UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO ETF Trust

PIMCO ETF TRUST

Annual Report

June 30, 2021

Index Exchange-Traded Funds

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund | ZROZ | NYSE Arca

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund | STPZ | NYSE Arca

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund | LTPZ | NYSE Arca

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund | TIPZ | NYSE Arca

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund | HYS | NYSE Arca

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund | CORP | NYSE Arca

Actively-Managed Exchange-Traded Funds

PIMCO Active Bond Exchange-Traded Fund | BOND | NYSE Arca

PIMCO Enhanced Low Duration Active Exchange-Traded Fund | LDUR | NYSE Arca

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund | EMNT | NYSE Arca

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund | MINT | NYSE Arca

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund | MUNI | NYSE Arca

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund | SMMU | NYSE Arca

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		20

Financial Highlights		22

Statements of Assets and Liabilities		26

Statements of Operations		28

Statements of Changes in Net Assets		30

Statement of Cash Flows		34

Notes to Financial Statements		100

Report of Independent Registered Public Accounting Firm		126

Glossary		127

Federal Income Tax Information		128

Distribution Information		130

Management of the Trust		133

Privacy Policy		135

Liquidity Risk Management Program		136

Fund	Fund Summary	Schedule of Investments

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	35

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	36

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	37

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	38

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	39

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	47

PIMCO Active Bond Exchange-Traded Fund	14	54

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	15	67

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	16	77

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	17	82

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	18	89

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	94

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO ETF Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate

2	PIMCO ETF TRUST

bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at (888) 400-4ETF. We also invite you to visit our website at www.pimco.com to learn more about PIMCO ETFs.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO ETF Trust

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the Funds

PIMCO ETF Trust (the “Trust”) is an open-end management investment company that includes the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. An Index Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, a “Fund” or the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to

4	PIMCO ETF TRUST

adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified

ANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the Funds	(Cont.)

Fund Name (Cont.)	Fund Inception	Diversification Status
PIMCO Active Bond Exchange-Traded Fund	02/29/12	Diversified
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	12/10/19	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and

6	PIMCO ETF TRUST

after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(14.70)%	3.89%	10.50%	8.76%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(14.77)%	3.87%	10.50%	8.74%
The ICE BofAML Long U.S. Treasury Principal STRIPS Index±	(14.56)%	4.24%	10.69%	8.93%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML Long US Treasury Principal STRIPS Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (STRIPS) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.15%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA Long US Treasury Principal STRIPS Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	There were no material contributors for this Fund.

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS (zero-coupon) curve rose, negatively impacting the return of both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	6.07%	2.73%	1.58%	2.24%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	6.09%	2.74%	1.58%	2.24%
The ICE BofAML 1-5 Year U.S. Inflation-Linked Treasury Index±	6.29%	2.95%	1.79%	2.47%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 1-5 Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 1-5 Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	6.00%	7.01%	6.39%	6.97%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	5.95%	7.01%	6.37%	6.96%
The ICE BofAML 15+ Year U.S. Inflation-Linked Treasury Index±	6.10%	7.24%	6.60%	7.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 15+ Year US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML 15+ Year US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the 15+ Year U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no material detractors for this Fund.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	6.31%	4.11%	3.36%	4.13%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	6.25%	4.09%	3.35%	4.12%
The ICE BofAML U.S. Inflation-Linked Treasury Index±	6.46%	4.30%	3.55%	4.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML US Inflation-Linked Treasury Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofAML US Inflation-Linked Treasury Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. PIMCO uses an indexing approach in managing the Fund’s investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	U.S. real yields moved lower across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in positive performance for both the Fund and the U.S. TIPS Index.

»	A positive inflation accrual, or the change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Index.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	91.7%

Short-Term Instruments	7.7%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	14.35%	5.71%	5.07%	5.10%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	14.68%	5.67%	5.05%	5.10%
ICE BofAML 0-5 Year US High Yield Constrained Index±	15.52%	6.42%	5.67%	5.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA 0-5 Year US High Yield Constrained Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the media, entertainment, and publishing sector contributed to performance, as the Fund’s media, entertainment, and publishing positions outperformed the broader sector.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader market.

»	Overweight exposure to the aerospace and defense sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

»	Security selection in the gaming and lodging sector detracted from performance, as the Fund’s gaming and lodging positions underperformed the broader sector.

»	Security selection in the finance and insurance sector detracted from performance, as the Fund’s finance and insurance positions underperformed the broader sector.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Industrials	44.4%

Banking & Finance	32.0%

Utilities	13.0%

Short-Term Instruments	5.2%

U.S. Treasury Obligations	5.2%

Sovereign Issues	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	3.29%	4.85%	5.12%	4.97%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	2.96%	4.72%	5.10%	4.96%
ICE BofAML US Corporate Index±	3.57%	4.95%	5.18%	5.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± ICE BofAML US Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.20%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the ICE BofA US Corporate Index (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund had positive performance, as the Underlying Index had positive performance.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	13

PIMCO Active Bond Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	28.5%

U.S. Government Agencies	25.1%

U.S. Treasury Obligations	19.4%

Asset-Backed Securities	13.8%

Non-Agency Mortgage-Backed Securities	6.5%

Preferred Securities	3.1%

Municipal Bonds & Notes	1.6%

Short-Term Instruments	1.1%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	Fund Inception (02/29/2012)
PIMCO Active Bond Exchange-Traded Fund (Based on Net Asset Value)	2.20%	3.86%	4.40%
PIMCO Active Bond Exchange-Traded Fund (At Market Price)(1)	1.99%	3.88%	4.39%
Bloomberg Barclays U.S. Aggregate Index±	(0.33)%	3.03%	3.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.57%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Active Bond Exchange-Traded Fund seeks current income and long-term capital appreciation, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) and other securitized assets contributed to relative performance, as spreads tightened.

»	Selection within investment-grade corporate credit, particularly a preference for financials, contributed to relative performance as spreads tightened.

»	Positions in high yield credit contributed to relative performance, as spreads tightened.

»	Positions in taxable municipals contributed to relative performance as spreads tightened.

»	Overweight exposure to Agency MBS, particularly a preference for 2% and 2.5% coupons in Q3’21, contributed to relative performance as excess returns for these securities were positive.

»	Local rate exposure in Canada detracted from relative performance, as interest rates rose.

14	PIMCO ETF TRUST

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

U.S. Treasury Obligations	43.3%

Corporate Bonds & Notes	33.3%

Asset-Backed Securities	8.8%

U.S. Government Agencies	7.7%

Non-Agency Mortgage-Backed Securities	6.6%

Short-Term Instruments	0.2%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	Fund Inception (01/22/2014)
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	1.57%	2.71%	2.59%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund (At Market Price)(1)	1.36%	2.69%	2.58%
ICE BofAML 1-3 Year U.S. Treasury Index±	0.07%	1.60%	1.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.56%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	Holdings of securitized credits contributed to performance, as the asset class provided positive returns.

»	U.S. interest rate positioning contributed to performance, as the U.S. treasury curve steepened.

»	Short exposure to high yield corporate credit detracted from performance, as spreads on the asset class tightened.

»	A long Australian dollar bias versus the U.S. dollar detracted from performance, as the Australian dollar depreciated relative to the U.S. dollar.

ANNUAL REPORT	|	JUNE 30, 2021	15

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

Ticker Symbol - EMNT

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	49.9%

U.S. Government Agencies	19.4%

Short-Term Instruments	13.3%

Asset-Backed Securities	11.7%

Non-Agency Mortgage-Backed Securities	2.7%

Sovereign Issues	2.5%

Municipal Bonds & Notes	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (12/10/2019)
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (Based on Net Asset Value)	1.00%	1.63%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund (At Market Price)(1)(2)	1.00%	1.62%
FTSE 3-Month Treasury Bill Index±	0.08%	0.45%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2)	The Fund was seeded on December 10, 2019, but was not listed for trading until December 12, 2019. Accordingly, there is no Market Price information for December 10, 2019 through December 11, 2019.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.39%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, while incorporating PIMCO’s ESG investment strategy. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	U.S. interest rate positioning at the front end of the curve contributed to performance, as the U.S. treasury curve steepened.

»	Holdings of securitized credits contributed to performance, as prices for these securities appreciated.

»	There were no notable detractors for this Fund.

16	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Corporate Bonds & Notes	58.3%

Asset-Backed Securities	14.4%

U.S. Government Agencies	12.0%

Non-Agency Mortgage-Backed Securities	6.0%

Short-Term Instruments	5.5%

Sovereign Issues	3.6%

Municipal Bonds & Notes	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	0.89%	1.94%	1.45%	1.47%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.85%	1.93%	1.44%	1.46%
FTSE 3-Month Treasury Bill Index±	0.08%	1.14%	0.60%	0.53%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.37%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as spreads tightened.

»	Holdings of securitized credit contributed to performance, as prices for these securities appreciated.

»	U.S. interest rate positioning at the front end of the curve contributed to performance, as the U.S. treasury curve steepened.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	17

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	9.4%

Electric Power & Light Revenue	9.0%

Ad Valorem Property Tax	8.1%

Water Revenue	5.6%

Tobacco Settlement Funded	4.8%

Natural Gas Revenue	4.8%

Income Tax Revenue	4.7%

Highway Revenue Tolls	4.5%

Industrial Revenue	3.6%

College & University Revenue	3.4%

Sales Tax Revenue	3.2%

Lease (Appropriation)	3.1%

Miscellaneous Revenue	3.0%

Fuel Sales Tax Revenue	2.7%

Sewer Revenue	2.5%

Port, Airport & Marina Revenue	2.4%

Local or Guaranteed Housing	2.0%

General Fund	1.8%

Appropriations	1.7%

Nuclear Revenue	1.5%

Transit Revenue	1.4%

Other	2.5%

Short-Term Instruments	14.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	3.56%	2.89%	3.26%	3.39%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	3.73%	2.90%	3.26%	3.40%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	3.08%	2.82%	3.52%	3.61%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal rates increased in the belly of the curve.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the electric utility sector contributed to performance, as the securities outperformed the general municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the education sector detracted from performance, as the securities underperformed the general municipal market.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2021†§

Municipal Bonds & Notes

Ad Valorem Property Tax	14.0%

Health, Hospital & Nursing Home Revenue	12.0%

College & University Revenue	7.0%

Electric Power & Light Revenue	6.1%

Water Revenue	4.3%

Highway Revenue Tolls	4.2%

Sales Tax Revenue	2.9%

Natural Gas Revenue	2.8%

Miscellaneous Revenue	2.6%

Income Tax Revenue	2.6%

General Fund	2.1%

Industrial Revenue	1.9%

Fuel Sales Tax Revenue	1.9%

Local or Guaranteed Housing	1.5%

Tobacco Settlement Funded	1.5%

Transit Revenue	1.2%

Recreational Revenue	1.2%

Port, Airport & Marina Revenue	1.0%

Other	5.2%

Short-Term Instruments	23.6%

U.S. Treasury Obligations	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Year	10 Years	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	1.66%	1.73%	1.33%	1.37%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	1.62%	1.84%	1.36%	1.38%
Bloomberg Barclays 1-Year Municipal Bond Index±	0.79%	1.36%	1.09%	1.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1)	The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or via (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.35%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the revenue segment contributed to performance, as the securities outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the transportation sector contributed to performance, as the securities outperformed the general municipal market.

»	Yield curve strategies detracted from performance, as short-term municipal rates fell.

»	Security selection within the pre-refunded segment detracted from performance, as the securities underperformed the general municipal market.

»	Security selection within the education sector detracted from performance, as the securities underperformed the municipal market.

ANNUAL REPORT	|	JUNE 30, 2021	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$893.80	$0.69	$1,000.00	$1,023.65	$0.74	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,028.10	0.99	1,000.00	1,023.41	0.99	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	987.50	0.97	1,000.00	1,023.41	0.99	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,015.60	0.98	1,000.00	1,023.41	0.99	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,039.80	2.74	1,000.00	1,021.70	2.71	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	988.80	0.97	1,000.00	1,023.41	0.99	0.20
PIMCO Active Bond Exchange-Traded Fund	1,000.00	993.20	2.67	1,000.00	1,021.70	2.71	0.55
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,000.00	1,002.30	2.29	1,000.00	1,022.09	2.32	0.47
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	1,000.00	1,002.20	1.17	1,000.00	1,023.21	1.18	0.24
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,001.40	1.71	1,000.00	1,022.68	1.73	0.35
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	1,007.10	1.71	1,000.00	1,022.68	1.73	0.35
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	1,003.60	1.71	1,000.00	1,022.68	1.73	0.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO ETF TRUST

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ANNUAL REPORT	|	JUNE 30, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

06/30/2021	$173.14	$2.49	$(27.75)	$(25.26)	$(2.50)	$0.00	$0.00	$(2.50)

06/30/2020	128.17	2.99	45.06	48.05	(3.08)	0.00	0.00	(3.08)

06/30/2019	115.51	3.15	12.73	15.88	(3.22)	0.00	0.00	(3.22)

06/30/2018	117.38	3.11	(1.85)	1.26	(3.13)	0.00	0.00	(3.13)

06/30/2017	135.43	3.10	(17.80)	(14.70)	(3.35)	0.00	0.00	(3.35)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

06/30/2021	$53.21	$1.85	$1.35	$3.20	$(1.36)	$0.00	$0.00	$(1.36)

06/30/2020	52.62	0.26	1.56	1.82	(1.07)	0.00	(0.16)	(1.23)

06/30/2019	51.76	0.97	0.64	1.61	(0.75)	0.00	0.00	(0.75)

06/30/2018	52.18	1.04	(0.51)	0.53	(0.95)	0.00	0.00	(0.95)

06/30/2017	52.83	0.87	(0.87)	0.00	(0.65)	0.00	0.00	(0.65)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

06/30/2021	$83.31	$2.10	$2.85	$4.95	$(1.77)	$0.00	$0.00	$(1.77)

06/30/2020	69.61	0.19	15.22	15.41	(1.71)	0.00	(0.00)	(1.71)

06/30/2019	67.57	1.58	1.72	3.30	(1.26)	0.00	0.00	(1.26)

06/30/2018	65.64	2.03	1.79	3.82	(1.89)	0.00	0.00	(1.89)

06/30/2017	69.55	1.80	(3.74)	(1.94)	(1.97)	0.00	0.00	(1.97)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

06/30/2021	$63.20	$2.07	$1.89	$3.96	$(1.39)	$0.00	$0.00	$(1.39)

06/30/2020	59.46	0.22	4.82	5.04	(1.09)	0.00	(0.21)	(1.30)

06/30/2019	57.61	1.08	1.57	2.65	(0.80)	0.00	0.00	(0.80)

06/30/2018	57.61	1.25	(0.07)	1.18	(1.18)	0.00	0.00	(1.18)

06/30/2017	59.09	1.10	(1.61)	(0.51)	(0.97)	0.00	0.00	(0.97)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

06/30/2021	$91.45	$3.70	$9.16	$12.86	$(4.32)	$0.00	$0.00	$(4.32)

06/30/2020	100.71	4.08	(8.54)	(4.46)	(4.80)	0.00	0.00	(4.80)

06/30/2019	100.07	4.63	0.90	5.53	(4.89)	0.00	0.00	(4.89)

06/30/2018	101.62	4.44	(1.28)	3.16	(4.71)	0.00	0.00	(4.71)

06/30/2017	96.65	4.60	5.66	10.26	(5.29)	0.00	0.00	(5.29)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

06/30/2021	$114.04	$2.92	$0.79	$3.71	$(3.01)	$(0.14)	$0.00	$(3.15)

06/30/2020	107.27	3.40	6.88	10.28	(3.51)	0.00	0.00	(3.51)

06/30/2019	100.41	3.44	6.96	10.40	(3.54)	0.00	0.00	(3.54)

06/30/2018	104.90	3.31	(4.43)	(1.12)	(3.31)	(0.06)	0.00	(3.37)

06/30/2017	105.72	3.11	(0.86)	2.25	(3.07)	0.00	0.00	(3.07)

PIMCO Active Bond Exchange-Traded Fund

06/30/2021	$111.39	$2.27	$0.16	$2.43	$(2.81)	$0.00	$0.00	$(2.81)

06/30/2020	107.54	2.88	4.42	7.30	(3.45)	0.00	0.00	(3.45)

06/30/2019	103.19	3.54	4.49	8.03	(3.68)	0.00	0.00	(3.68)

06/30/2018	106.07	3.17	(2.73)	0.44	(3.06)	0.00	(0.26)	(3.32)

06/30/2017	107.31	2.88	(0.80)	2.08	(2.48)	0.00	(0.84)	(3.32)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

06/30/2021	$101.79	$1.16	$0.43	$1.59	$(1.60)	$0.00	$0.00	$(1.60)

06/30/2020	100.15	2.61	2.06	4.67	(3.03)	0.00	0.00	(3.03)

06/30/2019	99.61	2.96	0.62	3.58	(3.04)	0.00	0.00	(3.04)

06/30/2018	101.02	2.51	(1.42)	1.09	(2.50)	0.00	0.00	(2.50)

06/30/2017	100.23	2.17	0.35	2.52	(1.73)	0.00	0.00	(1.73)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

06/30/2021	$100.64	$0.74	$0.26	$1.00	$(0.98)	$0.00	$0.00	$(0.98)

12/10/2019 - 06/30/2020	100.00	1.04	0.49	1.53	(0.89)	0.00	0.00	(0.89)

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

$145.38	(14.70)%	$395,447	0.15%	0.15%	0.15%	0.15%	1.59%	25%

173.14	37.97	375,713	0.15	0.15	0.15	0.15	1.98	14

128.17	14.17	265,315	0.15	0.15	0.15	0.15	2.79	21

115.51	1.08	164,028	0.15	0.15	0.15	0.15	2.71	19

117.38	(10.88)	166,683	0.15	0.15	0.15	0.15	2.53	14

$55.05	6.07%	$972,716	0.20%	0.20%	0.20%	0.20%	3.40%	26%

53.21	3.52	628,978	0.20	0.20	0.20	0.20	0.49	30

52.62	3.17	748,304	0.20	0.20	0.20	0.20	1.89	36

51.76	1.02	826,530	0.20	0.20	0.20	0.20	2.01	32

52.18	0.00	1,136,011	0.20	0.20	0.20	0.20	1.64	38

$86.49	6.00%	$602,828	0.20%	0.20%	0.20%	0.20%	2.46%	4%

83.31	22.47	614,024	0.20	0.20	0.20	0.20	0.25	9

69.61	5.06	178,903	0.20	0.20	0.20	0.20	2.45	6

67.57	5.88	254,745	0.20	0.20	0.20	0.20	3.05	10

65.64	(2.82)	148,992	0.20	0.20	0.20	0.20	2.66	16

$65.77	6.31%	$176,261	0.20%	0.20%	0.20%	0.20%	3.19%	5%

63.20	8.61	61,936	0.20	0.20	0.20	0.20	0.35	10

59.46	4.69	52,327	0.20	0.20	0.20	0.20	1.89	9

57.61	2.07	50,695	0.21	0.21	0.21	0.21	2.18	8

57.61	(0.87)	70,864	0.20	0.20	0.20	0.20	1.88	8

$99.99	14.35%	$2,239,839	0.55%	0.55%	0.55%	0.55%	3.81%	65%

91.45	(4.56)	1,156,826	0.56	0.56	0.55	0.55	4.22	36

100.71	5.71	1,460,224	0.56	0.56	0.55	0.55	4.66	27

100.07	3.18	1,666,164	0.56	0.56	0.55	0.55	4.41	42

101.62	10.88	1,824,151	0.55	0.55	0.55	0.55	4.58	43

$114.60	3.29%	$794,189	0.20%	0.20%	0.20%	0.20%	2.55%	21%

114.04	9.76	659,123	0.20	0.20	0.20	0.20	3.10	18

107.27	10.65	797,018	0.20	0.20	0.20	0.20	3.41	27

100.41	(1.12)	756,084	0.20	0.20	0.20	0.20	3.20	10

104.90	2.19	737,459	0.20	0.20	0.20	0.20	2.97	7

$111.01	2.20%	$4,282,895	0.55%	0.55%	0.55%	0.55%	2.04%	273%

111.39	6.92	3,400,704	0.57	0.57	0.55	0.55	2.65	146

107.54	7.99	2,422,925	0.73	0.73	0.55	0.55	3.42	155

103.19	0.41	2,072,132	0.76	0.76	0.55	0.55	3.03	142

106.07	2.00	2,039,657	0.61	0.61	0.55	0.55	2.70	569

$101.78	1.57%	$1,129,706	0.47%	0.49%	0.44%	0.46%	1.13%	73%

101.79	4.77	496,743	0.49	0.56	0.39	0.46	2.61	378

100.15	3.66	352,514	0.79	0.86	0.39	0.46	2.98	1,613

99.61	1.09	157,382	1.02	1.09	0.39	0.46	2.51	326

101.02	2.54	93,947	0.67 (e)	0.74 (e)	0.47 (e)	0.54 (e)	2.15	651

$100.66	0.99%	$153,000	0.25%	0.37%	0.25%	0.37%	0.74%	120%

100.64	1.54	87,553	0.27 *	0.51 *	0.24 *	0.48 *	1.87 *	102

ANNUAL REPORT	|	JUNE 30, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

06/30/2021	$101.65	$0.52	$0.39	$0.91	$(0.57)	$0.00	$0.00	$(0.57)

06/30/2020	101.75	2.06	0.15	2.21	(2.31)	0.00	0.00	(2.31)

06/30/2019	101.58	2.73	0.11	2.84	(2.67)	0.00	0.00	(2.67)

06/30/2018	101.74	1.95	(0.23)	1.72	(1.85)	(0.03)	0.00	(1.88)

06/30/2017	101.14	1.45	0.61	2.06	(1.46)	0.00	0.00	(1.46)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

06/30/2021	$55.73	$0.97	$1.00	$1.97	$(0.98)	$0.00	$0.00	$(0.98)

06/30/2020	54.77	1.24	0.96	2.20	(1.24)	0.00	0.00	(1.24)

06/30/2019	52.84	1.40	1.93	3.33	(1.40)	0.00	0.00	(1.40)

06/30/2018	53.48	1.30	(0.64)	0.66	(1.30)	0.00	0.00	(1.30)

06/30/2017	55.11	1.25	(1.64)	(0.39)	(1.24)	0.00	0.00	(1.24)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

06/30/2021	$51.04	$0.42	$0.42	$0.84	$(0.47)	$0.00	$0.00	$(0.47)

06/30/2020	50.53	0.81	0.51	1.32	(0.81)	0.00	0.00	(0.81)

06/30/2019	49.91	0.95	0.61	1.56	(0.94)	0.00	0.00	(0.94)

06/30/2018	50.25	0.77	(0.35)	0.42	(0.76)	0.00	0.00	(0.76)

06/30/2017	50.65	0.60	(0.41)	0.19	(0.59)	0.00	0.00	(0.59)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(e)	Effective May 8, 2017, the Fund’s Management fees was decreased by 0.09% to an annual rate of 0.46%.

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

$101.99	0.89%	$14,024,433	0.35%	0.35%	0.35%	0.35%	0.51%	71%

101.65	2.21	13,914,440	0.37	0.37	0.35	0.35	2.03	81

101.75	2.84	11,939,913	0.36	0.36	0.35	0.35	2.70	72

101.58	1.70	9,410,140	0.42	0.42	0.35	0.35	1.92	86

101.74	2.05	7,195,945	0.35	0.35	0.35	0.35	1.43	82

$56.72	3.56%	$647,152	0.35%	0.35%	0.35%	0.35%	1.72%	16%

55.73	4.06	468,662	0.35	0.35	0.35	0.35	2.25	34

54.77	6.41	304,515	0.35	0.35	0.35	0.35	2.63	39

52.84	1.25	275,309	0.35	0.35	0.35	0.35	2.44	27

53.48	(0.69)	259,917	0.35	0.35	0.35	0.35	2.33	30

$51.41	1.66%	$452,932	0.35%	0.35%	0.35%	0.35%	0.83%	27%

51.04	2.64	176,581	0.35	0.35	0.35	0.35	1.60	55

50.53	3.17	96,505	0.35	0.35	0.35	0.35	1.91	49

49.91	0.83	67,874	0.35	0.35	0.35	0.35	1.55	87

50.25	0.37	65,826	0.35	0.35	0.35	0.35	1.20	80

ANNUAL REPORT	|	JUNE 30, 2021	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:

Investments, at value
Investments in securities*^	$395,317	$971,221	$598,612	$175,634
Investments in Affiliates	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Cash	217	2,983	365	756
Deposits with counterparty	0	0	0	0
Foreign currency, at value	0	0	0	0
Receivable for investments sold	19,508	19,143	6,464	2,969
Receivable for TBA investments sold	0	0	0	0
Receivable for Fund shares sold	0	0	0	0
Interest and/or dividends receivable	0	1,689	1,809	656
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	415,042	995,036	607,250	180,015

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0
Over the counter	0	0	0	0
Payable for investments purchased	19,551	22,158	0	3,726
Payable for investments purchased on delayed delivery basis	0	0	0	0
Payable for TBA investments purchased	0	0	0	0
Payable upon return of securities loaned	0	0	0	0
Deposits from counterparty	0	0	0	0
Payable for Fund shares redeemed	0	0	4,325	0
Overdraft due to custodian	0	0	0	0
Accrued management fees	44	162	97	28
Accrued reimbursement to PIMCO	0	0	0	0
Total Liabilities	19,595	22,320	4,422	3,754

Net Assets	$395,447	$972,716	$602,828	$176,261

Net Assets Consist of:

Paid in capital	$458,302	$978,252	$617,422	$169,167
Distributable earnings (accumulated loss)	(62,855)	(5,536)	(14,594)	7,094

Net Assets	$395,447	$972,716	$602,828	$176,261

Shares Issued and Outstanding	2,720	17,670	6,970	2,680

Net Asset Value Per Share Outstanding(a):	$145.38	$55.05	$86.49	$65.77

Cost of investments in securities	$435,285	$961,513	$599,226	$168,373
Cost of investments in Affiliates	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0

* Includes repurchase agreements of:	$0	$0	$0	$0
^ Includes securities on loan of:	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$2,206,793	$785,324	$4,834,757	$1,583,460	$154,042	$14,206,693	$630,683	$479,621
18,215	0	0	0	0	7	0	0

30	20	179	9	0	0	0	0
969	201	47	673	178	0	0	0
13,487	0	1,396	700	127	1,756	583	528
6,554	792	13,666	2,426	0	0	0	0
0	0	1,942	74	2	0	0	0
11,077	4,319	2,730	0	0	2,014	0	0
0	0	1,248,332	0	0	0	0	0
0	0	0	0	0	0	11,343	0
31,432	6,787	23,374	4,798	478	25,537	5,515	2,675
0	0	0	0	15	0	0	0
2,288,557	797,443	6,126,423	1,592,140	154,842	14,236,007	648,124	482,824

$0	$0	$11,039	$322,172	$0	$0	$0	$0
0	0	0	132,722	0	0	0	0
0	0	265,664	0	0	0	0	0

116	0	243	186	0	0	0	0
0	0	60	299	25	0	0	0
26,211	2,850	16,907	6,101	1,772	186,617	790	29,765
0	0	0	0	0	20,897	0	0
0	0	1,545,211	0	0	0	0	0
20,792	0	0	0	0	7	0	0
610	0	2,480	520	0	0	0	0
0	0	0	0	0	0	0	0
0	275	0	0	0	0	0	0
989	129	1,924	429	45	4,053	182	127
0	0	0	5	0	0	0	0
48,718	3,254	1,843,528	462,434	1,842	211,574	972	29,892

$2,239,839	$794,189	$4,282,895	$1,129,706	$153,000	$14,024,433	$647,152	$452,932

$2,403,844	$756,659	$4,189,948	$1,126,099	$152,490	$13,995,016	$620,466	$449,437
(164,005)	37,530	92,947	3,607	510	29,417	26,686	3,495

$2,239,839	$794,189	$4,282,895	$1,129,706	$153,000	$14,024,433	$647,152	$452,932

22,400	6,930	38,580	11,100	1,520	137,510	11,410	8,810

$99.99	$114.60	$111.01	$101.78	$100.66	$101.99	$56.72	$51.41

$2,187,627	$750,211	$4,702,561	$1,577,704	$153,663	$14,177,955	$600,000	$475,029
$18,215	$0	$0	$0	$0	$7	$0	$0
$0	$0	$2,046	$78	$2	$0	$0	$0
$0	$0	$266,051	$0	$0	$0	$0	$0
$6,332	$3,222	$2,999	$(4,199)	$0	$0	$0	$0

$34,400	$40,700	$39,700	$0	$1,600	$404,700	$0	$0
$20,390	$0	$0	$0	$0	$7	$0	$0

ANNUAL REPORT	|	JUNE 30, 2021	27

Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:

Interest, net of foreign taxes*	$6,655	$26,490	$16,889	$4,291
Dividends	0	0	0	0
Securities lending income	0	0	0	0
Total Income	6,655	26,490	16,889	4,291

Expenses:

Management fees	574	1,469	1,269	252
Trustee fees	5	9	8	1
Interest expense	0	0	0	0
Miscellaneous expense	0	0	0	0
Total Expenses	579	1,478	1,277	253
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	579	1,478	1,277	253

Net Investment Income (Loss)	6,076	25,012	15,612	4,038

Net Realized Gain (Loss):

Investments in securities	(1,154)	2,757	(2,057)	10
In-kind redemptions	19,129	25,001	60,015	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency	0	0	0	0

Net Realized Gain (Loss)	17,975	27,758	57,958	10

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(88,252)	(10,060)	(41,410)	2,963
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0
Short sales	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(88,252)	(10,060)	(41,410)	2,963

Net Increase (Decrease) in Net Assets Resulting from Operations	$(64,201)	$42,710	$32,160	$7,011

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

$72,210	$21,760	$101,585	$13,114	$1,379	$124,045	$11,787	$3,571
0	0	1,203	0	0	0	0	0
239	0	0	0	0	12	0	0
72,449	21,760	102,788	13,114	1,379	124,057	11,787	3,571

9,126	1,582	21,834	3,741	504	50,264	1,991	1,058
20	11	51	8	2	198	7	3
15	1	18	226	2	2	0	0
0	0	6	40	7	0	0	0
9,161	1,594	21,909	4,015	515	50,464	1,998	1,061
0	0	0	(149)	(170)	0	0	0
9,161	1,594	21,909	3,866	345	50,464	1,998	1,061

63,288	20,166	80,879	9,248	1,034	73,593	9,789	2,510

(24,935)	4,218	2,830	3,006	38	6,470	93	34
14,732	6,099	0	0	0	0	0	0
22,590	(2,931)	6,041	(3,660)	0	0	0	0
(66)	(17)	(19)	(2,145)	109	0	0	0
0	0	0	227	5	0	0	0
0	0	453	203	(31)	0	0	0

12,321	7,369	9,305	(2,369)	121	6,470	93	34

123,969	(6,014)	(7,896)	1,896	(84)	45,995	9,214	1,568
3,606	171	(2,953)	520	0	0	0	0
1,017	217	102	717	197	0	0	0
0	0	0	121	0	0	0	0
0	0	(86)	10	(1)	0	0	0

128,592	(5,626)	(10,833)	3,264	112	45,995	9,214	1,568

$204,201	$21,909	$79,351	$10,143	$1,267	$126,058	$19,096	$4,112

$0	$0	$0	$0	$0	$94	$0	$0

ANNUAL REPORT	|	JUNE 30, 2021	29

Statements of Changes in Net Assets

	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,076	$6,482	$25,012	$3,369
Net realized gain (loss)	17,975	62,137	27,758	82
Net change in unrealized appreciation (depreciation)	(88,252)	35,076	(10,060)	19,392

Net Increase (Decrease) in Net Assets Resulting from Operations	(64,201)	103,695	42,710	22,843

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(5,991)	(6,364)	(19,529)	(14,551)
Tax basis return of capital	0	0	0	(2,072)

Total Distributions(a)	(5,991)	(6,364)	(19,529)	(16,623)

Fund Share Transactions:

Receipts for shares sold	324,692	263,721	768,465	36,739
Cost of shares redeemed	(234,766)	(250,654)	(447,908)	(162,285)
Net increase (decrease) resulting from Fund share transactions	89,926	13,067	320,557	(125,546)

Total Increase (Decrease) in Net Assets	19,734	110,398	343,738	(119,326)

Net Assets:

Beginning of year	375,713	265,315	628,978	748,304
End of year	$395,447	$375,713	$972,716	$628,978

Shares of Beneficial Interest:

Shares sold	2,100	1,700	14,000	700
Shares redeemed	(1,550)	(1,600)	(8,150)	(3,100)
Net increase (decrease) in shares outstanding	550	100	5,850	(2,400)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund		PIMCO Active Bond Exchange-Traded Fund

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$15,612	$698	$4,038	$191	$63,288	$60,784	$20,166	$20,239	$80,879	$76,948
57,958	16,462	10	67	12,321	(28,641)	7,369	24,396	9,305	26,045
(41,410)	36,467	2,963	4,355	128,592	(97,116)	(5,626)	15,916	(10,833)	86,570

32,160	53,627	7,011	4,613	204,201	(64,973)	21,909	60,551	79,351	189,563

(12,067)	(5,557)	(2,953)	(955)	(72,424)	(71,011)	(21,539)	(21,128)	(99,158)	(90,615)
0	0	0	(189)	0	0	0	0	0	0

(12,067)	(5,557)	(2,953)	(1,144)	(72,424)	(71,011)	(21,539)	(21,128)	(99,158)	(90,615)

628,567	520,191	110,267	9,122	1,556,050	1,592,636	214,022	122,390	973,960	1,183,283
(659,856)	(133,140)	0	(2,982)	(604,814)	(1,760,050)	(79,326)	(299,708)	(71,962)	(304,452)
(31,289)	387,051	110,267	6,140	951,236	(167,414)	134,696	(177,318)	901,998	878,831

(11,196)	435,121	114,325	9,609	1,083,013	(303,398)	135,066	(137,895)	882,191	977,779

614,024	178,903	61,936	52,327	1,156,826	1,460,224	659,123	797,018	3,400,704	2,422,925
$602,828	$614,024	$176,261	$61,936	$2,239,839	$1,156,826	$794,189	$659,123	$4,282,895	$3,400,704

7,300	6,550	1,700	150	16,000	16,350	1,850	1,100	8,700	10,850
(7,700)	(1,750)	0	(50)	(6,250)	(18,200)	(700)	(2,750)	(650)	(2,850)
(400)	4,800	1,700	100	9,750	(1,850)	1,150	(1,650)	8,050	8,000

ANNUAL REPORT	|	JUNE 30, 2021	31

Statements of Changes in Net Assets	(Cont.)

	PIMCO Enhanced Low Duration Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Inception date through June 30, 2020(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,248	$11,297	$1,034	$706
Net realized gain (loss)	(2,369)	5,626	121	32
Net change in unrealized appreciation (depreciation)	3,264	2,309	112	419

Net Increase (Decrease) in Net Assets Resulting from Operations	10,143	19,232	1,267	1,157

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(11,473)	(12,814)	(1,306)	(608)
Tax basis return of capital	0	0	0	0

Total Distributions(b)	(11,473)	(12,814)	(1,306)	(608)

Fund Share Transactions:

Receipts for shares sold	646,514	213,202	80,592	87,004
Cost of shares redeemed	(12,221)	(75,391)	(15,106)	0
Net increase (decrease) resulting from Fund share transactions	634,293	137,811	65,486	87,004

Total Increase (Decrease) in Net Assets	632,963	144,229	65,447	87,553

Net Assets:

Beginning of year	496,743	352,514	87,553	0
End of year	$1,129,706	$496,743	$153,000	$87,553

Shares of Beneficial Interest:

Shares sold	6,340	2,120	800	870
Shares redeemed	(120)	(760)	(150)	0
Net increase (decrease) in shares outstanding	6,220	1,360	650	870

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 10, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$73,593	$267,053	$9,789	$8,236	$2,510	$1,952
6,470	8,068	93	(684)	34	(381)
45,995	(39,711)	9,214	6,592	1,568	1,727

126,058	235,410	19,096	14,144	4,112	3,298

(80,109)	(295,040)	(9,729)	(8,015)	(2,520)	(1,882)
0	0	0	0	0	0

(80,109)	(295,040)	(9,729)	(8,015)	(2,520)	(1,882)

1,941,343	6,351,234	169,123	184,530	274,759	83,613
(1,877,299)	(4,317,077)	0	(26,512)	0	(4,953)
64,044	2,034,157	169,123	158,018	274,759	78,660

109,993	1,974,527	178,490	164,147	276,351	80,076

13,914,440	11,939,913	468,662	304,515	176,581	96,505
$14,024,433	$13,914,440	$647,152	$468,662	$452,932	$176,581

19,040	62,510	3,000	3,350	5,350	1,650
(18,410)	(42,980)	0	(500)	0	(100)
630	19,530	3,000	2,850	5,350	1,550

ANNUAL REPORT	|	JUNE 30, 2021	33

Statement of Cash Flows PIMCO Enhanced Low Duration Active Exchange-Traded Fund

Year Ended June 30, 2021
(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$10,143

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,466,377)
Proceeds from sales of long-term securities	776,125
(Purchases) Proceeds from sales of short-term portfolio investments, net	2,490
(Increase) decrease in deposits with counterparty	(92)
(Increase) decrease in receivable for investments sold	32,620
(Increase) decrease in interest and/or dividends receivable	(1,988)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,196)
Proceeds from (Payments on) over the counter financial derivative instruments	(1,810)
(Increase) decrease in reimbursement receivable from PIMCO	30
Increase (decrease) in payable for investments purchased	1,016
Increase (decrease) in deposits from counterparty	240
Increase (decrease) in accrued management fees	251
Proceeds from (Payments on) short sales transactions, net	(55,411)
Proceeds from (Payments on) foreign currency transactions	213
Net Realized (Gain) Loss
Investments in securities	(3,006)
Exchange-traded or centrally cleared financial derivative instruments	3,660
Over the counter financial derivative instruments	2,145
Short sales	(227)
Foreign currency	(203)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,896)
Exchange-traded or centrally cleared financial derivative instruments	(520)
Over the counter financial derivative instruments	(717)
Short sales	(121)
Foreign currency assets and liabilities	(10)
Net amortization (accretion) on investments	2,819

Net Cash Provided by (Used for) Operating Activities	(703,822)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	646,514
Payments on shares redeemed	(12,221)
Cash distributions paid	(11,473)
Proceeds from reverse repurchase agreements	30,221,988
Payments on reverse repurchase agreements	(30,273,365)
Proceeds from sale-buyback transactions	1,796,996
Payments on sale-buyback transactions	(1,664,274)

Net Cash Received from (Used for) Financing Activities	704,165

Net Increase (Decrease) in Cash and Foreign Currency	343

Cash and Foreign Currency:

Beginning of year	431
End of year	$774

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$269

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

U.S. TREASURY OBLIGATIONS 100.0%

U.S. Treasury STRIPS (a)
0.000% due 08/15/2046	$35,418	$20,772
0.000% due 11/15/2046	35,020	20,471
0.000% due 02/15/2047	35,290	20,545
0.000% due 05/15/2047	35,364	20,477
0.000% due 08/15/2047	35,043	20,118
0.000% due 11/15/2047	35,201	20,118
0.000% due 02/15/2048	35,392	20,150
0.000% due 05/15/2048	35,173	19,931
0.000% due 08/15/2048	35,256	19,851
0.000% due 11/15/2048	35,014	19,688
0.000% due 02/15/2049	35,228	19,661
0.000% due 05/15/2049	34,909	19,363
0.000% due 08/15/2049	35,038	19,299
0.000% due 11/15/2049	33,785	18,565

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/15/2050	$33,172	$18,110
0.000% due 05/15/2050	34,906	18,934
0.000% due 08/15/2050	36,559	19,742
0.000% due 11/15/2050	36,342	19,521
0.000% due 02/15/2051	38,225	20,465
0.000% due 05/15/2051	36,600	19,536

Total U.S. Treasury Obligations (Cost $435,285)		395,317

Total Investments in Securities (Cost $435,285)		395,317

Total Investments 100.0% (Cost $435,285)		$395,317

Other Assets and Liabilities, net 0.0%		130

Net Assets 100.0%		$395,447

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$395,317	$0	$395,317

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	35

Schedule of Investments	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

U.S. TREASURY OBLIGATIONS 99.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2022	$17,357	$17,989
0.125% due 01/15/2023	68,138	71,201
0.125% due 07/15/2024	76,610	82,403
0.125% due 10/15/2024	29,694	32,010
0.125% due 04/15/2025	63,004	68,023
0.125% due 10/15/2025	10,958	11,930
0.125% due 04/15/2026	59,836	65,118
0.250% due 01/15/2025	56,428	61,091
0.375% due 07/15/2023	86,742	92,293
0.375% due 07/15/2025	61,459	67,504
0.500% due 04/15/2024	60,587	65,322
0.625% due 04/15/2023	81,785	86,527

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 01/15/2024	$75,227	$81,036
0.625% due 01/15/2026	98,501	109,430
2.375% due 01/15/2025	51,053	59,344

Total U.S. Treasury Obligations (Cost $961,513)		971,221

Total Investments in Securities (Cost $961,513)		971,221

Total Investments 99.8% (Cost $961,513)		$971,221

Other Assets and Liabilities, net 0.2%		1,495

Net Assets 100.0%		$972,716

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$971,221	$0	$971,221

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

U.S. TREASURY OBLIGATIONS 99.3%

U.S. Treasury Inflation Protected Securities (a)
0.250% due 02/15/2050	$21,420	$24,295
0.625% due 02/15/2043	49,130	58,772
0.750% due 02/15/2042	52,711	64,297
0.750% due 02/15/2045	50,348	62,199
0.875% due 02/15/2047	41,720	53,771
1.000% due 02/15/2046	44,410	58,140
1.000% due 02/15/2048	39,657	52,988
1.000% due 02/15/2049	43,466	58,635
1.375% due 02/15/2044	51,431	71,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040	$16,315	$24,350
2.125% due 02/15/2041	46,450	70,087

Total U.S. Treasury Obligations (Cost $599,226)		598,612

Total Investments in Securities (Cost $599,226)		598,612

Total Investments 99.3% (Cost $599,226)		$598,612

Other Assets and Liabilities, net 0.7%		4,216

Net Assets 100.0%		$602,828

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$598,612	$0	$598,612

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	37

Schedule of Investments	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$4,429	$4,529
0.125% due 07/15/2022	9,281	9,619
0.125% due 01/15/2023	8,678	9,068
0.125% due 07/15/2024	3,079	3,311
0.125% due 07/15/2026	3,995	4,376
0.125% due 01/15/2030	2,455	2,697
0.125% due 01/15/2031	3,385	3,729
0.125% due 02/15/2051	783	860
0.250% due 07/15/2029	3,188	3,549
0.250% due 02/15/2050	2,387	2,708
0.375% due 07/15/2025	9,975	10,956
0.375% due 01/15/2027	9,022	9,991
0.500% due 01/15/2028	1,329	1,491
0.625% due 01/15/2024	14,419	15,533
0.750% due 07/15/2028	2,860	3,284
0.750% due 02/15/2042	8,187	9,986
0.750% due 02/15/2045	1,105	1,366
0.875% due 02/15/2047	2,251	2,901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2046	$3,496	$4,577
1.000% due 02/15/2048	2,261	3,021
1.000% due 02/15/2049	1,591	2,147
1.375% due 02/15/2044	4,116	5,688
1.750% due 01/15/2028	11,138	13,469
2.000% due 01/15/2026	9,676	11,388
2.125% due 02/15/2040	3,188	4,758
2.375% due 01/15/2025	10,651	12,381
2.500% due 01/15/2029	9,347	12,048
3.375% due 04/15/2032	4,203	6,203

Total U.S. Treasury Obligations (Cost $168,373)		175,634

Total Investments in Securities (Cost $168,373)		175,634

Total Investments 99.6% (Cost $168,373)		$175,634

Other Assets and Liabilities, net 0.4%		627

Net Assets 100.0%		$176,261

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$175,634	$0	$175,634

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~	$401	$406

Revlon Consumer Products Corp.
4.250% (LIBOR03M + 3.500%) due 06/30/2025 ~	1,363	1,042
10.250% (LIBOR03M + 8.500%) due 12/15/2023 ~	908	867

Riverbed Technology, Inc. (7.500% Cash and 4.500% PIK)
12.000% (LIBOR03M + 6.500%) due 12/31/2026 ~(b)	1,640	1,298

Total Loan Participations and Assignments (Cost $3,727)		3,613

CORPORATE BONDS & NOTES 91.1%

BANKING & FINANCE 14.4%

AerCap Holdings NV
5.875% due 10/10/2079 •	2,008	2,096

Ally Financial, Inc.
5.750% due 11/20/2025	982	1,129

CIT Group, Inc.
4.750% due 02/16/2024	2,806	3,049
5.000% due 08/15/2022	2,821	2,952
5.000% due 08/01/2023	400	433

Credit Acceptance Corp.
5.125% due 12/31/2024	573	596
6.625% due 03/15/2026	2,015	2,123

Deutsche Bank AG
4.296% due 05/24/2028 •(j)	55	57
4.500% due 04/01/2025 (j)	15,920	17,190

Diversified Healthcare Trust
9.750% due 06/15/2025	1,585	1,757

Enact Holdings, Inc.
6.500% due 08/15/2025	7,907	8,737

ESH Hospitality, Inc.
5.250% due 05/01/2025	4,344	4,430

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	200	204
3.096% due 05/04/2023	100	102
3.219% due 01/09/2022	300	304
3.370% due 11/17/2023	10	10
3.664% due 09/08/2024	6,281	6,602
3.813% due 10/12/2021	100	101
4.063% due 11/01/2024	5,106	5,437
4.140% due 02/15/2023	100	104
4.250% due 09/20/2022	50	52
4.389% due 01/08/2026	3,443	3,723
5.584% due 03/18/2024	4,749	5,207
5.875% due 08/02/2021	400	403

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	10,974	11,413

Freedom Mortgage Corp.
6.625% due 01/15/2027 (a)	2,800	2,823
7.625% due 05/01/2026	445	464
8.125% due 11/15/2024	7,517	7,797
8.250% due 04/15/2025	7,740	8,104

Genworth Holdings, Inc.
4.900% due 08/15/2023	2,998	3,012
7.625% due 09/24/2021 (i)	8,039	8,180

Geo Group, Inc.
5.125% due 04/01/2023 (i)	7,056	6,712

Global Aircraft Leasing Co. Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 09/15/2024 (b)	150	151

HAT Holdings LLC
3.375% due 06/15/2026	9,668	9,753

Icahn Enterprises LP
4.750% due 09/15/2024	8,400	8,789

Intesa Sanpaolo SpA
5.017% due 06/26/2024	15,129	16,469
5.710% due 01/15/2026	300	340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

iStar, Inc.
4.250% due 08/01/2025	$3,207	$3,308
4.750% due 10/01/2024	6,984	7,360

KCA Deutag UK Finance PLC
9.875% due 12/01/2025 (l)	293	324

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	4,051	4,083
5.250% due 10/01/2025	2,015	2,053

MGIC Investment Corp.
5.750% due 08/15/2023	2,199	2,378

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025	5,065	5,421
5.625% due 05/01/2024	8,530	9,248

Navient Corp.
5.500% due 01/25/2023	253	267
6.125% due 03/25/2024	5,322	5,760
6.500% due 06/15/2022	6,064	6,331
7.250% due 01/25/2022	3,578	3,716

NMI Holdings, Inc.
7.375% due 06/01/2025	394	453

OneMain Finance Corp.
3.500% due 01/15/2027	617	622
5.625% due 03/15/2023	6,287	6,723
6.125% due 05/15/2022	8,665	9,025
6.125% due 03/15/2024	16,725	18,021

Oxford Finance LLC
6.375% due 12/15/2022	100	101

Park Intermediate Holdings LLC
4.875% due 05/15/2029	434	449
7.500% due 06/01/2025	2,917	3,171

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	5,334	5,630

PRA Group, Inc.
7.375% due 09/01/2025	2,864	3,093

Provident Funding Associates LP
6.375% due 06/15/2025	3,158	3,210

Radian Group, Inc.
4.500% due 10/01/2024	594	637
6.625% due 03/15/2025	3,174	3,586

RLJ Lodging Trust LP
3.750% due 07/01/2026	3,564	3,604

SBA Communications Corp.
4.875% due 09/01/2024	30	31

Service Properties Trust
7.500% due 09/15/2025	10,633	12,048

Sitka Holdings LLC
4.643% due 07/06/2026 •(a)	2,400	2,398

SLM Corp.
4.200% due 10/29/2025	4,251	4,583

Starwood Property Trust, Inc.
3.625% due 07/15/2026 (a)	2,800	2,825
4.750% due 03/15/2025	1,291	1,344
5.000% due 12/15/2021	8,693	8,747
5.500% due 11/01/2023	3,651	3,829

Uniti Group LP
7.125% due 12/15/2024	9,104	9,423
7.875% due 02/15/2025	7,488	8,039

VICI Properties LP
3.500% due 02/15/2025	8,045	8,230

Voyager Aviation Holdings LLC
8.500% due 05/09/2026	1,147	1,051

		321,927

INDUSTRIALS 69.0%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^«(c)	3,264	8

Adient U.S. LLC
9.000% due 04/15/2025	966	1,066

ADT Security Corp.
3.500% due 07/15/2022	3,069	3,130

Albertsons Cos., Inc.
3.250% due 03/15/2026	966	983
3.500% due 02/15/2023	4,676	4,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 01/15/2027	$3,049	$3,193
7.500% due 03/15/2026	674	742

Allegheny Technologies, Inc.
7.875% due 08/15/2023	7,386	8,106

Altice France S.A.
8.125% due 02/01/2027	4,151	4,528

AMC Networks, Inc.
4.750% due 08/01/2025	9,980	10,273
5.000% due 04/01/2024	4,247	4,313

American Airlines, Inc.
5.500% due 04/20/2026	13,653	14,472
11.750% due 07/15/2025	7,685	9,654

Antero Resources Corp.
8.375% due 07/15/2026	1,848	2,104

Apache Corp.
4.625% due 11/15/2025	4,819	5,218

Aramark Services, Inc.
5.000% due 04/01/2025	400	411
6.375% due 05/01/2025	1,876	1,996

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	2,314	2,392
6.000% due 02/15/2025	2,897	2,996

Ascend Learning LLC
6.875% due 08/01/2025	682	698

ATP Tower Holdings LLC
4.050% due 04/27/2026	2,464	2,540

Avient Corp.
5.250% due 03/15/2023	5,515	5,920

Avon Products, Inc.
6.500% due 03/15/2023	8,378	9,031

B&G Foods, Inc.
5.250% due 04/01/2025	6,888	7,083

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	5,351	5,413

Banijay Entertainment SASU
5.375% due 03/01/2025	2,698	2,794

Bausch Health Americas, Inc.
9.250% due 04/01/2026	8,252	8,986

Bausch Health Cos., Inc.
5.500% due 11/01/2025	483	496
6.125% due 04/15/2025	13,521	13,876
9.000% due 12/15/2025	11,477	12,321

Berry Global, Inc.
4.500% due 02/15/2026	148	152
5.125% due 07/15/2023	1,591	1,595

Bombardier, Inc.
6.000% due 10/15/2022	50	50
6.125% due 01/15/2023	11,702	12,348
7.125% due 06/15/2026	7,328	7,682
7.500% due 12/01/2024	1,800	1,883
7.500% due 03/15/2025	6,000	6,184

Boxer Parent Co., Inc.
7.125% due 10/02/2025	966	1,036

Boyd Gaming Corp.
8.625% due 06/01/2025	4,313	4,760

Buckeye Partners LP
4.125% due 03/01/2025	1,843	1,916

BY Crown Parent LLC
4.250% due 01/31/2026	280	294

Caesars Entertainment, Inc.
6.250% due 07/01/2025	27,002	28,656

Caesars Resort Collection LLC
5.750% due 07/01/2025	966	1,019

Callon Petroleum Co.
6.250% due 04/15/2023	7,746	7,760

Carnival Corp.
7.625% due 03/01/2026	6,416	6,977
10.500% due 02/01/2026	57	66
11.500% due 04/01/2023	15,906	17,921

Carvana Co.
5.625% due 10/01/2025	2,864	2,985

CCO Holdings LLC
4.500% due 08/15/2030	14,003	14,598
4.500% due 05/01/2032	4,270	4,440
5.750% due 02/15/2026	400	414

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	39

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CEC Entertainment LLC
6.750% due 05/01/2026	$7,785	$7,999

Cedar Fair LP
5.500% due 05/01/2025	2,514	2,627

Centennial Resource Production LLC
5.375% due 01/15/2026	218	214

CF Industries, Inc.
3.450% due 06/01/2023	6,334	6,619

Change Healthcare Holdings LLC
5.750% due 03/01/2025	14,761	15,019

Chesapeake Energy Corp.
5.500% due 02/01/2026	8,804	9,313

Cinemark USA, Inc.
8.750% due 05/01/2025	1,261	1,383

Citgo Holding, Inc.
9.250% due 08/01/2024	400	409

Citgo Petroleum Corp.
7.000% due 06/15/2025	483	504

Clarios Global LP
6.250% due 05/15/2026	580	619
6.750% due 05/15/2025	494	527

Clarivate Science Holdings Corp.
4.875% due 06/30/2029	300	308

Clear Channel International BV
6.625% due 08/01/2025	1,776	1,873

Cleveland-Cliffs, Inc.
6.750% due 03/15/2026	3,846	4,154

Cogent Communications Group, Inc.
3.500% due 05/01/2026	1,776	1,818
5.375% due 03/01/2022	3,481	3,552

Colfax Corp.
6.375% due 02/15/2026	3,271	3,461

Colgate Energy Partners LLC
7.750% due 02/15/2026	2,020	2,221

CommScope Technologies LLC
6.000% due 06/15/2025	1,876	1,918

CommScope, Inc.
5.500% due 03/01/2024	6,839	7,056
6.000% due 03/01/2026	3,158	3,338
8.250% due 03/01/2027	8,750	9,363

Community Health Systems, Inc.
6.625% due 02/15/2025	9,277	9,822
8.000% due 03/15/2026	6,236	6,727

Continental Resources, Inc.
3.800% due 06/01/2024	5,197	5,502
4.500% due 04/15/2023	384	401

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	2,439	2,497

Coty, Inc.
5.000% due 04/15/2026	9,313	9,469
6.500% due 04/15/2026	100	102

Crown Americas LLC
4.500% due 01/15/2023	15,595	16,355

CSC Holdings LLC
5.250% due 06/01/2024	6,858	7,441
5.875% due 09/15/2022	1,751	1,843
6.750% due 11/15/2021	14,480	14,800

CVR Energy, Inc.
5.250% due 02/15/2025	7,330	7,348

DCP Midstream Operating LP
3.875% due 03/15/2023	2,501	2,600
4.950% due 04/01/2022	10,322	10,546
5.375% due 07/15/2025	2,715	3,027
5.850% due 05/21/2043 •	3,603	3,350

Dell International LLC
7.125% due 06/15/2024	184	189

Delta Air Lines, Inc.
2.900% due 10/28/2024	13,891	14,142
3.625% due 03/15/2022	4,253	4,314
7.375% due 01/15/2026	2,978	3,497

Diamond Asset Co. (9.000% Cash and 4.000% PIK)
13.000% due 04/22/2027 (b)	157	158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Offshore Drilling, Inc.
13.000% due 12/21/2026 «	$79	$79

Diamond Resorts International, Inc.
7.750% due 09/01/2023	200	206
10.750% due 09/01/2024	716	746

Diebold Nixdorf, Inc.
9.375% due 07/15/2025	6,582	7,319

DISH DBS Corp.
5.000% due 03/15/2023	1,194	1,253
5.875% due 07/15/2022	8,836	9,229
5.875% due 11/15/2024	250	269

DKT Finance ApS
9.375% due 06/17/2023	5,210	5,334

eG Global Finance PLC
6.750% due 02/07/2025	100	104
8.500% due 10/30/2025	463	491

Elanco Animal Health, Inc.
5.272% due 08/28/2023	868	936

EMC Corp.
3.375% due 06/01/2023	5,726	5,961

Endo Dac
6.000% due 06/30/2028	8,285	5,598
9.500% due 07/31/2027	2,204	2,251

EnLink Midstream Partners LP
4.150% due 06/01/2025	8,792	9,219
4.400% due 04/01/2024	594	625

Ensign Drilling, Inc.
9.250% due 04/15/2024	7,075	6,713

EQM Midstream Partners LP
4.750% due 07/15/2023	7,998	8,359
6.000% due 07/01/2025	2,738	2,984

EQT Corp.
3.125% due 05/15/2026	483	496
7.625% due 02/01/2025	7,147	8,346

ESC CB J.C. Penny Corp.
5.650% due 06/01/2049	24	0

Fairstone Financial, Inc.
7.875% due 07/15/2024	6,350	6,642

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	6,305	6,423

Ford Motor Co.
8.500% due 04/21/2023	9,462	10,571
9.000% due 04/22/2025	14,028	17,313

Forterra Finance LLC
6.500% due 07/15/2025	30	32

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	400	405
4.550% due 11/14/2024	7,585	8,258

Gap, Inc.
8.375% due 05/15/2023	50	56
8.625% due 05/15/2025	13,029	14,310

Gates Global LLC
6.250% due 01/15/2026	4,117	4,327

GFL Environmental, Inc.
3.750% due 08/01/2025	5,766	5,932
4.250% due 06/01/2025	1,249	1,304

Global Medical Response, Inc.
6.500% due 10/01/2025	1,976	2,037

goeasy Ltd.
4.375% due 05/01/2026	6,497	6,668
5.375% due 12/01/2024	45	47

Golden Entertainment, Inc.
7.625% due 04/15/2026	14	15

Golden Nugget, Inc.
6.750% due 10/15/2024	7,130	7,212

Gran Tierra Energy International Holdings Ltd.
6.250% due 02/15/2025	400	356

Grinding Media, Inc.
7.375% due 12/15/2023	6,271	6,434

H-Food Holdings LLC
8.500% due 06/01/2026	2,564	2,681

Hanesbrands, Inc.
4.625% due 05/15/2024	8,060	8,554
5.375% due 05/15/2025	4,437	4,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
5.375% due 02/01/2025	$261	$295
5.875% due 05/01/2023	13,899	15,121
5.875% due 02/15/2026	383	444

Hess Midstream Operations LP
5.625% due 02/15/2026	2,259	2,359

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025	4,612	4,868

Howmet Aerospace, Inc.
5.125% due 10/01/2024	150	166
6.875% due 05/01/2025	483	563

Hudbay Minerals, Inc.
4.500% due 04/01/2026	2,698	2,711

iHeartCommunications, Inc.
6.375% due 05/01/2026	1,200	1,279
8.375% due 05/01/2027	1,775	1,904

Indigo Merger Sub, Inc.
2.875% due 07/15/2026 (a)	875	890

INEOS Quattro Finance 2 PLC
3.375% due 01/15/2026	5,436	5,515

Ingevity Corp.
3.875% due 11/01/2028	2,182	2,168

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)	4,276	1,424

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)	5,633	3,232
8.500% due 10/15/2024 ^(c)	2,975	1,766
9.500% due 09/30/2022	3,586	4,212

Intelsat Luxembourg S.A.
8.125% due 06/01/2023 ^(c)	3,915	135

International Game Technology PLC
4.125% due 04/15/2026	1,776	1,851
6.500% due 02/15/2025	594	667

IRB Holding Corp.
6.750% due 02/15/2026	400	415
7.000% due 06/15/2025	5,849	6,329

Ithaca Energy North Sea PLC
9.375% due 07/15/2024	8,601	8,939

Jaguar Land Rover Automotive PLC
7.750% due 10/15/2025	14,113	15,533

JELD-WEN, Inc.
4.625% due 12/15/2025	5,029	5,136

KAR Auction Services, Inc.
5.125% due 06/01/2025	13,154	13,515

KB Home
7.000% due 12/15/2021	4,560	4,606
7.500% due 09/15/2022	3,371	3,619

Kenan Advantage Group, Inc.
7.875% due 07/31/2023	85	85

L Brands, Inc.
5.625% due 10/15/2023	4,240	4,670
9.375% due 07/01/2025	483	626

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	5,949	6,172

Laredo Petroleum, Inc.
9.500% due 01/15/2025	3,592	3,789

Legacy LifePoint Health LLC
6.750% due 04/15/2025	9,740	10,404

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	5,338	5,572

Life Time, Inc.
5.750% due 01/15/2026	4,281	4,442

Ligado Networks LLC (15.500% PIK)
15.500% due 11/01/2023 (b)	6,100	5,968

Ligado Networks LLC (17.500% PIK)
17.500% due 05/01/2024 (b)	1,776	1,323

Lithia Motors, Inc.
5.250% due 08/01/2025	248	256

Live Nation Entertainment, Inc.
5.625% due 03/15/2026	1,926	2,010

LSF9 Atlantis Holdings LLC
7.750% due 02/15/2026	4,381	4,549

40	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macy’s, Inc.
8.375% due 06/15/2025	$12,808	$14,136

Magellan Health, Inc.
4.900% due 09/22/2024	966	1,077

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025	483	515

Mattel, Inc.
3.150% due 03/15/2023	4,057	4,161
3.375% due 04/01/2026	400	416

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	13,026	13,173
7.250% due 04/15/2025	400	393

Mercer International, Inc.
5.500% due 01/15/2026	10	10

MGM China Holdings Ltd.
5.375% due 05/15/2024	5,679	5,847

MGM Resorts International
6.750% due 05/01/2025	9,727	10,432
7.750% due 03/15/2022	7,155	7,487

Midas Intermediate Holdco LLC
7.875% due 10/01/2022 (i)	2,736	2,675

Modulaire Global Finance PLC
8.000% due 02/15/2023	4,671	4,813

Mohegan Gaming & Entertainment
8.000% due 02/01/2026	4,927	5,154

Nabors Industries Ltd.
7.250% due 01/15/2026	285	280

Nabors Industries, Inc.
5.750% due 02/01/2025	64	59
9.000% due 02/01/2025 (i)	8,285	8,731

Navios Maritime Holdings, Inc.
7.375% due 01/15/2022	3,946	3,428

NCL Corp. Ltd.
3.625% due 12/15/2024	6,695	6,474
5.875% due 03/15/2026	8,491	8,913
12.250% due 05/15/2024	350	423

Netflix, Inc.
5.500% due 02/15/2022	10,913	11,215
5.875% due 02/15/2025	383	443

Newell Brands, Inc.
4.000% due 06/15/2022	400	409
4.700% due 04/01/2026	67	75

Nine Energy Service, Inc.
8.750% due 11/01/2023	5,582	2,854

Nokia OYJ
3.375% due 06/12/2022	7,693	7,858

Northriver Midstream Finance LP
5.625% due 02/15/2026	2,290	2,383

Northwest Acquisitions ULC
7.125% due 11/01/2022 ^(c)	2,388	3

NortonLifeLock, Inc.
3.950% due 06/15/2022	400	408

Nufarm Australia Ltd.
5.750% due 04/30/2026	96	99

NuStar Logistics LP
4.750% due 02/01/2022	5,051	5,117
5.750% due 10/01/2025	1,876	2,046
6.000% due 06/01/2026	1,876	2,039

Occidental Petroleum Corp.
2.700% due 08/15/2022	11,161	11,400
2.900% due 08/15/2024	9,783	10,015
3.125% due 02/15/2022	102	103
5.500% due 12/01/2025 (l)	2,898	3,211
5.550% due 03/15/2026	409	453
5.875% due 09/01/2025	8,124	9,048
6.950% due 07/01/2024	6,340	7,164
8.000% due 07/15/2025	100	120

OCI NV
4.625% due 10/15/2025	594	621
5.250% due 11/01/2024	988	1,021

Oriflame Investment Holding PLC
5.125% due 05/04/2026	80	82

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025	3,497	3,769

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Outfront Media Capital LLC
6.250% due 06/15/2025	$779	$826

Ovintiv Exploration, Inc.
5.375% due 01/01/2026	315	355
5.625% due 07/01/2024	5,581	6,217

Owens-Brockway Glass Container, Inc.
5.875% due 08/15/2023	4,729	5,106

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	2,496	2,555

PDC Energy, Inc.
5.750% due 05/15/2026	3,149	3,294

Penske Automotive Group, Inc.
3.500% due 09/01/2025	3,020	3,138

Performance Food Group, Inc.
6.875% due 05/01/2025	399	427

PowerTeam Services LLC
9.033% due 12/04/2025	1,876	2,066

Prime Healthcare Services, Inc.
7.250% due 11/01/2025	7,641	8,282

Prime Security Services Borrower LLC
5.250% due 04/15/2024	7,261	7,789
5.750% due 04/15/2026	2,971	3,290

PTC, Inc.
3.625% due 02/15/2025	400	413

QVC, Inc.
4.850% due 04/01/2024	4,893	5,323

Range Resources Corp.
4.875% due 05/15/2025	2,490	2,580
5.000% due 08/15/2022 (i)	11,143	11,391

Rattler Midstream LP
5.625% due 07/15/2025	230	242

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026	3,664	3,954

Resolute Forest Products, Inc.
4.875% due 03/01/2026	4,574	4,742

Revlon Consumer Products Corp.
6.250% due 08/01/2024	959	425

Rite Aid Corp.
7.500% due 07/01/2025	6,007	6,090
8.000% due 11/15/2026	384	390

Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023	5,113	5,238

Rolls-Royce PLC
3.625% due 10/14/2025	6,351	6,444
5.750% due 10/15/2027	3,188	3,516

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023	2,170	2,384
10.875% due 06/01/2023	10,273	11,712
11.500% due 06/01/2025	6,332	7,306

RP Escrow Issuer LLC
5.250% due 12/15/2025	6,792	7,111

Sabre GLBL, Inc.
7.375% due 09/01/2025	5,624	6,123
9.250% due 04/15/2025	491	585

Scientific Games International, Inc.
5.000% due 10/15/2025	1,077	1,115
8.250% due 03/15/2026	4,390	4,714
8.625% due 07/01/2025	8,991	9,856

Seagate HDD Cayman
4.750% due 06/01/2023	5,558	5,931
4.875% due 03/01/2024	145	157

Sealed Air Corp.
4.875% due 12/01/2022	1,135	1,184

Sensata Technologies BV
4.875% due 10/15/2023	4,952	5,320
5.000% due 10/01/2025	400	447

Sigma Holdco BV
7.875% due 05/15/2026 (i)	2,991	3,070

Sirius XM Radio, Inc.
3.875% due 08/01/2022	156	156
4.625% due 07/15/2024	10,127	10,418

Six Flags Entertainment Corp.
4.875% due 07/31/2024	11,353	11,481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SM Energy Co.
5.625% due 06/01/2025	$2,170	$2,151

Southwestern Energy Co.
6.450% due 01/23/2025	7,056	7,826

SPCM S.A.
4.875% due 09/15/2025	483	498

Spectrum Brands, Inc.
5.750% due 07/15/2025	1,937	1,987

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	4,370	4,403
5.500% due 01/15/2025	250	266
7.500% due 04/15/2025	11,639	12,458

Staples, Inc.
7.500% due 04/15/2026	11,588	12,017

Station Casinos LLC
5.000% due 10/01/2025	5,993	6,101

Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025	400	397

Summer BC Bidco B LLC
5.500% due 10/31/2026 (a)	1,900	1,934

Surgery Center Holdings, Inc.
6.750% due 07/01/2025	101	103
10.000% due 04/15/2027	3,081	3,392

T-Mobile USA, Inc.
2.250% due 02/15/2026	808	815
4.000% due 04/15/2022	1,832	1,870
4.500% due 02/01/2026	400	409

Team Health Holdings, Inc.
6.375% due 02/01/2025	1,881	1,793

TEGNA, Inc.
4.750% due 03/15/2026	50	53

Tempo Acquisition LLC
5.750% due 06/01/2025	400	422
6.750% due 06/01/2025	13,616	13,846

Tenet Healthcare Corp.
4.625% due 07/15/2024	5,725	5,823
4.625% due 09/01/2024	8,701	8,948
4.875% due 01/01/2026	4,558	4,733
6.750% due 06/15/2023	11,256	12,297
7.500% due 04/01/2025	2,115	2,287

Toll Brothers Finance Corp.
4.375% due 04/15/2023	400	418
5.875% due 02/15/2022	1,054	1,078

TransDigm, Inc.
6.250% due 03/15/2026	11,113	11,738
8.000% due 12/15/2025	6,158	6,671

Transocean, Inc.
7.250% due 11/01/2025	738	645
7.500% due 01/15/2026	738	636

Travel + Leisure Co.
4.250% due 03/01/2022	2,786	2,821
5.650% due 04/01/2024	7,754	8,474

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	4,583	4,809

Trinseo Materials Operating S.C.A.
5.375% due 09/01/2025	3,810	3,912

TripAdvisor, Inc.
7.000% due 07/15/2025	1,517	1,635

Triumph Group, Inc.
6.250% due 09/15/2024	14,145	14,410
7.750% due 08/15/2025	465	479
8.875% due 06/01/2024	2,458	2,738

Tronox, Inc.
6.500% due 05/01/2025	250	265

U.S. Foods, Inc.
6.250% due 04/15/2025	13,970	14,826

Uber Technologies, Inc.
7.500% due 05/15/2025	7,059	7,627
8.000% due 11/01/2026	2,172	2,347

United Airlines, Inc.
4.375% due 04/15/2026	13,419	13,908

Univision Communications, Inc.
5.125% due 02/15/2025	11,639	11,910

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	41

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vail Resorts, Inc.
6.250% due 05/15/2025	$200	$215

Vericast Corp.
8.375% due 08/15/2022	5,625	5,745

Veritas U.S., Inc.
7.500% due 09/01/2025	5,153	5,380
10.500% due 02/01/2024	7,502	7,730

ViaSat, Inc.
5.625% due 09/15/2025	10,299	10,528

Videotron Ltd.
5.000% due 07/15/2022	7,145	7,451
5.375% due 06/15/2024	300	329

Viking Cruises Ltd.
13.000% due 05/15/2025	8,055	9,492

Virgin Australia Holdings Pty. Ltd.
7.875% due 10/15/2021 ^(c)	3,100	287

Waste Pro USA, Inc.
5.500% due 02/15/2026	3,664	3,795

Weatherford International Ltd.
11.000% due 12/01/2024	3,158	3,288

WESCO Distribution, Inc.
7.125% due 06/15/2025	9,461	10,236

Western Digital Corp.
4.750% due 02/15/2026	11,445	12,733

Western Midstream Operating LP
4.350% due 02/01/2025	12,964	13,715

Wynn Las Vegas LLC
4.250% due 05/30/2023	6,579	6,834
5.500% due 03/01/2025	8,395	9,061

Wynn Macau Ltd.
4.875% due 10/01/2024	3,258	3,301

Wynn Resorts Finance LLC
7.750% due 04/15/2025	2,326	2,512

Xerox Holdings Corp.
5.000% due 08/15/2025	7,837	8,283

XPO Logistics, Inc.
6.125% due 09/01/2023	1,828	1,848
6.750% due 08/15/2024	142	148

Yum! Brands, Inc.
3.875% due 11/01/2023	4,202	4,426
7.750% due 04/01/2025	400	436

ZF North America Capital, Inc.
4.500% due 04/29/2022	400	410
4.750% due 04/29/2025	5,207	5,639

		1,546,766

UTILITIES 7.7%

Blue Racer Midstream LLC
7.625% due 12/15/2025	1,182	1,282

Calpine Corp.
5.250% due 06/01/2026	4,007	4,133

Cincinnati Bell, Inc.
7.000% due 07/15/2024	280	288
8.000% due 10/15/2025	130	137

Crestwood Midstream Partners LP
5.750% due 04/01/2025	243	250

CrownRock LP
5.625% due 10/15/2025	14,231	14,770

Drax Finco PLC
6.625% due 11/01/2025	434	450

Electricite de France S.A.
5.625% due 01/22/2024 •(g)	4,780	5,156

Endeavor Energy Resources LP
5.500% due 01/30/2026	180	188
6.625% due 07/15/2025	6,332	6,794

FirstEnergy Corp.
1.600% due 01/15/2026	400	391

Genesis Energy LP
5.625% due 06/15/2024	2,170	2,183
6.250% due 05/15/2026	384	386
6.500% due 10/01/2025	6,093	6,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lumen Technologies, Inc.
5.800% due 03/15/2022	$8,757	$9,023
7.500% due 04/01/2024	7,354	8,264

NGL Energy Operating LLC
7.500% due 02/01/2026	10,951	11,512

PBF Holding Co. LLC
9.250% due 05/15/2025	5,905	5,956

PBF Logistics LP
6.875% due 05/15/2023	9,607	9,451

Qwest Corp.
6.750% due 12/01/2021	10,893	11,159

Sprint Communications, Inc.
6.000% due 11/15/2022	7,384	7,827
11.500% due 11/15/2021	130	135

Sprint Corp.
7.125% due 06/15/2024	8,420	9,725
7.250% due 09/15/2021	12,577	12,789
7.625% due 03/01/2026	7,264	8,881
7.875% due 09/15/2023	18,439	20,971

Talen Energy Supply LLC
6.500% due 06/01/2025	1,576	1,061
10.500% due 01/15/2026	1,732	1,255

Tallgrass Energy Partners LP
5.500% due 09/15/2024	1,876	1,906
7.500% due 10/01/2025	220	242

Telecom Italia SpA
5.303% due 05/30/2024	6,444	7,070

TerraForm Power Operating LLC
4.250% due 01/31/2023	180	185

Transocean Phoenix Ltd.
7.750% due 10/15/2024	1,221	1,268

Transocean Proteus Ltd.
6.250% due 12/01/2024	894	906

		172,160

Total Corporate Bonds & Notes (Cost $2,023,111)		2,040,853

	SHARES
COMMON STOCKS 0.3%

COMMUNICATION SERVICES 0.3%

iHeartMedia, Inc. ‘A’ (d)	121,212	3,264

iHeartMedia, Inc. ‘B’ «(d)	122,615	2,972

		6,236

FINANCIALS 0.0%

Newco, Inc. «(d)	5,855	474

Stearns Holdings LLC ‘B’ «(d)(l)	214,645	309

		783

INDUSTRIALS 0.0%

Bruin Blocker LLC «(d)(l)	182,994	0

Diamond Offshore Drilling, Inc. «(d)	34,561	212

Voyager Aviation Holdings (d)	530	0

		212

Total Common Stocks (Cost $5,664)		7,231

WARRANTS 0.0%

FINANCIALS 0.0%

Guaranteed Rate, Inc. - Exp. 12/31/2060 «	1,029	125

Total Warrants (Cost $135)		125

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%

AGFC Capital Trust
1.934% (US0003M + 1.750%) due 01/15/2067 ~	665,000	$436

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «
9.500%	3,178	988

Total Preferred Securities (Cost $1,439)		1,424

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.8%

REPURCHASE AGREEMENTS (m) 1.5%
		34,400

U.S. TREASURY BILLS 2.4%
0.035% due 07/15/2021 - 12/02/2021 (e)(f)(o)	$53,558	53,553

U.S. TREASURY CASH MANAGEMENT BILLS 2.9%
0.016% due 09/14/2021 - 10/05/2021 (e)(f)	65,600	65,594

Total Short-Term Instruments (Cost $153,551)		153,547

Total Investments in Securities (Cost $2,187,627)		2,206,793

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

MUTUAL FUNDS 0.8%

PIMCO Government Money Market Fund
0.080% (h)(i)(k)	18,215,012	18,215

Total Short-Term Instruments (Cost $18,215)		18,215

Total Investments in Affiliates (Cost $18,215)		18,215

Total Investments 99.3% (Cost $2,205,842)		$2,225,008

Financial Derivative Instruments (n)(p) 0.0% (Cost or Premiums, net $6,332)		883

Other Assets and Liabilities, net 0.7%		13,948

Net Assets 100.0%		$2,239,839

42	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)

Securities with an aggregate market value of $20,390 were out on loan in exchange for $20,792 of cash collateral as of June 30, 2021. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(j)	Contingent convertible security.
(k)	Coupon represents a 7-Day Yield.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bruin Blocker LLC	04/20/2021	$0	$0	0.00%
KCA Deutag UK Finance PLC 9.875% due 12/01/2025	12/21/2020	303	324	0.02
Occidental Petroleum Corp. 5.500% due 12/01/2025	06/01/2021	3,140	3,211	0.14
Stearns Holdings LLC ‘B’	03/15/2021	377	309	0.01

		$3,820	$3,844	0.17%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	06/30/2021	07/01/2021	$34,400	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	$(35,157)	$34,400	$34,400

Total Repurchase Agreements						$(35,157)	$34,400	$34,400

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$34,400	$0	$0	$0	$34,400	$(35,157)	$(757)

Master Securities Lending Agreement
BCY	0	0	0	9,738	9,738	(9,926)	(188)
BPG	0	0	0	2,695	2,695	(2,749)	(54)
DEU	0	0	0	481	481	(491)	(10)
FOB	0	0	0	790	790	(806)	(16)
GSC	0	0	0	6,686	6,686	(6,820)	(134)

Total Borrowings and Other Financing Transactions	$34,400	$0	$0	$20,390

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	43

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$20,792	$0	$0	$0	$20,792

Total Borrowings	$20,792	$0	$0	$0	$20,792

Payable for securities on loan - cash collateral					$20,792

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(313) at a weighted average interest rate of (0.100%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2021	493	$(65,323)	$22	$0	$(116)

Total Futures Contracts				$22	$0	$(116)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025	$	18,952	$1,149	$752	$1,901	$1	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		53,500	5,232	321	5,553	29	0

Total Swap Agreements						$6,381	$1,073	$7,454	$30	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$30	$30	$0	$(116)	$0	$(116)

(o)

Securities with an aggregate market value of $2,776 and cash of $6,554 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

44	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$30,400	$(11)	$382	$371	$0

BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	87,700	(37)	491	454	0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	50,000	(1)	145	144	0

Total Swap Agreements								$(49)	$1,018	$969	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$371	$371	$0	$0	$0	$0	$371	$(290)	$81
BRC	0	0	454	454	0	0	0	0	454	(320)	134
GST	0	0	144	144	0	0	0	0	144	0	144

Total Over the Counter	$0	$0	$969	$969	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$30	$0	$0	$0	$30

Over the counter
Swap Agreements	$0	$0	$0	$0	$969	$969

	$0	$30	$0	$0	$969	$999

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$116	$116

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	45

Schedule of Investments	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	(Cont.)	June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(343)	$(343)
Swap Agreements	0	22,959	0	0	(26)	22,933

	$0	$22,959	$0	$0	$(369)	$22,590

Over the counter
Swap Agreements	$0	$3	$0	$0	$(69)	$(66)

	$0	$22,962	$0	$0	$(438)	$22,524

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(73)	$(73)
Swap Agreements	0	3,679	0	0	0	3,679

	$0	$3,679	$0	$0	$(73)	$3,606

Over the counter
Swap Agreements	$0	$0	$0	$0	$1,017	$1,017

	$0	$3,679	$0	$0	$944	$4,623

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,613	$0	$3,613
Corporate Bonds & Notes
Banking & Finance	0	321,927	0	321,927
Industrials	0	1,546,679	87	1,546,766
Utilities	0	172,160	0	172,160
Common Stocks
Communication Services	3,264	0	2,972	6,236
Financials	0	0	783	783
Industrials	0	0	212	212
Warrants
Financials	0	0	125	125
Preferred Securities
Banking & Finance	0	436	0	436
Industrials	0	0	988	988
Short-Term Instruments
Repurchase Agreements	0	34,400	0	34,400
U.S. Treasury Bills	0	53,553	0	53,553
U.S. Treasury Cash Management Bills	0	65,594	0	65,594

	$3,264	$2,198,362	$5,167	$2,206,793

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$18,215	$0	$0	$18,215

Total Investments	$21,479	$2,198,362	$5,167	$2,225,008

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	30	0	30
Over the counter	0	969	0	969

	$0	$999	$0	$999

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(116)	$0	$(116)

Total Financial Derivative Instruments	$0	$883	$0	$883

Totals	$21,479	$2,199,245	$5,167	$2,225,891

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 88.5%

BANKING & FINANCE 31.7%

Aflac, Inc.
3.625% due 11/15/2024	$3,960	$4,346

American Express Co.
2.650% due 12/02/2022	1,545	1,596
4.050% due 12/03/2042	137	164

American International Group, Inc.
3.750% due 07/10/2025	2,607	2,876
3.875% due 01/15/2035	620	704
3.900% due 04/01/2026	345	385
4.500% due 07/16/2044	260	316

American Tower Corp.
2.400% due 03/15/2025	1,080	1,129
2.750% due 01/15/2027	1,140	1,208
3.125% due 01/15/2027	1,235	1,327
3.375% due 10/15/2026	1,067	1,164
3.500% due 01/31/2023	1,700	1,781
3.600% due 01/15/2028	905	997

Athene Global Funding
3.000% due 07/01/2022	1,899	1,947

Athene Holding Ltd.
4.125% due 01/12/2028	368	411

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	2,960	3,050

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	1,815	1,951

Banco Santander Mexico S.A.
4.125% due 11/09/2022	265	276

Bank of America Corp.
2.592% due 04/29/2031 •	4,610	4,756
3.419% due 12/20/2028 •	2,198	2,395
3.458% due 03/15/2025 •	2,500	2,673
3.500% due 04/19/2026	2,052	2,262
4.000% due 04/01/2024	2,399	2,618
4.083% due 03/20/2051 •	2,760	3,305
4.271% due 07/23/2029 •	2,184	2,511
7.750% due 05/14/2038	211	334

Bank of New York Mellon Corp.
3.000% due 02/24/2025	3,001	3,230

Barclays PLC
4.375% due 01/12/2026	5,275	5,910

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	592	859

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	1,375	1,756

BNP Paribas S.A.
4.400% due 08/14/2028	1,152	1,329
4.705% due 01/10/2025 •	2,500	2,729

Boston Properties LP
3.800% due 02/01/2024	1,740	1,863

BPCE S.A.
4.500% due 03/15/2025	280	309
4.625% due 09/12/2028	255	299

Brookfield Finance, Inc.
4.850% due 03/29/2029	2,322	2,736

Cboe Global Markets, Inc.
3.650% due 01/12/2027	458	511

Charles Schwab Corp.
3.000% due 03/10/2025	250	268

China Cinda Finance Ltd.
4.250% due 04/23/2025	360	377

Chubb INA Holdings, Inc.
3.350% due 05/03/2026	3,180	3,494
4.350% due 11/03/2045	321	406

Citibank N.A.
3.650% due 01/23/2024	1,411	1,519

Citigroup, Inc.
2.561% due 05/01/2032 •(a)	2,500	2,547
2.876% due 07/24/2023 •	1,064	1,092
3.400% due 05/01/2026	1,051	1,148
3.700% due 01/12/2026	579	641
4.000% due 08/05/2024	1,092	1,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CME Group, Inc.
3.000% due 09/15/2022	$2,012	$2,077
3.000% due 03/15/2025	815	873
3.750% due 06/15/2028	900	1,027
4.150% due 06/15/2048	1,060	1,379

Cooperatieve Rabobank UA
5.250% due 05/24/2041	2,541	3,512

Credit Suisse Group AG
3.800% due 06/09/2023	1,319	1,398
4.875% due 05/15/2045	1,210	1,530

Crown Castle International Corp.
3.100% due 11/15/2029	1,179	1,254
3.650% due 09/01/2027	2,500	2,760
4.450% due 02/15/2026	1,899	2,148

CubeSmart LP
3.000% due 02/15/2030	200	210

Deutsche Bank AG
4.100% due 01/13/2026	1,687	1,851

Discover Bank
4.650% due 09/13/2028	1,090	1,280

Duke Realty LP
4.000% due 09/15/2028	1,745	1,988

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,452	1,667
5.000% due 04/20/2048	705	901

Essex Portfolio LP
2.650% due 03/15/2032	2,320	2,359
3.250% due 05/01/2023	2,261	2,360

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	1,223	1,409

First Republic Bank
4.375% due 08/01/2046	200	246

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,580	1,614

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	6,540	7,850

Global Atlantic Fin Co.
3.125% due 06/15/2031	100	101

GLP Capital LP
4.000% due 01/15/2030	1,345	1,445
4.000% due 01/15/2031	300	324
5.300% due 01/15/2029	1,426	1,665

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •	2,500	2,556
3.500% due 01/23/2025	260	281
4.750% due 10/21/2045	2,280	2,986
6.750% due 10/01/2037	1,587	2,315

Guardian Life Insurance Co. of America
4.850% due 01/24/2077	200	257

Highwoods Realty LP
3.050% due 02/15/2030	1,545	1,616

HSBC Holdings PLC
3.900% due 05/25/2026	1,995	2,220
3.973% due 05/22/2030 •	4,580	5,130
4.300% due 03/08/2026	1,826	2,061
4.583% due 06/19/2029 •	1,246	1,441

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	1,128	1,710

JPMorgan Chase & Co.
2.739% due 10/15/2030 •	4,580	4,797
2.950% due 10/01/2026	1,936	2,085
3.625% due 05/13/2024	3,840	4,165
4.850% due 02/01/2044	1,946	2,561
5.400% due 01/06/2042	250	343

Kilroy Realty LP
3.800% due 01/15/2023	1,030	1,072

Kimco Realty Corp.
4.450% due 09/01/2047	990	1,189

Lazard Group LLC
3.750% due 02/13/2025	2,988	3,264

Liberty Mutual Group, Inc.
3.951% due 10/15/2050	750	838

Lloyds Banking Group PLC
3.750% due 01/11/2027	3,775	4,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Manulife Financial Corp.
4.150% due 03/04/2026	$508	$573

Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	273	304
4.350% due 01/30/2047	150	188

MetLife, Inc.
4.050% due 03/01/2045	90	108
9.250% due 04/08/2068	305	463

Mitsubishi UFJ Financial Group, Inc.
2.665% due 07/25/2022	3,728	3,821
3.850% due 03/01/2026	493	552

Morgan Stanley
1.928% due 04/28/2032 •	2,500	2,432
3.875% due 01/27/2026	1,090	1,219
4.350% due 09/08/2026	717	813

MUFG Union Bank N.A.
2.100% due 12/09/2022	5,290	5,414

Nationwide Building Society
3.960% due 07/18/2030 •	1,435	1,612

Natwest Group PLC
4.892% due 05/18/2029 •	1,960	2,298
5.076% due 01/27/2030 •	1,570	1,864

New York Life Global Funding
2.350% due 07/14/2026	100	105

New York Life Insurance Co.
4.450% due 05/15/2069	250	315
6.750% due 11/15/2039	1,035	1,573

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	1,355	1,408
4.700% due 01/20/2046 •	530	588
5.100% due 10/16/2044 •	345	381

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,480	2,608

Nuveen Finance LLC
4.125% due 11/01/2024	1,850	2,041

ORIX Corp.
2.900% due 07/18/2022	1,565	1,606

PNC Bank N.A.
3.800% due 07/25/2023	1,905	2,031

Principal Life Global Funding
3.000% due 04/18/2026	1,034	1,117

Regency Centers LP
2.950% due 09/15/2029	1,423	1,500

Reinsurance Group of America, Inc.
3.950% due 09/15/2026	1,225	1,362

Santander Holdings USA, Inc.
4.500% due 07/17/2025	3,961	4,399

Service Properties Trust
5.000% due 08/15/2022	309	313

Societe Generale S.A.
4.250% due 04/14/2025	375	407

Spirit Realty LP
3.400% due 01/15/2030	1,225	1,308
4.450% due 09/15/2026	1,510	1,686

Sumitomo Life Insurance Co.
6.500% due 09/20/2073 •	250	277

Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	1,319	1,359

Sumitomo Mitsui Financial Group, Inc.
2.750% due 01/15/2030	2,920	3,067
2.784% due 07/12/2022	1,870	1,918
3.102% due 01/17/2023	1,729	1,803

Synchrony Financial
3.950% due 12/01/2027	1,964	2,191

Tanger Properties LP
3.750% due 12/01/2024	435	464

UBS Group AG
4.125% due 09/24/2025	1,480	1,652

Visa, Inc.
4.300% due 12/14/2045	2,221	2,855

WEA Finance LLC
3.750% due 09/17/2024	1,890	2,024

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	47

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.300% due 09/09/2024	$2,800	$3,020
3.900% due 05/01/2045	629	739
4.125% due 08/15/2023	75	81
4.150% due 01/24/2029	791	912
4.400% due 06/14/2046	188	227
5.013% due 04/04/2051 •	2,170	2,979

Welltower, Inc.
4.250% due 04/15/2028	1,738	1,995

Westpac Banking Corp.
2.850% due 05/13/2026	1,458	1,575

Weyerhaeuser Co.
4.000% due 11/15/2029	2,749	3,140

		251,670

INDUSTRIALS 44.0%

AbbVie, Inc.
3.200% due 05/14/2026	25	27
3.200% due 11/21/2029	4,830	5,250

Activision Blizzard, Inc.
3.400% due 09/15/2026	1,045	1,150

Aetna, Inc.
3.875% due 08/15/2047	980	1,100

Aker BP ASA
3.000% due 01/15/2025	5,115	5,378

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	260	270
3.400% due 12/06/2027	1,730	1,892
3.600% due 11/28/2024	2,025	2,204

Amazon.com, Inc.
1.500% due 06/03/2030	4,200	4,109
3.875% due 08/22/2037	2,624	3,134

Amgen, Inc.
3.150% due 02/21/2040	1,800	1,879
3.200% due 11/02/2027	655	716
3.625% due 05/22/2024	2,760	2,972
4.400% due 05/01/2045	540	657
4.663% due 06/15/2051	290	375
4.950% due 10/01/2041	665	864

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	3,163	4,011

Anheuser-Busch InBev Worldwide, Inc.
5.450% due 01/23/2039	250	330
5.550% due 01/23/2049	1,135	1,563
5.800% due 01/23/2059	250	362

Anthem, Inc.
3.500% due 08/15/2024	1,583	1,706
3.650% due 12/01/2027	933	1,045
4.550% due 03/01/2048	235	294

Apache Corp.
4.750% due 04/15/2043	263	274
5.100% due 09/01/2040	77	81

Apple, Inc.
3.250% due 02/23/2026	3,515	3,861
3.450% due 05/06/2024	265	287
3.850% due 08/04/2046	451	539
4.650% due 02/23/2046	450	598

AstraZeneca PLC
4.000% due 01/17/2029	1,350	1,553
6.450% due 09/15/2037	2,445	3,660

Bacardi Ltd.
2.750% due 07/15/2026	100	104

Baidu, Inc.
3.625% due 07/06/2027	1,445	1,595

BAT Capital Corp.
3.222% due 08/15/2024	900	956
4.540% due 08/15/2047	1,840	1,960

Baxalta, Inc.
5.250% due 06/23/2045	252	335

Bayer U.S. Finance LLC
4.250% due 12/15/2025	2,500	2,788
4.375% due 12/15/2028	90	103
4.875% due 06/25/2048	2,125	2,673

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BHP Billiton Finance USA Ltd.
5.000% due 09/30/2043	$2,032	$2,770

Boeing Co.
3.625% due 02/01/2031	2,500	2,691
3.750% due 02/01/2050	2,820	2,914

BorgWarner, Inc.
3.375% due 03/15/2025	150	162

Boston Scientific Corp.
3.750% due 03/01/2026	1,695	1,881
4.550% due 03/01/2039	1,000	1,224

BP Capital Markets America, Inc.
3.937% due 09/21/2028	644	735

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	3,770	4,229
4.350% due 11/15/2047	421	534

Broadcom Corp.
3.875% due 01/15/2027	123	136

Broadcom, Inc.
3.469% due 04/15/2034	1,372	1,453
4.750% due 04/15/2029	1,690	1,968

Campbell Soup Co.
4.800% due 03/15/2048	1,430	1,759

Cardinal Health, Inc.
2.616% due 06/15/2022	34	35

Cenovus Energy, Inc.
6.750% due 11/15/2039	218	297

Charter Communications Operating LLC
4.464% due 07/23/2022	2,375	2,459
4.500% due 02/01/2024	1,475	1,607
4.800% due 03/01/2050	2,110	2,428
4.908% due 07/23/2025	4,247	4,814

Cigna Corp.
2.375% due 03/15/2031	2,500	2,537

Citrix Systems, Inc.
3.300% due 03/01/2030	2,290	2,412
4.500% due 12/01/2027	1,830	2,076

Comcast Corp.
1.950% due 01/15/2031	4,510	4,451
2.800% due 01/15/2051	1,820	1,754
3.200% due 07/15/2036	575	619
3.600% due 03/01/2024	1,293	1,398

Conagra Brands, Inc.
5.300% due 11/01/2038	20	25

Constellation Brands, Inc.
4.100% due 02/15/2048	259	300
5.250% due 11/15/2048	1,125	1,510

Continental Resources, Inc.
4.500% due 04/15/2023	51	53

Corning, Inc.
5.750% due 08/15/2040	235	320

CRH America Finance, Inc.
3.400% due 05/09/2027	340	374

CSX Corp.
3.800% due 11/01/2046	960	1,101
6.220% due 04/30/2040	125	183

CVS Health Corp.
3.250% due 08/15/2029	536	582
3.375% due 08/12/2024	1,690	1,817
5.050% due 03/25/2048	1,585	2,063
5.125% due 07/20/2045	873	1,137

Dell International LLC
5.450% due 06/15/2023	2,905	3,152
8.100% due 07/15/2036	1,624	2,479
8.350% due 07/15/2046	795	1,302

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,225	1,242
4.375% due 04/19/2028	907	951
7.375% due 01/15/2026	200	235

Deutsche Telekom International Finance BV
3.600% due 01/19/2027	1,660	1,828

Discovery Communications LLC
3.625% due 05/15/2030	4,660	5,089
4.000% due 09/15/2055	304	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DP World PLC
5.625% due 09/25/2048	$720	$903

Eastern Energy Gas Holdings LLC
3.600% due 12/15/2024	669	725

Eastern Gas Transmission & Storage, Inc.
3.600% due 12/15/2024	333	361

eBay, Inc.
4.000% due 07/15/2042	1,674	1,881

Ecopetrol S.A.
5.375% due 06/26/2026	1,643	1,814

Eli Lilly & Co.
2.750% due 06/01/2025	1,219	1,305

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	340	363

Enbridge, Inc.
2.900% due 07/15/2022	2,564	2,626

Energy Transfer LP
3.600% due 02/01/2023	2,198	2,281
4.200% due 04/15/2027	520	575
4.250% due 03/15/2023	987	1,036
5.300% due 04/15/2047	790	926
6.250% due 04/15/2049	250	329

Eni SpA
4.000% due 09/12/2023	1,720	1,838
4.750% due 09/12/2028	1,045	1,226

Entergy Louisiana LLC
4.200% due 09/01/2048	1,710	2,085

Enterprise Products Operating LLC
3.750% due 02/15/2025	2,639	2,880
3.950% due 02/15/2027	921	1,030
4.850% due 03/15/2044	819	1,003

Equifax, Inc.
7.000% due 07/01/2037	560	792

ERAC USA Finance LLC
3.300% due 12/01/2026	195	213
4.200% due 11/01/2046	540	642
7.000% due 10/15/2037	605	904

Exxon Mobil Corp.
3.176% due 03/15/2024	13	14

FedEx Corp.
4.550% due 04/01/2046	1,176	1,431

Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023	1,400	1,449

Fox Corp.
5.476% due 01/25/2039	250	324

GATX Corp.
4.700% due 04/01/2029	1,410	1,651

General Electric Co.
6.875% due 01/10/2039	34	51

General Motors Co.
5.400% due 04/01/2048	1,285	1,640

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	175	182

Glencore Finance Canada Ltd.
4.250% due 10/25/2022	2,949	3,085

Grupo Televisa S.A.B.
6.625% due 01/15/2040	1,481	2,049

Halliburton Co.
5.000% due 11/15/2045	1,715	2,093

HCA, Inc.
4.125% due 06/15/2029	1,519	1,712
5.250% due 06/15/2049	1,970	2,516

Hess Corp.
5.800% due 04/01/2047	1,235	1,616

Home Depot, Inc.
3.000% due 04/01/2026	2,127	2,320
4.250% due 04/01/2046	7	9

IHS Markit Ltd.
4.125% due 08/01/2023	1,760	1,882
4.250% due 05/01/2029	1,327	1,538
4.750% due 08/01/2028	945	1,118

Imperial Brands Finance PLC
3.125% due 07/26/2024	2,670	2,812
3.500% due 07/26/2026	4,360	4,674

48	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intel Corp.
3.100% due 02/15/2060	$2,500	$2,562

International Business Machines Corp.
5.600% due 11/30/2039	29	41

International Flavors & Fragrances, Inc.
4.450% due 09/26/2028	1,570	1,818

Keurig Dr Pepper, Inc.
4.985% due 05/25/2038	250	319

Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,700	1,755

Kinder Morgan, Inc.
5.550% due 06/01/2045	1,571	2,037

KLA Corp.
4.650% due 11/01/2024	2,818	3,148

Kraft Heinz Foods Co.
5.200% due 07/15/2045	200	249

Lockheed Martin Corp.
4.090% due 09/15/2052	1,688	2,118

Massachusetts Institute of Technology
3.885% due 07/01/2116	250	308

McDonald’s Corp.
3.500% due 07/01/2027	2,500	2,773
3.700% due 01/30/2026	1,950	2,168
4.875% due 12/09/2045	2,730	3,523

Medtronic, Inc.
3.500% due 03/15/2025	1,551	1,703
4.625% due 03/15/2045	194	255

Microsoft Corp.
2.525% due 06/01/2050	3,384	3,332

Moody’s Corp.
2.625% due 01/15/2023	1,665	1,719
4.875% due 02/15/2024	3,340	3,671

Motorola Solutions, Inc.
5.500% due 09/01/2044	720	941

MPLX LP
4.125% due 03/01/2027	1,936	2,165
4.700% due 04/15/2048	40	47
5.200% due 03/01/2047	981	1,211

Norfolk Southern Corp.
4.650% due 01/15/2046	1,020	1,282

Northrop Grumman Corp.
3.850% due 04/15/2045	675	779

Occidental Petroleum Corp.
2.900% due 08/15/2024	270	276

ONEOK Partners LP
4.900% due 03/15/2025	880	985
5.000% due 09/15/2023	200	216

Oracle Corp.
3.950% due 03/25/2051 (a)	4,825	5,273
4.125% due 05/15/2045	2,131	2,378

Ovintiv, Inc.
5.150% due 11/15/2041	30	33

Owens Corning
3.400% due 08/15/2026	100	109

PayPal Holdings, Inc.
2.300% due 06/01/2030	2,300	2,382
3.250% due 06/01/2050	675	736

Penske Truck Leasing Co. LP
3.400% due 11/15/2026	150	163

PepsiCo, Inc.
2.850% due 02/24/2026	151	163

Pertamina Persero PT
4.300% due 05/20/2023	335	357
6.000% due 05/03/2042	735	902

Petroleos Mexicanos
6.840% due 01/23/2030	275	284
6.875% due 08/04/2026	1,655	1,811

Pfizer, Inc.
4.400% due 05/15/2044	713	922

Philip Morris International, Inc.
2.750% due 02/25/2026	218	233
3.375% due 08/11/2025	265	289
3.600% due 11/15/2023	860	927

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 08/21/2042	$940	$1,042
6.375% due 05/16/2038	925	1,323

Phillips 66 Partners LP
4.900% due 10/01/2046	825	986

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	676	777

Raytheon Technologies Corp.
4.800% due 12/15/2043	1,420	1,794

Reliance Industries Ltd.
4.125% due 01/28/2025	345	377

RELX Capital, Inc.
4.000% due 03/18/2029	1,790	2,036

Republic Services, Inc.
3.375% due 11/15/2027	1,417	1,559

Reynolds American, Inc.
4.450% due 06/12/2025	2,774	3,074

Roche Holdings, Inc.
2.625% due 05/15/2026	1,525	1,631

Sands China Ltd.
5.400% due 08/08/2028	1,210	1,406

Saudi Arabian Oil Co.
4.250% due 04/16/2039	1,040	1,167

Seagate HDD Cayman
4.091% due 06/01/2029	1,547	1,586
4.875% due 03/01/2024	260	281

Sky Ltd.
3.750% due 09/16/2024	256	280

Southern Co.
4.400% due 07/01/2046	1,529	1,799

Southern Copper Corp.
6.750% due 04/16/2040	1,730	2,470

Steel Dynamics, Inc.
2.800% due 12/15/2024	662	699

Stryker Corp.
3.500% due 03/15/2026	2,114	2,335
4.625% due 03/15/2046	759	971

Suncor Energy, Inc.
5.950% due 05/15/2035	1,045	1,379

T-Mobile USA, Inc.
3.750% due 04/15/2027	2,065	2,287

Teck Resources Ltd.
6.000% due 08/15/2040	365	468
6.125% due 10/01/2035	1,720	2,218

Telefonica Emisiones S.A.
7.045% due 06/20/2036	2,035	2,934

Tencent Holdings Ltd.
3.280% due 04/11/2024	325	346
3.975% due 04/11/2029	1,000	1,117

Thermo Fisher Scientific, Inc.
2.950% due 09/19/2026	2,101	2,268
4.497% due 03/25/2030	2,500	2,979

Toyota Industries Corp.
3.566% due 03/16/2028	1,025	1,119

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	805	956
4.875% due 05/15/2048	1,995	2,528
5.100% due 03/15/2049	530	697
7.625% due 01/15/2039	1,235	1,918

TWDC Enterprises 18 Corp.
4.125% due 06/01/2044	1,206	1,456

Tyson Foods, Inc.
4.500% due 06/15/2022	4,044	4,161
4.875% due 08/15/2034	1,577	1,961

Union Pacific Corp.
3.799% due 10/01/2051	1,767	2,025

UnitedHealth Group, Inc.
4.750% due 07/15/2045	2,359	3,099
6.875% due 02/15/2038	260	404

Vale Overseas Ltd.
6.875% due 11/21/2036	2,062	2,829

Valero Energy Corp.
4.350% due 06/01/2028	1,752	1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walmart, Inc.
4.050% due 06/29/2048	$3,550	$4,466

Walt Disney Co.
4.950% due 10/15/2045	1,525	2,060
6.400% due 12/15/2035	77	113

Western Midstream Operating LP
4.650% due 07/01/2026	250	268

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	2,426	2,818

Whirlpool Corp.
3.700% due 03/01/2023	200	211
5.150% due 03/01/2043	250	319

Williams Cos., Inc.
5.400% due 03/04/2044	1,093	1,388

Woodside Finance Ltd.
3.700% due 09/15/2026	760	823

Wyeth LLC
5.950% due 04/01/2037	2,150	3,095

Yara International ASA
4.750% due 06/01/2028	1,591	1,877

Zoetis, Inc.
2.000% due 05/15/2030	1,340	1,336
3.000% due 05/15/2050	950	983
3.900% due 08/20/2028	655	746
4.700% due 02/01/2043	1,137	1,466

		349,036

UTILITIES 12.8%

Acwa Power Management And Investments One Ltd.
5.950% due 12/15/2039	844	1,005

AEP Texas, Inc.
3.450% due 01/15/2050	735	763

American Water Capital Corp.
3.850% due 03/01/2024	1,063	1,145

Appalachian Power Co.
7.000% due 04/01/2038	260	389

AT&T, Inc.
3.000% due 06/30/2022	1,685	1,723
3.500% due 09/15/2053	2,530	2,546
3.650% due 09/15/2059	1,039	1,055
4.100% due 02/15/2028	1,346	1,537
4.125% due 02/17/2026	1,584	1,782
4.300% due 02/15/2030	2,890	3,343
4.350% due 03/01/2029	265	307
4.450% due 04/01/2024	703	768
4.500% due 03/09/2048	1,121	1,325
4.800% due 06/15/2044	997	1,199

Atmos Energy Corp.
4.150% due 01/15/2043	595	700

Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	1,231	1,735

BG Energy Capital PLC
5.125% due 10/15/2041	115	153

Black Hills Corp.
3.150% due 01/15/2027	250	267
4.200% due 09/15/2046	100	113

Commonwealth Edison Co.
4.000% due 03/01/2048	555	669

Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,165	1,291

Consumers Energy Co.
3.125% due 08/31/2024	1,785	1,902

Delmarva Power & Light Co.
3.500% due 11/15/2023	967	1,030

DTE Electric Co.
3.650% due 03/15/2024	1,830	1,964

Duke Energy Carolinas LLC
3.950% due 11/15/2028	630	723

Duke Energy Corp.
3.750% due 09/01/2046	100	107
3.950% due 10/15/2023	1,145	1,221

Duke Energy Ohio, Inc.
3.800% due 09/01/2023	2,300	2,449

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	49

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E.ON International Finance BV
6.650% due 04/30/2038	$925	$1,349

Electricite de France S.A.
4.875% due 01/22/2044	1,136	1,434

Enable Midstream Partners LP
4.950% due 05/15/2028	1,555	1,781

Enel Finance International NV
6.000% due 10/07/2039	1,809	2,538

Entergy Corp.
4.000% due 07/15/2022	1,638	1,690

Exelon Corp.
3.950% due 06/15/2025	1,265	1,393
4.050% due 04/15/2030	2,500	2,850
4.450% due 04/15/2046	410	499

Exelon Generation Co. LLC
5.600% due 06/15/2042	940	1,105

FirstEnergy Corp.
3.350% due 07/15/2022	1,285	1,307
7.375% due 11/15/2031	2,462	3,376

Florida Power & Light Co.
4.125% due 02/01/2042	100	123

Georgia Power Co.
2.100% due 07/30/2023	1,355	1,400

Indiana Michigan Power Co.
4.250% due 08/15/2048	941	1,144

Infraestructura Energetica Nova S.A.B. de C.V.
4.875% due 01/14/2048	470	483

Kentucky Utilities Co.
5.125% due 11/01/2040	100	131

KeySpan Gas East Corp.
2.742% due 08/15/2026	740	777

LLPL Capital Pte Ltd.
6.875% due 02/04/2039	474	552

MidAmerican Energy Co.
3.500% due 10/15/2024	2,052	2,221
4.250% due 07/15/2049	625	789

National Rural Utilities Cooperative Finance Corp.
4.400% due 11/01/2048	250	316

NextEra Energy Capital Holdings, Inc.
2.750% due 11/01/2029	1,615	1,708
3.150% due 04/01/2024	100	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049	$250	$264

ONEOK, Inc.
3.400% due 09/01/2029	1,160	1,236
4.550% due 07/15/2028	1,073	1,225
5.200% due 07/15/2048	475	583

Pacific Gas & Electric Co.
3.250% due 06/01/2031	2,500	2,462
3.450% due 07/01/2025	128	134
3.750% due 07/01/2028	128	134
4.550% due 07/01/2030	103	110
4.950% due 07/01/2050	103	106

Plains All American Pipeline LP
4.500% due 12/15/2026	859	965
5.150% due 06/01/2042	795	893

PT Perusahaan Listrik Negara
4.000% due 06/30/2050	2,865	2,851

Shell International Finance BV
2.875% due 05/10/2026	2,090	2,259
3.875% due 11/13/2028	1,470	1,689

Southern California Edison Co.
2.850% due 08/01/2029	1,040	1,081
3.650% due 02/01/2050	1,130	1,132
4.125% due 03/01/2048	1,565	1,673

Southern California Gas Co.
3.150% due 09/15/2024	1,325	1,422
4.125% due 06/01/2048	1,040	1,256

Southern Power Co.
5.150% due 09/15/2041	1,320	1,614

Southwestern Electric Power Co.
4.100% due 09/15/2028	950	1,082

Southwestern Public Service Co.
6.000% due 10/01/2036	1,203	1,581

Verizon Communications, Inc.
2.550% due 03/21/2031	2,500	2,557
3.376% due 02/15/2025	69	75
4.016% due 12/03/2029	1,405	1,612
4.125% due 03/16/2027	2,500	2,849
4.125% due 08/15/2046	700	828
4.400% due 11/01/2034	859	1,024
4.522% due 09/15/2048	64	79
4.672% due 03/15/2055	1,100	1,418
4.812% due 03/15/2039	250	317
4.862% due 08/21/2046	992	1,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
8.875% due 11/15/2038	$921	$1,642

		101,722

Total Corporate Bonds & Notes (Cost $667,540)		702,428

U.S. TREASURY OBLIGATIONS 5.1%

U.S. Treasury Bonds
2.250% due 05/15/2041 (d)	22,000	22,897

U.S. Treasury Notes
0.750% due 05/31/2026 (d)	17,800	17,700

Total U.S. Treasury Obligations (Cost $40,462)		40,597

SOVEREIGN ISSUES 0.2%

Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	260	268
3.125% due 07/25/2027	1,220	1,331

Total Sovereign Issues (Cost $1,509)		1,599

SHORT-TERM INSTRUMENTS 5.1%

REPURCHASE AGREEMENTS (b) 5.1%
		40,700

Total Short-Term Instruments (Cost $40,700)		40,700

Total Investments in Securities (Cost $750,211)		785,324

Total Investments 98.9% (Cost $750,211)		$785,324

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $3,222)		221

Other Assets and Liabilities, net 1.1%		8,644

Net Assets 100.0%		$794,189

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	2.561%	05/01/2032	06/21/2021	$ 2,533	$2,547	0.32%
Oracle Corp.	3.950	03/25/2051	04/09/2021	5,002	5,273	0.66

				$ 7,535	$7,820	0.98%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SGY	0.030%	06/30/2021	07/01/2021	$40,700	U.S. Treasury Notes 0.375% due 11/30/2025	$(41,541)	$40,700	$40,700

Total Repurchase Agreements						$(41,541)	$40,700	$40,700

50	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
SGY	$40,700	$0	$0	$0	$40,700	$(41,541)	$(841)

Total Borrowings and Other Financing Transactions	$40,700	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(212) at a weighted average interest rate of 0.000%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$1,600	$9	$19	$28	$0	$0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025	2,900	66	8	74	0	0
CDX.IG-36 5-Year Index	1.000	Quarterly	06/20/2026	127,000	3,163	108	3,271	20	0

Total Swap Agreements					$3,238	$135	$3,373	$20	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$20	$20	$0	$0	$0	$0

(d)

Securities with an aggregate market value of $2,621 and cash of $792 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	51

Schedule of Investments	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	(Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2021	$4,500	$(1)	$97	$96	$0

SOG	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.135% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2021	32,000	(15)	120	105	0

Total Swap Agreements								$(16)	$217	$201	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$96	$96	$0	$0	$0	$0	$96	$0	$96
SOG	0	0	105	105	0	0	0	0	105	0	105

Total Over the Counter	$0	$0	$201	$201	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$20	$0	$0	$0	$20

Over the counter
Swap Agreements	$0	$0	$0	$0	$201	$201

	$0	$20	$0	$0	$201	$221

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,053)	$(3,053)
Swap Agreements	0	127	0	0	(5)	122

	$0	$127	$0	$0	$(3,058)	$(2,931)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(17)	$(17)

	$0	$127	$0	$0	$(3,075)	$(2,948)

52	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(76)	$(76)
Swap Agreements	0	247	0	0	0	247

	$0	$247	$0	$0	$(76)	$171

Over the counter
Swap Agreements	$0	$0	$0	$0	$217	$217

	$0	$247	$0	$0	$141	$388

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$251,670	$0	$251,670
Industrials	0	349,036	0	349,036
Utilities	0	101,722	0	101,722
U.S. Treasury Obligations	0	40,597	0	40,597
Sovereign Issues	0	1,599	0	1,599
Short-Term Instruments
Repurchase Agreements	0	40,700	0	40,700

Total Investments	$0	$785,324	$0	$785,324

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$20	$0	$20
Over the counter	0	201	0	201

	$0	$221	$0	$221

Total Financial Derivative Instruments	$0	$221	$0	$221

Totals	$0	$785,545	$0	$785,545

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	53

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

AAdvantage Loyalty IP Ltd.
5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~	$1,700	$1,774

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	3,011	3,013

Castlelake LP
3.099% (LIBOR03M + 2.950%) due 05/13/2031 «~	7,000	7,023

Jefferies Finance LLC
3.125% (LIBOR03M + 3.000%) due 06/03/2026 ~	2,260	2,253

SkyMiles IP Ltd.
4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~	4,000	4,229

United Airlines, Inc.
4.500% (LIBOR03M + 3.750%) due 04/21/2028 ~	600	609

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038 ~	2,833	2,763

Total Loan Participations and Assignments (Cost $21,323)		21,664

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 19.0%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (j)	2,100	2,249

Aircastle Ltd.
4.250% due 06/15/2026	3,800	4,129

American Assets Trust LP
3.375% due 02/01/2031	2,800	2,888

American Homes 4 Rent LP
4.250% due 02/15/2028	2,900	3,262

American International Group, Inc.
3.750% due 07/10/2025	1,000	1,103
4.200% due 04/01/2028	1,000	1,152

American Tower Corp.
1.300% due 09/15/2025	4,000	4,013
3.375% due 10/15/2026	3,300	3,599

AmFam Holdings, Inc.
2.805% due 03/11/2031	700	718

Antares Holdings LP
3.950% due 07/15/2026	1,000	1,042

Arch Capital Group Ltd.
3.635% due 06/30/2050	6,900	7,454

Ares Finance Co. LLC
3.250% due 06/15/2030	3,500	3,655

AvalonBay Communities, Inc.
2.450% due 01/15/2031	2,550	2,620

Aviation Capital Group LLC
3.500% due 11/01/2027	500	526
5.500% due 12/15/2024	1,500	1,697

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	3,900	4,018
3.950% due 07/01/2024	3,500	3,735

Banco Santander Mexico S.A.
4.125% due 11/09/2022	4,400	4,578

Banco Santander S.A.
3.490% due 05/28/2030	3,400	3,675

Bank of America Corp.
3.093% due 10/01/2025 •	6,500	6,928
3.419% due 12/20/2028 •	23,018	25,086
3.593% due 07/21/2028 •	9,000	9,918
4.200% due 08/26/2024	1,000	1,097

Barclays Bank PLC
7.625% due 11/21/2022 (g)	18,600	20,293

Barclays PLC
2.852% due 05/07/2026 •	4,600	4,862
4.375% due 01/12/2026	3,500	3,921
7.750% due 09/15/2023 •(f)(g)	900	991
7.875% due 03/15/2022 •(f)(g)	4,100	4,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BGC Partners, Inc.
3.750% due 10/01/2024	$3,300	$3,486
5.375% due 07/24/2023	5,000	5,416

Blue Owl Finance LLC
3.125% due 06/10/2031	4,300	4,277

BNP Paribas S.A.
2.219% due 06/09/2026 •	9,250	9,540
4.400% due 08/14/2028	700	808
4.625% due 02/25/2031 •(f)(g)	2,000	2,087

BPCE S.A.
5.700% due 10/22/2023	6,600	7,311

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,631

Brixmor Operating Partnership LP
3.650% due 06/15/2024	7,000	7,544
4.125% due 05/15/2029	5,000	5,608

Cantor Fitzgerald LP
4.875% due 05/01/2024	1,300	1,426

Capital One Financial Corp.
4.200% due 10/29/2025	15	17

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,500	4,842

CI Financial Corp.
3.200% due 12/17/2030	4,000	4,109
4.100% due 06/15/2051	2,500	2,618

CIT Group, Inc.
4.750% due 02/16/2024	4,000	4,347

Citigroup, Inc.
3.668% due 07/24/2028 •	7,300	8,059
3.887% due 01/10/2028 •	10,750	11,974
5.500% due 09/13/2025	4,000	4,662

Cooperatieve Rabobank UA
3.875% due 09/26/2023	6,150	6,611
3.950% due 11/09/2022	2,000	2,094

Credit Suisse AG
6.500% due 08/08/2023 (g)	15,400	17,049

Credit Suisse Group AG
3.750% due 03/26/2025	5,600	6,079
7.125% due 07/29/2022 •(f)(g)	7,700	8,041
7.500% due 07/17/2023 •(f)(g)	1,400	1,526
7.500% due 12/11/2023 •(f)(g)	6,100	6,780

Crown Castle International Corp.
4.300% due 02/15/2029	2,000	2,303
4.450% due 02/15/2026	5,200	5,881

CyrusOne LP
2.900% due 11/15/2024	5,600	5,921

Deutsche Bank AG
2.129% due 11/24/2026 •(h)	2,000	2,031
3.035% due 05/28/2032 •(h)	2,700	2,751
3.547% due 09/18/2031 •	1,700	1,812
3.729% due 01/14/2032 •(h)	2,200	2,241
3.961% due 11/26/2025 •	2,500	2,704
4.250% due 10/14/2021	5,600	5,661

Discover Financial Services
4.500% due 01/30/2026	5,400	6,106

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025	492	495

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	192	193

E*TRADE Financial Corp.
4.500% due 06/20/2028	1,000	1,159

Equitable Holdings, Inc.
4.350% due 04/20/2028	1,000	1,148

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	300	346

Farmers Insurance Exchange
4.747% due 11/01/2057 •	2,000	2,258

Fidelity National Financial, Inc.
2.450% due 03/15/2031	3,050	3,045

First American Financial Corp.
4.000% due 05/15/2030	4,000	4,458

Ford Motor Credit Co. LLC
3.350% due 11/01/2022	3,100	3,181
3.550% due 10/07/2022	5,000	5,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.596% due 01/07/2022	$3,000	$3,065
5.875% due 08/02/2021	4,100	4,126

Freedom Mortgage Corp.
8.250% due 04/15/2025	2,000	2,094

FS KKR Capital Corp.
2.625% due 01/15/2027	6,000	5,939

GA Global Funding Trust
1.625% due 01/15/2026	4,200	4,255

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	6,450	7,742

General Motors Financial Co., Inc.
1.184% (US0003M + 0.990%) due 01/05/2023 ~	500	505

Global Atlantic Fin Co.
4.400% due 10/15/2029	6,000	6,636

GLP Capital LP
4.000% due 01/15/2030	5,100	5,481
5.750% due 06/01/2028	2,600	3,097

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •	7,600	8,397
3.850% due 01/26/2027	13,900	15,328
4.223% due 05/01/2029 •	2,200	2,511

Golub Capital BDC, Inc.
2.500% due 08/24/2026	3,000	3,019

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	5,000	5,425

Healthcare Trust of America Holdings LP
3.750% due 07/01/2027	4,600	5,122

HSBC Holdings PLC
2.099% due 06/04/2026 •	3,500	3,599
3.033% due 11/22/2023 •	8,400	8,703
4.250% due 03/14/2024	6,000	6,502
4.250% due 08/18/2025	7,660	8,490
4.292% due 09/12/2026 •	750	835
4.583% due 06/19/2029 •	5,300	6,130
6.000% due 05/22/2027 •(f)(g)	2,600	2,892
6.500% due 03/23/2028 •(f)(g)	3,300	3,791

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	987

ING Groep NV
6.875% due 04/16/2022 •(f)(g)	400	417

Intercontinental Exchange, Inc.
3.750% due 12/01/2025	800	888

JPMorgan Chase & Co.
3.540% due 05/01/2028 •	850	935
3.782% due 02/01/2028 •	19,000	21,111
4.023% due 12/05/2024 •	140	151

KKR Financial Holdings LLC
5.400% due 05/23/2033 «	6,000	6,385

KKR Group Finance Co. LLC
3.750% due 07/01/2029	1,250	1,398

LeasePlan Corp. NV
2.875% due 10/24/2024	3,300	3,468

Liberty Mutual Group, Inc.
4.300% due 02/01/2061	4,800	4,405

Life Storage LP
3.875% due 12/15/2027	2,100	2,346

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	10,200	10,283
2.907% due 11/07/2023 •	16,000	16,502
3.574% due 11/07/2028 •	1,300	1,423
4.450% due 05/08/2025	1,000	1,123
7.500% due 09/27/2025 •(f)(g)	5,000	5,862

Loews Corp.
3.200% due 05/15/2030	2,050	2,226

Low Income Investment Fund
3.711% due 07/01/2029	2,500	2,683

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •	3,250	4,036

Mid-America Apartments LP
4.000% due 11/15/2025	7,500	8,337

MMcapS Funding Ltd.
0.436% (US0003M + 0.290%) due 12/26/2039 ~	704	655

54	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.125% due 07/27/2026	$660	$716
3.625% due 01/20/2027	2,100	2,330
3.772% due 01/24/2029 •	17,500	19,654
7.500% due 04/02/2032 þ(h)	9,000	7,304

Nationwide Building Society
4.363% due 08/01/2024 •	2,485	2,667

Natwest Group PLC
4.519% due 06/25/2024 •	5,000	5,370
4.800% due 04/05/2026	1,000	1,145
8.625% due 08/15/2021 •(f)(g)	9,200	9,288

New York Life Insurance Co.
4.450% due 05/15/2069	3,700	4,656

Nippon Life Insurance Co.
2.750% due 01/21/2051 •	5,750	5,642

Nissan Motor Acceptance Corp.
0.836% due 09/28/2022 •	1,000	1,001
2.600% due 09/28/2022	1,000	1,021
2.650% due 07/13/2022	1,800	1,830
2.800% due 01/13/2022	200	202
3.875% due 09/21/2023	3,800	4,024

Nomura Holdings, Inc.
2.648% due 01/16/2025	2,300	2,419

Nordea Bank Abp
6.125% due 09/23/2024 •(f)(g)	550	606
6.625% due 03/26/2026 •(f)(g)	5,600	6,427

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	3,300	3,771

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	3,350	3,780
5.250% due 01/15/2026	200	228

OneMain Finance Corp.
6.125% due 05/15/2022	4,500	4,687

Owl Rock Capital Corp.
2.875% due 06/11/2028	6,300	6,263

Pacific Life Insurance Co.
9.250% due 06/15/2039	5,000	8,193

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024	2,500	2,750

Physicians Realty LP
4.300% due 03/15/2027	2,000	2,258

Piper Jaffray Cos.
4.740% due 10/15/2021	4,000	4,020

Preferred Term Securities Ltd.
0.419% (US0003M + 0.300%) due 03/22/2037 ~	2,239	1,993

Sabra Health Care LP
4.800% due 06/01/2024	3,600	3,938

Santander UK Group Holdings PLC
1.673% due 06/14/2027 •	10,000	9,997
3.373% due 01/05/2024 •	2,900	3,019
3.823% due 11/03/2028 •	5,000	5,501

Service Properties Trust
3.950% due 01/15/2028	3,000	2,836
4.375% due 02/15/2030	1,300	1,240

Societe Generale S.A.
5.375% due 11/18/2030 •(f)(g)	3,200	3,396
7.375% due 09/13/2021 •(f)(g)	2,200	2,225
7.375% due 10/04/2023 •(f)(g)	900	984

Spirit Realty LP
4.450% due 09/15/2026	700	782

Standard Chartered PLC
1.271% (SOFRRATE + 1.250%) due 10/14/2023 ~	15,000	15,153
7.500% due 04/02/2022 •(f)(g)	800	835

State Bank of India
4.000% due 01/24/2022	5,000	5,085

STORE Capital Corp.
4.625% due 03/15/2029	2,100	2,390

Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024	6,800	7,138

Trust Fibra Uno
4.869% due 01/15/2030	4,900	5,408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
5.125% due 05/15/2024 (g)	$2,500	$2,762
7.625% due 08/17/2022 (g)	17,550	18,884

UBS Group AG
5.125% due 07/29/2026 •(f)(g)	800	873
7.000% due 02/19/2025 •(f)(g)	200	231

UDR, Inc.
3.500% due 07/01/2027	2,400	2,660

UniCredit SpA
7.830% due 12/04/2023	5,000	5,796

VEREIT Operating Partnership LP
3.100% due 12/15/2029	4,000	4,279
3.950% due 08/15/2027	300	338

Wells Fargo & Co.
3.550% due 09/29/2025	800	880
3.584% due 05/22/2028 •	17,250	19,016
4.478% due 04/04/2031 •	10,000	11,832

Welltower, Inc.
3.625% due 03/15/2024	5,000	5,364

Willis North America, Inc.
2.950% due 09/15/2029	1,300	1,366

WP Carey, Inc.
2.400% due 02/01/2031	3,900	3,887

		811,912

INDUSTRIALS 11.2%

7-Eleven, Inc.
0.612% (US0003M + 0.450%) due 08/10/2022 ~	10,300	10,305
0.800% due 02/10/2024	2,700	2,694

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	3,000	3,001

Air Canada Pass-Through Trust
5.250% due 10/01/2030	2,437	2,648

Alcon Finance Corp.
2.600% due 05/27/2030	3,200	3,272

American Airlines Pass-Through Trust
3.375% due 11/01/2028	4,105	4,087
3.700% due 04/01/2028	1,302	1,326
4.000% due 01/15/2027	1,237	1,206

American Airlines, Inc.
5.500% due 04/20/2026	1,000	1,060
5.750% due 04/20/2029	800	866

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,500	2,697

Arrow Electronics, Inc.
3.250% due 09/08/2024	5,000	5,325
3.875% due 01/12/2028	2,500	2,801

Ashtead Capital, Inc.
4.250% due 11/01/2029	5,000	5,413

Bacardi Ltd.
4.450% due 05/15/2025	5,000	5,564
5.150% due 05/15/2038	1,200	1,488

Baidu, Inc.
3.875% due 09/29/2023	1,300	1,383

BAT Capital Corp.
2.259% due 03/25/2028	5,200	5,167
4.390% due 08/15/2037	3,200	3,456

BAT International Finance PLC
1.668% due 03/25/2026	3,700	3,701

Berry Global, Inc.
0.950% due 02/15/2024	3,500	3,507

Boeing Co.
5.705% due 05/01/2040	100	129
5.805% due 05/01/2050	100	135

Bowdoin College
4.693% due 07/01/2112	3,400	4,448

Broadcom, Inc.
3.419% due 04/15/2033	1,100	1,156
4.110% due 09/15/2028	7,435	8,371
5.000% due 04/15/2030	1,600	1,890

California Institute of Technology
4.283% due 09/01/2116	3,000	3,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
3.650% due 03/15/2023	$3,400	$3,579

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	1,000	1,143

Charter Communications Operating LLC
4.908% due 07/23/2025	4,800	5,441

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	5,000	5,819

Choice Hotels International, Inc.
3.700% due 12/01/2029	6,700	7,279

Citrix Systems, Inc.
3.300% due 03/01/2030	3,620	3,813
4.500% due 12/01/2027	3,000	3,403

CommonSpirit Health
4.187% due 10/01/2049	7,300	8,415

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,371
4.500% due 09/16/2025	3,500	3,952

CVS Health Corp.
3.000% due 08/15/2026	4,000	4,318
3.700% due 03/09/2023	2,027	2,135
3.750% due 04/01/2030	2,600	2,913
4.100% due 03/25/2025	2,402	2,665
4.125% due 04/01/2040	7,150	8,315

DAE Funding LLC
1.625% due 02/15/2024	2,600	2,642
2.625% due 03/20/2025	4,000	4,080
3.375% due 03/20/2028	5,000	5,127
4.500% due 08/01/2022	400	402

Dell International LLC
4.000% due 07/15/2024	6,500	7,073
4.900% due 10/01/2026	3,000	3,466
5.300% due 10/01/2029	2,400	2,898
5.450% due 06/15/2023	4,000	4,341
6.020% due 06/15/2026	1,000	1,201
6.100% due 07/15/2027	700	859
6.200% due 07/15/2030	1,000	1,287

Delta Air Lines, Inc.
7.000% due 05/01/2025	200	234

Diamondback Energy, Inc.
3.500% due 12/01/2029	200	214

eBay, Inc.
3.600% due 06/05/2027	1,000	1,111

Ecopetrol S.A.
5.875% due 09/18/2023	5,200	5,628

Energy Transfer LP
3.900% due 07/15/2026	100	109
4.500% due 11/01/2023	5,000	5,369
5.000% due 10/01/2022	2,500	2,607
5.200% due 02/01/2022	2,275	2,310
5.950% due 12/01/2025	2,300	2,695

Enterprise Products Operating LLC
5.700% due 02/15/2042	200	269

Equinor ASA
3.125% due 04/06/2030	2,100	2,289

ERAC USA Finance LLC
3.800% due 11/01/2025	900	994

Expedia Group, Inc.
3.800% due 02/15/2028	2,500	2,721
6.250% due 05/01/2025	1,054	1,227

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,000	2,092

Ferguson Finance PLC
3.250% due 06/02/2030	2,000	2,163

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	2,700	2,739
4.317% due 12/30/2039	2,700	2,754

Flex Ltd.
4.750% due 06/15/2025	1,600	1,787
4.875% due 06/15/2029	2,000	2,311

Ford Foundation
2.815% due 06/01/2070	3,600	3,632

General Electric Co.
4.250% due 05/01/2040	6,000	7,023

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	55

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgetown University
5.215% due 10/01/2118	$6,560	$9,949

Global Payments, Inc.
2.650% due 02/15/2025	2,600	2,742
3.200% due 08/15/2029	2,600	2,787

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~	4,000	4,015

IHS Markit Ltd.
4.750% due 08/01/2028	500	591

Imperial Brands Finance PLC
3.500% due 07/26/2026	5,000	5,360
3.875% due 07/26/2029	2,000	2,171

Infor, Inc.
1.750% due 07/15/2025	6,100	6,232

KB Home
4.000% due 06/15/2031	4,000	4,040

Kinder Morgan Energy Partners LP
4.300% due 05/01/2024	850	927

Kinder Morgan, Inc.
5.625% due 11/15/2023	2,000	2,204
7.750% due 01/15/2032	3,000	4,308

Kraft Heinz Foods Co.
3.950% due 07/15/2025	3,131	3,484

Las Vegas Sands Corp.
3.200% due 08/08/2024	3,600	3,780

Lundin Energy Finance BV
2.000% due 07/15/2026	700	702

Magellan Health, Inc.
4.900% due 09/22/2024	5,500	6,129

Marvell Technology Group Ltd.
4.200% due 06/22/2023	3,000	3,191

Massachusetts Institute of Technology
4.678% due 07/01/2114	1,360	1,986

Micron Technology, Inc.
4.185% due 02/15/2027	6,000	6,775

Mileage Plus Holdings LLC
6.500% due 06/20/2027	3,400	3,748

MPLX LP
4.250% due 12/01/2027	4,200	4,764

National Fuel Gas Co.
2.950% due 03/01/2031	3,900	3,930

New York and Presbyterian Hospital
4.763% due 08/01/2116	3,000	4,053

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	3,850	4,017
3.522% due 09/17/2025	3,800	4,060

NXP BV
3.150% due 05/01/2027	700	749
3.400% due 05/01/2030	1,000	1,093

ONEOK Partners LP
3.375% due 10/01/2022	3,200	3,288

Oracle Corp.
3.600% due 04/01/2050	16,400	16,868

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	4,300	4,700

Petroleos Mexicanos
6.490% due 01/23/2027	311	329

Prosus NV
3.680% due 01/21/2030	2,700	2,888

Quanta Services, Inc.
2.900% due 10/01/2030	4,850	5,035

RELX Capital, Inc.
3.000% due 05/22/2030	500	535

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,000	3,060

Royalty Pharma PLC
1.750% due 09/02/2027	5,000	4,925

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025	2,000	2,288
5.750% due 05/15/2024	900	1,010
5.875% due 06/30/2026	3,000	3,553

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023	$6,600	$7,031
5.400% due 08/08/2028	1,200	1,395

Sky Ltd.
3.125% due 11/26/2022	1,000	1,038

Sprint Spectrum Co. LLC
4.738% due 03/20/2025	6,094	6,554

Starbucks Corp.
4.450% due 08/15/2049	200	249

Syngenta Finance NV
4.441% due 04/24/2023	5,400	5,703

T-Mobile USA, Inc.
1.500% due 02/15/2026	900	909
2.050% due 02/15/2028	5,000	5,090

Teck Resources Ltd.
6.250% due 07/15/2041	200	262

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	8,000	8,307

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	5,500	5,488

Time Warner Entertainment Co. LP
8.375% due 07/15/2033	500	759

Trustees of the University of Pennsylvania
4.674% due 09/01/2112	1,180	1,642

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,500	3,284

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	109	110

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,141	1,206
3.450% due 01/07/2030	3,424	3,491
4.550% due 08/25/2031	2,277	2,452

United Airlines, Inc.
4.375% due 04/15/2026	1,000	1,036
4.625% due 04/15/2029	1,100	1,140

Vmed O2 UK Financing PLC
4.750% due 07/15/2031 (c)	3,900	3,968

VMware, Inc.
4.700% due 05/15/2030	6,700	7,934

Wabtec Corp.
3.450% due 11/15/2026	1,200	1,289

Weir Group PLC
2.200% due 05/13/2026	2,000	2,010

Wesleyan University
4.781% due 07/01/2116	3,248	4,298

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,200	1,277
4.400% due 03/15/2024	1,800	1,952
4.950% due 09/15/2028	6,130	7,120

WRKCo, Inc.
3.900% due 06/01/2028	500	565

Yara International ASA
3.148% due 06/04/2030	1,500	1,607

ZF North America Capital, Inc.
4.500% due 04/29/2022	2,500	2,564

		481,988

UTILITIES 2.0%

American Transmission Systems, Inc.
5.000% due 09/01/2044	300	386

AT&T, Inc.
3.550% due 09/15/2055	60	60
3.650% due 09/15/2059	98	100
3.800% due 12/01/2057	602	628
3.850% due 06/01/2060	12,000	12,675
4.300% due 02/15/2030	4,163	4,815

Edison International
2.950% due 03/15/2023	700	723

Enable Midstream Partners LP
3.900% due 05/15/2024	2,750	2,925

Exelon Corp.
4.050% due 04/15/2030	3,250	3,705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
4.400% due 07/15/2027	$6,100	$6,641

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	4,450	4,793

Jersey Central Power & Light Co.
4.300% due 01/15/2026	300	332

Metropolitan Edison Co.
4.300% due 01/15/2029	600	673

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028	900	1,014

NGPL PipeCo LLC
4.875% due 08/15/2027	3,200	3,670

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	69	69

ONEOK, Inc.
7.150% due 01/15/2051	100	147

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~	2,050	2,054
3.300% due 03/15/2027	900	933
3.300% due 12/01/2027	100	103
3.300% due 08/01/2040	4,200	3,802
3.500% due 08/01/2050	500	446
3.750% due 07/01/2028	500	524
4.450% due 04/15/2042	2,000	1,986
4.500% due 07/01/2040	1,700	1,704
4.550% due 07/01/2030	9,100	9,742

Pennsylvania Electric Co.
3.250% due 03/15/2028	1,100	1,156
3.600% due 06/01/2029	2,000	2,142

Plains All American Pipeline LP
3.600% due 11/01/2024	7,987	8,560
3.650% due 06/01/2022	650	664
3.850% due 10/15/2023	225	239

S.A. Global Sukuk Ltd.
2.694% due 06/17/2031	2,100	2,129

SES S.A.
3.600% due 04/04/2023	1,700	1,778

Sprint Corp.
7.125% due 06/15/2024	500	578

Toledo Edison Co.
2.650% due 05/01/2028	3,500	3,602

		85,498

Total Corporate Bonds & Notes (Cost $1,295,137)		1,379,398

MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 0.5%

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	6,000	6,498

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	7,506	10,597

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	2,100	2,891

		19,986

FLORIDA 0.2%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	8,347

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	700	714

		9,061

GEORGIA 0.0%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	1,100	1,669

56	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.2%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	$6,800	$8,790

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.800% due 07/01/2022	1,000	1,024

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	7,900	9,046

		10,070

NEW YORK 0.2%

Port Authority of New York & New Jersey Revenue Bonds, Series 2015
4.810% due 10/15/2065	1,000	1,370

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
3.287% due 08/01/2069	7,500	7,935

		9,305

TEXAS 0.2%

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
3.922% due 12/31/2049	4,200	4,702

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,700	1,716

		6,418

VIRGINIA 0.1%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	1,094

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,300	5,124

		6,218

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,984	2,048
4.875% due 06/01/2049	5,000	5,203

		7,251

Total Municipal Bonds & Notes (Cost $71,587)		78,768

U.S. GOVERNMENT AGENCIES 28.3%

Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	135	125
0.645% due 08/25/2022 ~(a)	6,369	17
1.768% due 12/01/2028 •	179	179
2.195% due 04/01/2036 •	7	7
2.280% due 11/01/2035 •	2	2
2.335% due 10/01/2035 •	3	3
2.468% due 09/01/2034 •	31	31
2.500% due 03/25/2033	1	1
3.000% due 03/25/2033 - 02/25/2043	3	3
3.500% due 06/25/2042 - 03/25/2043	608	668
4.000% due 10/01/2026 - 07/01/2044	1,824	1,918
4.500% due 09/01/2023 - 06/01/2051	1,257	1,344
5.000% due 05/01/2026 - 11/01/2039	1,164	1,253
5.500% due 12/01/2031 - 04/01/2039	976	1,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.909% due 09/25/2042 •(a)	$34,114	$7,241
6.000% due 05/25/2031 - 09/01/2037	1,009	1,110
6.329% due 04/25/2040 •(a)	64	10
6.500% due 01/01/2036 - 05/01/2038	102	113
6.872% due 05/25/2042 •	169	189
7.000% due 04/01/2037 - 03/01/2038	65	75
7.109% due 05/25/2036 •(a)	1,133	204
7.500% due 10/01/2037	77	90
20.763% due 01/25/2036 •	131	171
24.464% due 07/25/2023 •	3	3

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	614	589
1.946% due 06/15/2040 ~(a)	12,235	570
2.338% due 10/01/2036 •	1	1
2.365% due 11/01/2023 •	1	1
2.630% due 12/01/2031 •	60	60
2.730% due 07/01/2036 •	8	9
3.000% due 01/01/2043 - 04/01/2043	6	6
3.500% due 12/15/2028 (a)	1,542	91
3.500% due 10/01/2033 - 04/01/2049	74,505	79,040
4.000% due 09/01/2033 - 06/01/2049	96,257	103,159
4.240% due 11/15/2048 •(a)	36,838	3,424
4.500% due 02/01/2034 - 11/01/2044	5,905	6,514
4.877% due 12/15/2040 •(a)	2,319	260
4.957% due 05/15/2041 •	1,377	1,434
5.000% due 03/01/2033 - 07/15/2041	449	500
5.250% due 04/15/2033	27	31
5.500% due 01/01/2023 - 10/01/2037	1,676	1,869
6.000% due 01/01/2034 - 08/01/2037	139	153
6.500% due 01/01/2037 - 07/01/2037	23	26
6.899% due 06/15/2042 •	315	318
8.500% due 12/01/2022	5	5
9.000% due 12/01/2025 - 08/01/2030	3	3
9.500% due 01/01/2025	7	7
9.754% due 01/15/2041 •	4,935	6,200
10.000% due 04/01/2025	2	2
19.077% due 10/15/2023 •	43	49
19.462% due 05/15/2033 •	40	57

Ginnie Mae
3.500% due 12/20/2040 - 03/20/2047	14,572	15,580
4.000% due 09/20/2040 - 06/15/2047	25,016	26,989
4.500% due 08/20/2038 - 02/20/2047	2,028	2,169
4.750% due 01/20/2035	44	51
5.000% due 03/20/2034 - 04/20/2040	528	568
5.500% due 04/16/2034 - 11/20/2038	53	59
6.000% due 08/20/2038 - 02/20/2039	78	86
6.500% due 12/20/2038	27	29

Ginnie Mae, TBA
2.500% due 08/01/2051	76,000	78,515

Tennessee Valley Authority STRIPS
0.000% due 06/15/2038 (d)	2,500	1,703
4.250% due 09/15/2065	10,000	14,059

Uniform Mortgage-Backed Security
3.000% due 03/01/2050 - 07/01/2050	151,240	158,021
3.500% due 09/01/2045 - 08/01/2049	63,130	66,860
4.000% due 04/01/2022 - 08/01/2049	99,831	107,831
4.500% due 06/01/2039 - 02/01/2049	30,408	33,261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 09/01/2021 - 01/01/2023	$126	$127
7.500% due 10/01/2021 - 01/01/2022	3	3

Uniform Mortgage-Backed Security, TBA
2.500% due 07/01/2051 - 09/01/2051	471,278	486,260

Total U.S. Government Agencies (Cost $1,198,353)		1,212,360

U.S. TREASURY OBLIGATIONS 21.9%

U.S. Treasury Bonds
1.875% due 02/15/2041 (l)	235,000	230,116
2.250% due 05/15/2041	25,000	26,020
2.250% due 08/15/2049 (l)	109,600	113,573
3.000% due 02/15/2049 (l)	2,000	2,395

U.S. Treasury Notes
1.125% due 02/29/2028 (j)(l)	544,700	543,168
1.250% due 04/30/2028	22,000	22,072

Total U.S. Treasury Obligations (Cost $928,623)		937,344

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%

ACRES Commercial Realty Corp.
2.624% due 04/17/2037 •	1,302	1,304

American Home Mortgage Investment Trust
1.671% due 09/25/2045 •	4	4

Arbor Multifamily Mortgage Securities Trust
2.756% due 05/15/2053	4,600	4,891

BAMLL Commercial Mortgage Securities Trust
1.273% due 03/15/2034 •	5,385	5,395

Banc of America Funding Trust
0.232% due 08/27/2036 ~	8,637	8,142

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	1,000	1,164

BCAP LLC Trust
0.392% due 05/25/2047 ^•	2,484	2,509

Bear Stearns ALT-A Trust
0.732% due 04/25/2034 •	22	23

BXMT Ltd.
1.524% due 03/15/2037 •	7,500	7,543

Chase Mortgage Finance Trust
6.000% due 05/25/2036	4,375	3,073

ChaseFlex Trust
6.500% due 02/25/2037	4,140	2,265

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049	7,800	8,435
3.778% due 09/10/2058	8,100	8,910

Citigroup Mortgage Loan Trust
0.412% due 09/25/2036 •	1,301	1,272
0.892% due 08/25/2035 ^•	680	638
3.228% due 09/25/2059 þ	3,222	3,236

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	2,025	2,107

Countrywide Alternative Loan Trust
0.272% due 05/25/2047 •	212	202
0.342% due 06/25/2037 ^•	677	543
0.733% due 12/20/2035 •	4,248	4,061
5.500% due 07/25/2035	1,480	1,330
5.500% due 08/25/2035	448	448
5.500% due 12/25/2035	931	856
5.500% due 02/25/2036	1,925	1,858
5.750% due 05/25/2036	419	267
6.000% due 04/25/2037	4,247	4,281
6.250% due 08/25/2036	394	324

Countrywide Home Loan Mortgage Pass-Through Trust
0.632% due 03/25/2035 •	102	100
2.609% due 03/20/2036 ~	799	800
2.799% due 02/20/2036 ~	927	918
3.093% due 11/25/2037 ~	3,174	3,156

Countrywide Home Loan Reperforming REMIC Trust
0.432% due 01/25/2036 •	2,066	2,018

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	57

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.742% due 11/25/2031 •	$33	$22
2.980% due 11/25/2034 ~	29	31

Credit Suisse Mortgage Capital Certificates
6.000% due 07/25/2037 ^	691	664

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.500% due 03/25/2037	892	671
6.421% due 10/25/2037 ~	3,789	3,255

Credit Suisse Mortgage Capital Trust
1.796% due 12/27/2060 ~	2,858	2,864
2.691% due 03/25/2060 ~	4,521	4,584
2.980% due 10/27/2059 ~	6,025	6,079
3.023% due 08/25/2060 ~	5,190	5,275
3.322% due 10/25/2058 ~	3,312	3,337

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.332% due 01/25/2047 •	4,347	3,956

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~	181	182
5.665% due 02/25/2036 ~	1,682	1,690

GCAT LLC
2.611% due 12/25/2025 þ	4,955	4,985
2.981% due 09/25/2025 þ	3,647	3,683
3.228% due 11/26/2049 þ	5,608	5,681

Great Hall Mortgages PLC
0.255% due 06/18/2039 •	1,933	1,907

GSMPS Mortgage Loan Trust
0.442% due 01/25/2036 •	2,503	2,092

GSR Mortgage Loan Trust
2.848% due 11/25/2035 ~	13	12
2.927% due 01/25/2036 ~	1,599	1,626
3.404% due 09/25/2034 ~	214	222
6.000% due 03/25/2036	4,661	2,739
6.500% due 05/25/2036	778	356

HarborView Mortgage Loan Trust
0.283% due 01/19/2038 •	4,238	4,079
0.298% due 12/19/2036 •	2,618	2,462
0.633% due 03/19/2035 •	1,412	1,416

HomeBanc Mortgage Trust
0.752% due 10/25/2035 •	478	480

Impac Secured Assets Trust
0.292% due 11/25/2036 •	2,233	2,116

IndyMac Mortgage Loan Trust
3.194% due 09/25/2036 ~	1,815	1,473

JP Morgan Alternative Loan Trust
2.849% due 12/25/2035 ^~	590	502

JP Morgan Chase Commercial Mortgage Securities Trust
3.648% due 12/15/2049 ~	3,700	4,093

JP Morgan Mortgage Trust
2.801% due 07/25/2035 ~	19	19
2.889% due 02/25/2036 ^~	988	870
6.000% due 08/25/2037 ^	954	714
6.500% due 01/25/2036 ^	5,603	4,310

JP Morgan Resecuritization Trust
5.127% due 07/27/2037 ~	4	4

Key Commercial Mortgage Securities Trust
2.233% due 09/16/2052	10,000	9,944

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,583	1,581
1.892% due 10/25/2066 þ	2,016	2,022
1.991% due 09/25/2060 ~	3,180	3,195
3.000% due 06/25/2059 þ	4,421	4,439

Lehman XS Trust
0.272% due 12/25/2036 •	3,930	4,048
0.282% due 11/25/2046 •	3,593	3,405
1.116% due 11/25/2035 •	39	39

MASTR Adjustable Rate Mortgages Trust
0.000% due 04/25/2034 ~	595	547
1.999% (US0012M + 1.750%) due 12/25/2035 ~	5,240	5,393
2.526% due 03/25/2035 ~	108	108

Merrill Lynch Mortgage Investors Trust
0.652% due 07/25/2029 •	363	358
2.304% due 05/25/2029 ~	14	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MFA Trust
1.014% due 01/26/2065 ~	$5,992	$6,004
1.324% due 01/26/2065 ~	1,632	1,635
1.381% due 04/25/2065 ~	10,425	10,479
1.632% due 01/26/2065 ~	3,136	3,142
1.638% due 04/25/2065 ~	4,309	4,331

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	5,232	5,395
2.750% due 08/25/2059 ~	1,280	1,328

Morgan Stanley Mortgage Loan Trust
2.043% due 06/25/2036 ~	3,435	3,616

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.342% due 06/25/2037 •	7,127	5,987

Nomura Resecuritization Trust
6.500% due 10/26/2037	2,395	1,729

One New York Plaza Trust
1.023% due 01/15/2026 •	6,100	6,148

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	2,500	2,496

RBSGC Mortgage Loan Trust
0.472% due 12/25/2034 •	1,739	1,532

RCO Mortgage LLC
1.868% due 05/25/2026 þ	1,593	1,592

Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	1,812	1,741
6.500% due 07/25/2037 ^	3,059	3,010

Residential Asset Securitization Trust
0.642% due 08/25/2033 •	30	27
5.500% due 08/25/2034	1,712	1,785

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	726	726

Sequoia Mortgage Trust
0.736% due 02/20/2035 •	708	701
0.793% due 07/20/2033 •	32	32

Starwood Mortgage Residential Trust
1.439% due 11/25/2055 ~	1,825	1,828
1.593% due 11/25/2055 ~	2,358	2,360

Thornburg Mortgage Securities Trust
1.494% due 06/25/2037 •	305	304
2.756% due 10/25/2046 •	1,723	1,743

Verus Securitization Trust
3.035% due 03/25/2060 ~	100	103
3.889% due 03/25/2060 ~	300	314

WaMu Mortgage Pass-Through Certificates Trust
1.843% due 10/25/2046 •	1,446	1,412

Washington Mutual Mortgage Pass-Through Certificates Trust
0.612% due 12/25/2035 •	9,490	9,127
1.086% due 05/25/2046 ^•	533	463
4.217% due 10/25/2036 ^þ	8,478	4,353

Wells Fargo Commercial Mortgage Trust
2.448% due 06/15/2053	13,900	14,453
3.451% due 02/15/2048	3,500	3,785

Wells Fargo Mortgage-Backed Securities Trust
2.891% due 12/28/2037 ~	2,723	2,658
2.968% due 08/25/2036 ^~	398	393

Worldwide Plaza Trust
3.526% due 11/10/2036	8,900	9,734

Total Non-Agency Mortgage-Backed Securities (Cost $311,501)		312,083

ASSET-BACKED SECURITIES 15.6%

510 Asset-Backed Trust
2.240% due 06/25/2061 «þ	3,800	3,798

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	6,832	6,872

AASET Trust
3.967% due 05/16/2042	2,085	2,065

AASET U.S. Ltd.
3.844% due 01/16/2038	1,967	1,890

ACE Securities Corp. Home Equity Loan Trust
0.592% due 10/25/2036 •	5,313	2,967

Adams Mill CLO Ltd.
1.284% due 07/15/2026 •	229	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust
0.812% due 08/25/2035 •	$309	$305

ALESCO Preferred Funding Ltd.
0.468% due 12/23/2036 •	1,223	1,125
0.888% due 09/23/2038 •	2,904	2,774

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.119% due 06/25/2033 •	3,707	3,778

Anchorage Capital CLO Ltd.
1.554% due 07/15/2032 •	3,000	3,001
1.588% due 10/20/2031 •	3,000	3,004

Arbor Realty Commercial Real Estate Notes Ltd.
1.223% due 05/15/2037 •	6,500	6,508

Argent Securities Trust
0.472% due 03/25/2036 •	4,165	3,936

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.552% due 01/25/2036 •	6,244	6,067

Asset-Backed Funding Certificates Trust
0.232% due 10/25/2036 •	1,824	1,753
0.252% due 01/25/2037 •	2,321	1,646
0.572% due 09/25/2036 •	3,913	3,774

Asset-Backed Securities Corp. Home Equity Loan Trust
0.797% due 11/25/2035 •	3,000	2,991
0.902% due 06/25/2034 •	3,027	2,967
0.917% due 04/25/2034 •	871	859
3.298% due 08/15/2032 •	451	454

Assurant CLO Ltd.
1.141% due 10/20/2031 •	4,400	4,400

Atlas Senior Loan Fund Ltd.
1.530% due 01/16/2030 •	7,200	7,204

Atrium Corp.
1.014% due 04/22/2027 •	1,721	1,721

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	2,273	2,290

Bear Stearns Asset-Backed Securities Trust
0.322% due 11/25/2036 •	3,200	3,011
0.992% due 03/25/2034 •	2,681	2,688
1.067% due 12/25/2034 •	2,451	2,429
1.217% due 03/25/2035 •	800	797
1.292% due 08/25/2043 •	97	98

BlueMountain CLO Ltd.
1.465% due 08/20/2032 •	1,200	1,201
1.690% due 07/18/2027 •	1,700	1,704

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(c)	10,300	10,300

Carrington Mortgage Loan Trust
0.252% due 10/25/2036 •	3,190	2,877
0.352% due 02/25/2037 •	6,029	5,830
1.142% due 05/25/2035 •	5,100	5,072

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043	1,372	1,370

Catamaran CLO Ltd.
1.280% due 01/18/2029 •	9,336	9,348

Cathedral Lake CLO Ltd.
1.034% due 07/16/2029 •	14,500	14,502

Cathedral Lake Ltd.
1.929% due 10/20/2030	9,000	9,007

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •	1,820	1,840
1.592% due 10/25/2037 •	5,000	5,087

Citigroup Mortgage Loan Trust
0.412% due 09/25/2036 •	1,436	1,219
6.664% due 05/25/2036 þ	4,879	2,504

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.067% due 05/25/2035 •	8,237	8,199

Citigroup Mortgage Loan Trust, Inc.
0.352% due 03/25/2037 •	301	286
0.767% due 10/25/2035 ^•	1,000	1,001
0.992% due 01/25/2036 •	1,780	1,743

CLNC Ltd.
1.374% due 08/20/2035 •	5,000	5,003

58	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
0.232% due 06/25/2035 •	$3,882	$3,668
0.232% due 05/25/2037 •	4,279	4,182
0.292% due 06/25/2047 ^•	9,204	8,619
0.312% due 09/25/2037 ^•	2,924	2,937
0.322% due 04/25/2047 •	6,800	6,206
1.367% due 10/25/2034 •	98	98

Countrywide Asset-Backed Certificates Trust
0.892% due 08/25/2047 •	1,866	1,861

Countrywide Asset-Backed Certificates Trust, Inc.
1.142% due 09/25/2034 •	1,590	1,571

Dryden Senior Loan Fund
1.204% due 04/15/2029 •	8,800	8,812

ECMC Group Student Loan Trust
1.092% due 01/27/2070 •	5,650	5,739

EMC Mortgage Loan Trust
1.192% due 08/25/2040 •	1,339	1,338

First Franklin Mortgage Loan Asset-Backed Certificates
0.917% due 05/25/2034 •	2,327	2,306

First Franklin Mortgage Loan Trust
0.202% due 12/25/2037 •	3,960	3,833
0.412% due 10/25/2036 •	4,106	3,343
0.692% due 11/25/2035 •	342	338
1.277% due 12/25/2034 •	1,475	1,470

Fremont Home Loan Trust
1.142% due 11/25/2034 •	569	565

Galaxy CLO Ltd.
1.058% due 10/15/2030 •	700	700

GSAA Home Equity Trust
0.312% due 03/25/2047 •	3,432	1,704

GSAMP Trust
0.842% due 01/25/2034 •	1,299	1,276
0.872% due 07/25/2045 •	3,300	3,302
1.967% due 08/25/2034 •	4,885	4,921

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •	250	250

Home Equity Asset Trust
0.332% due 08/25/2037 •	1,828	1,801

Home Equity Mortgage Loan Asset-Backed Trust
0.282% due 07/25/2037 •	8,948	4,941
0.332% due 11/25/2036 •	6,129	5,269

Horizon Aircraft Finance Ltd.
3.721% due 07/15/2039	4,447	4,381

IXIS Real Estate Capital Trust
0.722% due 02/25/2036 •	1,579	1,603

JP Morgan Mortgage Acquisition Corp.
0.677% due 05/25/2035 •	4,922	4,908

JP Morgan Mortgage Acquisition Trust
0.392% due 07/25/2036 •	1,510	1,461
0.472% due 07/25/2036 •	1,100	1,075

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,125	3,985

KKR CLO Ltd.
0.000% due 07/15/2030 •	10,000	10,000

LCM LP
1.188% due 07/20/2030 •	10,000	10,003

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	3,947	3,958
3.750% due 04/25/2059 þ	7,087	7,153

Lehman XS Trust
4.688% due 06/25/2036 þ	3,066	3,284
5.760% due 11/25/2035 þ	4,049	2,625

Long Beach Mortgage Loan Trust
0.992% due 06/25/2035 •	602	602
1.242% due 09/25/2034 •	705	722

Lunar Aircraft Ltd.
3.376% due 02/15/2045	2,435	2,401

Marathon CLO Ltd.
1.334% due 04/15/2029 •	4,000	4,006

Marble Point CLO Ltd.
1.224% due 10/15/2030 •	4,200	4,200

Merrill Lynch Mortgage Investors Trust
3.960% due 02/25/2037 ^þ	12,878	2,483

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042	$3,084	$2,763

MF1 Ltd.
1.824% due 11/15/2035 •	7,400	7,468

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	18	19

MKS CLO Ltd.
1.188% due 07/20/2030 •	3,800	3,800

Morgan Stanley ABS Capital, Inc. Trust
0.162% due 10/25/2036 •	83	49
0.222% due 01/25/2037 •	2,024	1,241
0.232% due 05/25/2037 •	152	139
0.242% due 10/25/2036 •	329	216
0.312% due 11/25/2036 •	3,358	2,139
0.342% due 08/25/2036 •	15,687	10,175
0.592% due 07/25/2036 •	1,667	877
0.872% due 01/25/2035 •	198	196
1.007% due 07/25/2034 •	1,150	1,146
1.342% due 07/25/2037 •	6,420	6,216

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	3,208	1,640

Mountain View CLO LLC
1.274% due 10/16/2029 •	3,900	3,900

Mountain View CLO Ltd.
0.984% due 10/15/2026 •	468	468

Nassau Ltd.
2.338% due 07/20/2029 •	700	701

Navient Private Education Loan Trust
1.330% due 04/15/2069	5,432	5,427

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	2,681	2,701

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.857% due 05/25/2035 •	1,300	1,276

OHA Credit Funding Ltd.
1.508% due 07/20/2032 •	700	701

Option One Mortgage Loan Trust
0.272% due 04/25/2037 •	2,535	1,597

OZLM Funding Ltd.
1.154% due 07/22/2029 •	2,600	2,600

Palmer Square Loan Funding Ltd.
0.955% due 02/20/2028 •	5,715	5,718
1.005% due 08/20/2027 •	4,592	4,594

Pretium Mortgage Credit Partners LLC
3.179% due 06/27/2069 þ	2,698	2,708

Raptor Aircraft Finance LLC
4.213% due 08/23/2044	2,278	2,184

Renaissance Home Equity Loan Trust
0.472% due 11/25/2035 •	973	906
5.586% due 11/25/2036 þ	676	356
5.608% due 05/25/2036 þ	14,172	9,470
5.812% due 11/25/2036 þ	12,447	6,821
6.120% due 11/25/2036 þ	1,190	670

Residential Asset Mortgage Products Trust
2.117% due 03/25/2032 •	1,040	1,025

Residential Asset Securities Corp. Trust
0.312% due 02/25/2037 •	5,500	5,266
0.342% due 04/25/2037 •	3,127	3,121
0.392% due 07/25/2036 •	524	522

S-Jets Ltd.
3.967% due 08/15/2042	4,790	4,748

Santander Retail Auto Lease Trust
2.510% due 01/26/2032	3,500	3,692

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	3,124	3,064

Saxon Asset Securities Trust
0.872% due 05/25/2035 •	595	578
0.887% due 03/25/2035 ^•	688	674
1.842% due 12/25/2037 •	901	906

Securitized Asset-Backed Receivables LLC Trust
0.672% due 12/25/2035 •	3,024	2,984
0.872% due 02/25/2034 •	3,723	3,687

Shackleton CLO Ltd.
1.108% due 10/20/2027 •	1,134	1,135

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Signal Peak CLO Ltd.
1.286% due 04/25/2031 •	$3,750	$3,750

SLM Private Credit Student Loan Trust
0.389% due 12/15/2039 •	3,353	3,289

SLM Student Loan Trust
0.926% due 04/25/2023 •	2,907	2,876
1.076% due 07/25/2023 •	4,418	4,384
1.676% due 04/25/2023 •	3,016	3,038
1.876% due 07/25/2023 •	2,018	2,039

SMB Private Education Loan Trust
0.942% due 09/15/2054 •	4,700	4,756

Sound Point CLO Ltd.
1.073% due 01/23/2029 •	10,000	10,000
1.156% due 07/25/2030 •	12,100	12,096
1.238% due 10/20/2028 •	21,331	21,359

Soundview Home Loan Trust
0.342% due 07/25/2037 •	5,118	4,580

Specialty Underwriting & Residential Finance Trust
1.697% due 02/25/2035 •	71	71

Sprite Ltd.
4.250% due 12/15/2037	4,435	4,415

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	2,840	2,860

Steele Creek CLO Ltd.
1.049% due 05/21/2029 •	4,700	4,700

Structured Asset Investment Loan Trust
0.722% due 11/25/2035 •	3,994	3,945
0.797% due 03/25/2034 •	3,182	3,129
1.592% due 11/25/2034 •	6,991	7,063

Structured Asset Securities Corp. Mortgage Loan Trust
0.962% due 07/25/2035 •	3,693	3,684
1.127% due 07/25/2035 •	2,915	2,938

STWD Ltd.
1.283% due 04/18/2038 •	10,100	10,116

TICP CLO Ltd.
1.028% due 04/20/2028 •	6,407	6,412

TPG Real Estate Finance Ltd.
1.282% due 03/15/2038 •	8,300	8,313

Venture CLO Ltd.
0.000% due 09/07/2030 •	10,650	10,640
1.064% due 04/15/2027 •	7,626	7,613
1.088% due 10/20/2028 •	5,798	5,799
1.165% due 08/28/2029 •	13,000	13,002
1.208% due 04/20/2029 •	15,739	15,731
1.238% due 07/20/2030 •	3,800	3,797
1.244% due 07/15/2031 •	4,000	4,000

Vertical Bridge Holdings LLC
2.636% due 09/15/2050	8,000	8,164

Vibrant CLO Ltd.
1.228% due 09/15/2030 •	9,000	9,001

WaMu Asset-Backed Certificates WaMu Trust
0.317% due 05/25/2037 •	2,803	2,648

WAVE LLC
3.597% due 09/15/2044	4,545	4,538

Wellfleet CLO Ltd.
1.078% due 04/20/2029 •	2,300	2,297

Wells Fargo Home Equity Asset-Backed Securities Trust
0.842% due 12/25/2035 •	3,100	3,050
2.642% due 04/25/2035 •	131	138

Total Asset-Backed Securities (Cost $658,127)		667,909

SOVEREIGN ISSUES 0.5%

Mexico Government International Bond
5.750% due 10/12/2110	4,000	4,795

Qatar Government International Bond
3.875% due 04/23/2023	4,000	4,251
4.817% due 03/14/2049	250	322

Saudi Government International Bond
4.000% due 04/17/2025	9,500	10,506

Total Sovereign Issues (Cost $17,972)		19,874

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	59

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.5%

BANKING & FINANCE 2.5%

American AgCredit Corp.
5.250% due 06/15/2026 •(f)	4,000,000	$4,075

Bank of America Corp.
5.875% due 03/15/2028 •(f)	5,300,000	6,073

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(f)	2,400,000	2,625

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)	3,300,000	3,432

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	4,000,000	4,095

Charles Schwab Corp.
4.000% due 12/01/2030 •(f)	11,000,000	11,267
5.000% due 12/01/2027 •(f)	5,500,000	5,823
5.375% due 06/01/2025 •(f)	2,000,000	2,216

Citigroup, Inc.
4.000% due 12/10/2025 •(f)	5,100,000	5,285
5.000% due 09/12/2024 •(f)	1,500,000	1,574

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)	4,250,000	4,617

Goldman Sachs Group, Inc.
3.800% due 05/10/2026 •(f)	1,400,000	1,428

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(f)	4,100,000	4,336
6.100% due 10/01/2024 •(f)	7,700,000	8,427

Northern Trust Corp.
4.600% due 10/01/2026 •(f)	8,700,000	9,374

	SHARES	MARKET VALUE (000S)

State Street Corp.
3.716% (US0003M + 3.597%) due 09/15/2021 ~(f)	167,000	$167
5.625% due 12/15/2023 •(f)(j)	5,000,000	5,312

SVB Financial Group
4.100% due 02/15/2031 •(f)	2,800,000	2,842

Truist Financial Corp.
5.100% due 03/01/2030 •(f)	5,000,000	5,631

U.S. Bancorp
5.300% due 04/15/2027 •(f)	700,000	791

Wells Fargo & Co.
5.875% due 06/15/2025 •(f)	700,000	786
5.900% due 06/15/2024 •(f)	15,000,000	16,172

		106,348

INDUSTRIALS 0.3%

Energy Transfer LP
6.750% due 05/15/2025 •(f)	3,000,000	3,031

General Electric Co.
3.449% (US0003M + 3.330%) due 09/15/2021 ~(f)	9,200,000	9,027

		12,058

UTILITIES 0.7%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,196,060	31,653

Total Preferred Securities (Cost $144,639)		150,059

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (i) 0.9%
		$39,700

U.S. TREASURY BILLS 0.2%
0.044% due 09/23/2021 (d)(e)	$9,600	9,599

U.S. TREASURY CASH MANAGEMENT BILLS 0.2%
0.023% due 10/12/2021 (d)(e)	6,000	5,999

Total Short-Term Instruments (Cost $55,299)		55,298

Total Investments in Securities (Cost $4,702,561)		4,834,757

Total Investments 112.9% (Cost $4,702,561)		$4,834,757

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $2,999)		(77)

Other Assets and Liabilities, net (12.9)%		(551,785)

Net Assets 100.0%		$4,282,895

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$31,984	$ 31,653	0.74%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	2,000	2,031	0.05
Deutsche Bank AG	3.035	05/28/2032	06/11/2021 - 06/16/2021	2,732	2,751	0.06
Deutsche Bank AG	3.729	01/14/2032	01/11/2021 - 01/25/2021	2,201	2,241	0.05
Morgan Stanley	7.500	04/02/2032	02/11/2020	7,725	7,304	0.17

				$46,642	$ 45,980	1.07%

60	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	0.030%	06/30/2021	07/01/2021	$39,700	U.S. Treasury Bonds 4.375% due 11/15/2039	$(40,606)	$39,700	$39,700

Total Repurchase Agreements						$(40,606)	$39,700	$39,700

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	0.060%	05/06/2021	07/07/2021	$(3,980)	$(3,980)
JPS	(0.100)	06/15/2021	09/09/2021	(7,059)	(7,059)

Total Reverse Repurchase Agreements					$(11,039)

SHORT SALES:

Description	Coupon	Maturity Date	Proceeds	Principal Amount	Payable for Short Sales
U.S. Government Agencies (6.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	08/01/2051	$144,400	$(150,572)	$(150,433)
Uniform Mortgage-Backed Security, TBA	3.500	08/01/2051	109,400	(115,479)	(115,231)

Total Short Sales (6.2)%				$(266,051)	$(265,664)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
GRE	$0	$(3,980)	$0	$0	$(3,980)	$3,989	$9
JPS	0	(7,059)	0	0	(7,059)	7,562	503
NOM	39,700	0	0	0	39,700	(40,606)	(906)

Total Borrowings and Other Financing Transactions	$39,700	$(11,039)	$0	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(2,004)	$0	$(2,004)
U.S. Treasury Obligations	0	(3,980)	0	0	(3,980)
Preferred Securities	0	0	(5,055)	0	(5,055)

Total Borrowings	$0	$(3,980)	$(7,059)	$0	$(11,039)

Payable for reverse repurchase agreements					$(11,039)

(j)	Securities with an aggregate market value of $11,551 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(29,648) at a weighted average interest rate of (0.104%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	61

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt September Futures	09/2021	634	$(112,345)	$(928)	$0	$(123)

Total Futures Contracts				$(928)	$0	$(123)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	06/20/2026	0.758%	$	3,400	$695	$13	$708	$5	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.741		9,300	35	15	50	6	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	1.019	EUR	200	(1)	1	0	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.745	$	1,100	(14)	27	13	0	(1)
Ford Motor Co.	5.000	Quarterly	06/20/2022	1.065		1,500	57	3	60	0	0
Hess Corp.	1.000	Quarterly	06/20/2026	1.080		3,600	(86)	73	(13)	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	2.045	EUR	6,000	(982)	697	(285)	0	(4)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198		1,400	(143)	58	(85)	0	(2)
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.318		2,100	(215)	61	(154)	0	(2)
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2028	0.891		300	0	3	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.930		900	1	4	5	1	0

							$(653)	$955	$302	$14	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	1.000%	Quarterly	06/20/2026	$144,000	$3,550	$159	$3,709	$22	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.700%	Maturity	01/03/2022	BRL	779,000	$(211)	$(879)	$(1,090)	$0	$(40)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		43,900	0	(47)	(47)	0	(2)
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		45,200	0	(45)	(45)	0	(2)
Pay	3-Month CAD-Bank Bill	0.980	Semi-Annual	02/26/2024	CAD	228,000	92	88	180	0	(24)
Pay	3-Month CAD-Bank Bill	0.880	Semi-Annual	03/03/2024		44,800	2	(82)	(80)	0	(5)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		46,700	0	153	153	9	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		28,000	0	92	92	6	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		14,000	0	52	52	3	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		42,400	29	54	83	8	0
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		3,500	147	(110)	37	6	0
Pay	CPURNSA	2.670	Maturity	05/05/2026	$	61,000	0	(319)	(319)	0	(38)
Pay	UKRPI	3.686	Maturity	06/15/2031	GBP	22,200	0	18	18	111	0

							$59	$(1,025)	$(966)	$143	$(111)

Total Swap Agreements							$2,956	$89	$3,045	$179	$(120)

62	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$179	$179	$0	$(123)	$(120)	$(243)

(l)

Securities with an aggregate market value of $13,196 and cash of $13,666 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	07/2021	EUR	671		$821	$25	$0
	07/2021		$2,426	GBP	1,710	0	(60)

Total Forward Foreign Currency Contracts						$25	$(60)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Springleaf Finance Corp.	5.000%	Quarterly	06/20/2022	0.675%	$500	$43	$(21)	$22	$0

Total Swap Agreements							$43	$(21)	$22	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
GST	$0	$0	$22	$22	$0	$0	$0	$0	$22	$0	$22
HUS	25	0	0	25	(60)	0	0	(60)	(35)	0	(35)

Total Over the Counter	$25	$0	$22	$47	$(60)	$0	$0	$(60)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	63

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$36	$0	$0	$143	$179

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$25	$0	$47

	$0	$58	$0	$25	$143	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$123	$123
Swap Agreements	0	9	0	0	111	120

	$0	$9	$0	$0	$234	$243

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60

	$0	$9	$0	$60	$234	$303

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,274	$5,274
Swap Agreements	0	271	0	0	496	767

	$0	$271	$0	$0	$5,770	$6,041

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(278)	$0	$(278)
Written Options	0	253	0	0	0	253
Swap Agreements	0	10	0	0	(4)	6

	$0	$263	$0	$(278)	$(4)	$(19)

	$0	$534	$0	$(278)	$5,766	$6,022

64	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(694)	$(694)
Swap Agreements	0	1,115	0	0	(3,374)	(2,259)

	$0	$1,115	$0	$0	$(4,068)	$(2,953)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(31)	$0	$(31)
Swap Agreements	0	133	0	0	0	133

	$0	$133	$0	$(31)	$0	$102

	$0	$1,248	$0	$(31)	$(4,068)	$(2,851)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,641	$7,023	$21,664
Corporate Bonds & Notes
Banking & Finance	0	805,527	6,385	811,912
Industrials	0	481,988	0	481,988
Utilities	0	85,498	0	85,498
Municipal Bonds & Notes
California	0	19,986	0	19,986
Florida	0	9,061	0	9,061
Georgia	0	1,669	0	1,669
Illinois	0	8,790	0	8,790
New Jersey	0	10,070	0	10,070
New York	0	9,305	0	9,305
Texas	0	6,418	0	6,418
Virginia	0	6,218	0	6,218
West Virginia	0	7,251	0	7,251
U.S. Government Agencies	0	1,212,360	0	1,212,360
U.S. Treasury Obligations	0	937,344	0	937,344
Non-Agency Mortgage-Backed Securities	0	312,083	0	312,083
Asset-Backed Securities	0	664,111	3,798	667,909
Sovereign Issues	0	19,874	0	19,874
Preferred Securities
Banking & Finance	0	106,348	0	106,348
Industrials	0	12,058	0	12,058
Utilities	0	0	31,653	31,653

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Repurchase Agreements	$0	$39,700	$0	$39,700
U.S. Treasury Bills	0	9,599	0	9,599
U.S. Treasury Cash Management Bills	0	5,999	0	5,999

Total Investments	$0	$4,785,898	$48,859	$4,834,757

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(265,664)	$0	$(265,664)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	179	0	179
Over the counter	0	47	0	47

	$0	$226	$0	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(123)	(120)	0	(243)
Over the counter	0	(60)	0	(60)

	$(123)	$(180)	$0	$(303)

Total Financial Derivative Instruments	$(123)	$46	$0	$(77)

Totals	$(123)	$4,520,280	$48,859	$4,569,016

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$7,413	$6,989	$(7,400)	$7	$0	$14	$0	$0	$7,023	$34
Corporate Bonds & Notes
Banking & Finance	0	6,413	0	(20)	0	(8)	0	0	6,385	(8)
Asset-Backed Securities	0	3,800	0	0	0	(2)	0	0	3,798	(2)
Preferred Securities
Utilities	0	32,351	(367)	0	0	(331)	0	0	31,653	(331)

Totals	$7,413	$49,553	$(7,767)	$(13)	$0	$(327)	$0	$0	$48,859	$(307)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	65

Schedule of Investments	PIMCO Active Bond Exchange-Traded Fund	(Cont.)	June 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$7,023	Proxy Pricing	Base Price	100.250	—
Corporate Bonds & Notes
Banking & Finance	6,385	Proxy Pricing	Base Price	106.890	—
Asset-Backed Securities	3,798	Proxy Pricing	Base Price	100.000	—
Preferred Securities
Utilities	31,653	Current Value Model	Purchase Price	$27.048	—

Total	$48,859

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

66	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.2%

CORPORATE BONDS & NOTES 46.6%

BANKING & FINANCE 24.6%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	$628	$643
3.950% due 02/01/2022	1,185	1,205
4.450% due 12/16/2021	500	508
4.500% due 09/15/2023	500	536
4.625% due 07/01/2022	850	884
5.000% due 10/01/2021	1,000	1,011

Air Lease Corp.
2.750% due 01/15/2023	1,300	1,342

Aircastle Ltd.
5.500% due 02/15/2022	2,600	2,678

Ally Financial, Inc.
1.450% due 10/02/2023	3,300	3,351
4.125% due 02/13/2022	200	205
4.625% due 05/19/2022	300	311

American Tower Corp.
1.300% due 09/15/2025	1,100	1,103

Aozora Bank Ltd.
2.550% due 09/09/2022	2,760	2,816
3.810% due 09/07/2021	5,300	5,329

Aviation Capital Group LLC
0.856% (US0003M + 0.670%) due 07/30/2021 ~	346	346
2.875% due 01/20/2022	918	927

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022	2,893	2,960
5.125% due 10/01/2023	400	433
5.500% due 01/15/2023	1,100	1,169

Banco Santander Chile
1.335% (US0003M + 1.200%) due 11/28/2021~	3,000	3,008

Barclays PLC
1.536% (US0003M + 1.380%) due 05/16/2024 ~	6,600	6,724
2.852% due 05/07/2026 •	800	846
4.338% due 05/16/2024 •	3,800	4,052

BOC Aviation Ltd.
1.271% (US0003M + 1.125%) due 09/26/2023 ~	2,700	2,698
2.375% due 09/15/2021	1,000	1,001
2.750% due 09/18/2022	2,800	2,852
2.750% due 12/02/2023	2,400	2,483
3.000% due 05/23/2022	1,000	1,015

BPCE S.A.
1.652% due 10/06/2026 •	2,000	2,010

Cantor Fitzgerald LP
6.500% due 06/17/2022	8,893	9,381

CIT Group, Inc.
5.000% due 08/15/2022	4,526	4,736

Citigroup, Inc.
0.901% (SOFRRATE + 0.870%) due 11/04/2022 ~	6,700	6,721
1.126% (US0003M + 0.950%) due 07/24/2023 ~	1,500	1,512

CK Hutchison International Ltd.
1.875% due 10/03/2021	535	537
3.250% due 04/11/2024	3,100	3,303

Credit Agricole S.A.
1.247% due 01/26/2027 •	300	296

Credit Suisse Group AG
1.359% (US0003M + 1.240%) due 06/12/2024 ~	4,428	4,498
2.193% due 06/05/2026 •	1,500	1,537

Danske Bank A/S
1.171% due 12/08/2023 •	1,200	1,206
1.179% (US0003M + 1.060%) due 09/12/2023 ~	5,367	5,428
3.001% due 09/20/2022 •	3,950	3,970
5.000% due 01/12/2023 •	1,000	1,022

Deutsche Bank AG
0.898% due 05/28/2024 (c)	900	896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
1.012% (US0003M + 0.850%) due 08/08/2023 ~	$4,000	$4,026
1.134% (US0003M + 0.950%) due 04/16/2022 ~	1,800	1,808

Five Corners Funding Trust
4.419% due 11/15/2023	400	436

Ford Motor Credit Co. LLC
1.068% (US0003M + 0.880%) due 10/12/2021 ~	1,700	1,698
3.219% due 01/09/2022	300	304
3.340% (US0003M + 3.140%) due 01/07/2022 ~	1,000	1,010
3.370% due 11/17/2023	200	208
4.250% due 09/20/2022	1,625	1,682
5.596% due 01/07/2022	3,000	3,065
5.875% due 08/02/2021	3,500	3,522

GA Global Funding Trust
1.625% due 01/15/2026	900	912

General Motors Financial Co., Inc.
1.457% (US0003M + 1.310%) due 06/30/2022 ~	3,100	3,131
1.736% (US0003M + 1.550%) due 01/14/2022 ~	300	302
3.450% due 01/14/2022	1,516	1,537
3.550% due 07/08/2022	1,500	1,548
4.200% due 11/06/2021	1,000	1,013

Goldman Sachs Group, Inc.
0.523% due 03/08/2023	1,000	1,001

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	800	813
4.050% due 02/04/2022	500	511

HSBC Holdings PLC
1.355% (US0003M + 1.230%) due 03/11/2025 ~	10,107	10,317
1.499% (US0003M + 1.380%) due 09/12/2026 ~	2,450	2,529

ING Groep NV
1.060% (SOFRRATE + 1.010%) due 04/01/2027 ~	2,104	2,127

International Lease Finance Corp.
8.625% due 01/15/2022	1,100	1,147

KKR Financial Holdings LLC
5.400% due 05/23/2033	5,500	5,852

LeasePlan Corp. NV
2.875% due 10/24/2024	8,885	9,339

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	2,800	2,848

Mitsubishi HC Capital, Inc.
3.406% due 02/28/2022	700	712

Mitsubishi UFJ Financial Group, Inc.
1.036% (US0003M + 0.860%) due 07/26/2023 ~	2,000	2,028
2.665% due 07/25/2022	500	512

Mizuho Financial Group, Inc.
1.178% (US0003M + 0.990%) due 07/10/2024 ~	1,500	1,522

Morgan Stanley
1.593% due 05/04/2027 •	500	504

Nationwide Building Society
3.622% due 04/26/2023 •	1,600	1,641

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~	6,300	6,367
4.519% due 06/25/2024 •	2,600	2,793

Nissan Motor Acceptance Corp.
0.765% (US0003M + 0.630%) due 09/21/2021 ~	1,200	1,201
0.836% due 09/28/2022 •	3,900	3,905
0.838% (US0003M + 0.650%) due 07/13/2022 ~	2,795	2,801
1.050% due 03/08/2024	1,000	994
1.078% (US0003M + 0.890%) due 01/13/2022 ~	500	501
2.600% due 09/28/2022	1,000	1,021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
1.851% due 07/16/2025	$3,200	$3,274
2.648% due 01/16/2025	7,393	7,775

Nordea Bank Abp
1.075% (US0003M + 0.940%) due 08/30/2023 ~	2,000	2,024

NTT Finance Corp.
1.162% due 04/03/2026	8,800	8,784

OneMain Finance Corp.
6.125% due 05/15/2022	1,300	1,354

ORIX Corp.
2.900% due 07/18/2022	500	513
3.200% due 01/19/2022	2,000	2,029
4.050% due 01/16/2024	2,000	2,166

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	3,380	3,554
5.250% due 08/15/2022	2,800	2,931

Piper Jaffray Cos.
4.740% due 10/15/2021	200	201
5.200% due 10/15/2023	600	601

QNB Finance Ltd.
1.176% (US0003M + 1.000%) due 05/02/2022 ~	5,800	5,829
1.375% due 01/26/2026	4,000	3,979
2.125% due 09/07/2021	580	582
3.500% due 03/28/2024	1,000	1,068

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •	7,000	7,027

Scentre Group Trust
3.500% due 02/12/2025	3,859	4,150

SL Green Operating Partnership LP
1.136% (US0003M + 0.980%) due 08/16/2021 ~	200	200

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	3,901	3,904
3.000% due 07/15/2022	800	819
3.550% due 04/15/2024	1,500	1,594
4.125% due 07/15/2023	2,734	2,909

Societe Generale S.A.
1.488% due 12/14/2026 •	5,200	5,156

Standard Chartered PLC
1.319% due 10/14/2023 •	3,800	3,837

State Bank of India
4.000% due 01/24/2022	2,600	2,644

Synchrony Financial
2.850% due 07/25/2022	4,700	4,812

Wells Fargo & Co.
1.416% (US0003M + 1.230%) due 10/31/2023 ~	3,500	3,550

Weyerhaeuser Co.
7.125% due 07/15/2023	1,600	1,807

		277,750

INDUSTRIALS 18.3%

7-Eleven, Inc.
0.950% due 02/10/2026	3,800	3,734

AbbVie, Inc.
2.300% due 11/21/2022	2,000	2,053

American Airlines Pass-Through Trust
4.000% due 01/15/2027	526	513

Arrow Electronics, Inc.
3.500% due 04/01/2022	900	915

BAT Capital Corp.
3.557% due 08/15/2027	1,017	1,090

Berry Global, Inc.
1.570% due 01/15/2026	4,000	4,006
4.875% due 07/15/2026	2,000	2,119

BOC Aviation USA Corp.
1.625% due 04/29/2024	1,700	1,715

Boeing Co.
2.200% due 10/30/2022	1,937	1,971
2.700% due 05/01/2022	4,000	4,085
4.508% due 05/01/2023	5,400	5,759

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	67

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	$3,039	$3,116

Boston Scientific Corp.
3.450% due 03/01/2024	500	534

Broadcom, Inc.
3.150% due 11/15/2025	1,200	1,287
3.459% due 09/15/2026	4,238	4,618
4.250% due 04/15/2026	600	673

Carrier Global Corp.
2.242% due 02/15/2025	2,000	2,081

CenterPoint Energy Resources Corp.
0.631% (US0003M + 0.500%) due 03/02/2023 ~	800	800
0.700% due 03/02/2023	1,100	1,100

Central Nippon Expressway Co. Ltd.
0.939% due 03/03/2022 •	500	502
0.969% (US0003M + 0.850%) due 09/14/2021 ~	500	501
2.849% due 03/03/2022	1,000	1,015

Charter Communications Operating LLC
1.826% (US0003M + 1.650%) due 02/01/2024 ~	6,600	6,787
4.500% due 02/01/2024	500	545
4.908% due 07/23/2025	1,000	1,134

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	400	458

Cigna Corp.
3.750% due 07/15/2023	361	385

Citrix Systems, Inc.
1.250% due 03/01/2026	1,600	1,581

CommonSpirit Health
1.547% due 10/01/2025	3,700	3,734

Conagra Brands, Inc.
4.300% due 05/01/2024	500	549

Continental Airlines Pass-Through Trust
5.983% due 10/19/2023	718	734

Crown Castle Towers LLC
3.222% due 05/15/2042	800	802

DAE Funding LLC
1.550% due 08/01/2024	2,700	2,700

Dell International LLC
4.900% due 10/01/2026	1,700	1,964
5.450% due 06/15/2023	500	543

Delta Air Lines, Inc.
3.625% due 03/15/2022	4,300	4,361
7.375% due 01/15/2026	3,000	3,522

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	10,000	10,222

Energy Transfer LP
4.250% due 03/15/2023	500	525
5.000% due 10/01/2022	7,000	7,299

Equifax, Inc.
3.600% due 08/15/2021	1,200	1,205

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~	500	501

Gilead Sciences, Inc.
1.200% due 10/01/2027	2,900	2,829

Global Payments, Inc.
1.200% due 03/01/2026	2,600	2,577

Heathrow Funding Ltd.
4.875% due 07/15/2023	7,694	7,705

Hyundai Capital America
1.137% (US0003M + 0.940%) due 07/08/2021 ~	900	900
1.137% due 07/08/2021 •	580	580
1.150% due 11/10/2022	1,700	1,712
2.850% due 11/01/2022	2,172	2,234
5.750% due 04/06/2023	400	435

Imperial Brands Finance PLC
3.125% due 07/26/2024	1,900	2,001
3.500% due 02/11/2023	1,675	1,733
3.500% due 07/26/2026	1,300	1,394
3.750% due 07/21/2022	3,200	3,284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern
3.000% due 05/15/2023	$1,100	$1,142
3.125% due 06/01/2026	700	758

Leidos, Inc.
2.950% due 05/15/2023	200	209

Lennar Corp.
4.125% due 01/15/2022	3,000	3,037
4.500% due 04/30/2024	1,950	2,135
4.750% due 11/15/2022	2,500	2,622
5.875% due 11/15/2024	1,200	1,365

Marriott International, Inc.
3.125% due 10/15/2021	5,800	5,806

MGM Resorts International
7.750% due 03/15/2022	9,200	9,627

Micron Technology, Inc.
4.185% due 02/15/2027	2,300	2,597

Nissan Motor Co. Ltd.
3.043% due 09/15/2023	1,400	1,461

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~	4,600	4,578

Oracle Corp.
1.650% due 03/25/2026 (c)	4,900	4,969

Otis Worldwide Corp.
2.056% due 04/05/2025	2,500	2,599

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,000	1,074

PeaceHealth Obligated Group
1.375% due 11/15/2025	700	707

Penske Truck Leasing Co. LP
3.450% due 07/01/2024	1,000	1,073

Petronas Energy Canada Ltd.
2.112% due 03/23/2028	4,000	4,046

Reynolds American, Inc.
4.450% due 06/12/2025	1,000	1,108

Ryder System, Inc.
2.875% due 06/01/2022	900	919

SABIC Capital BV
4.000% due 10/10/2023	2,900	3,115

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022	5,600	5,745

Saudi Arabian Oil Co.
1.250% due 11/24/2023	3,300	3,336

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	2,800	2,821

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	125	126

T-Mobile USA, Inc.
1.500% due 02/15/2026	1,000	1,011

Toll Brothers Finance Corp.
5.875% due 02/15/2022	6,750	6,906

Valero Energy Corp.
1.269% (US0003M + 1.150%) due 09/15/2023 ~	6,700	6,712

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024	2,500	2,711

Woodside Finance Ltd.
3.650% due 03/05/2025	100	107
3.700% due 09/15/2026	1,150	1,245

		206,789

UTILITIES 3.7%

AES Corp.
1.375% due 01/15/2026	4,300	4,260

AT&T, Inc.
1.044% (US0003M + 0.890%) due 02/15/2023 ~	1,100	1,113

Chugoku Electric Power Co., Inc.
2.401% due 08/27/2024	800	832
3.488% due 02/28/2024	200	213

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	500	511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enel Finance International NV
4.250% due 09/14/2023	$200	$216

FirstEnergy Corp.
3.350% due 07/15/2022	3,470	3,528

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	2,100	2,353

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~	3,840	3,848
1.598% (US0003M + 1.480%) due 06/16/2022 ~	700	700
1.750% due 06/16/2022	7,700	7,697
2.100% due 08/01/2027	800	778
2.950% due 03/01/2026	100	102
3.250% due 06/15/2023	100	103
3.400% due 08/15/2024	200	210
3.750% due 02/15/2024	200	210
3.850% due 11/15/2023	100	105
4.250% due 08/01/2023	300	318

Southern California Gas Co.
2.550% due 02/01/2030	1,800	1,862

Sprint Communications, Inc.
6.000% due 11/15/2022	400	424

Sprint Corp.
7.250% due 09/15/2021	6,100	6,203
7.875% due 09/15/2023	900	1,024

Systems Energy Resources, Inc.
2.140% due 12/09/2025	4,800	4,855

Verizon Communications, Inc.
1.256% (US0003M + 1.100%) due 05/15/2025 ~	1,000	1,032

		42,497

Total Corporate Bonds & Notes (Cost $521,805)		527,036

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	450	491

Total Municipal Bonds & Notes (Cost $450)		491

U.S. GOVERNMENT AGENCIES 10.8%

Fannie Mae
0.875% due 12/18/2026	10,600	10,489
4.000% due 06/01/2042 - 03/01/2047	796	863
5.000% due 04/01/2033 - 09/01/2047	3,091	3,343
5.150% due 05/01/2035	45	46
5.350% due 02/01/2035 - 01/01/2038	527	560
5.450% due 04/01/2036	99	104
5.500% due 12/01/2028 - 07/01/2050	1,831	2,002
6.000% due 09/01/2028 - 04/01/2048	1,438	1,591
6.500% due 03/01/2026 - 09/01/2048	683	766

Federal Home Loan Bank
0.625% due 11/27/2024	10,000	9,959
0.900% due 02/26/2027	8,200	8,107
0.920% due 02/26/2027	17,000	16,821
1.020% due 02/24/2027	15,000	14,901

Freddie Mac
0.800% due 10/28/2026	6,500	6,467
1.000% due 02/25/2042 - 09/15/2044	30,147	30,164
2.000% due 02/01/2028 - 04/01/2028	7	6
2.174% due 07/15/2035 •	3,863	3,908
2.500% due 10/25/2048	276	286
5.000% due 01/01/2024 - 02/01/2038	642	697

68	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 09/01/2037 - 11/01/2038	$532	$592
5.490% due 10/01/2038	28	31
5.500% due 11/01/2021 - 06/01/2047	1,827	2,025
5.550% due 06/01/2037 - 07/01/2037	135	151
5.650% due 01/01/2037	40	45
6.000% due 02/01/2028 - 06/01/2037	683	742
6.500% due 08/01/2022 - 10/17/2038	538	610
7.000% due 05/01/2029 - 10/01/2037	96	99

Ginnie Mae
1.075% due 08/16/2039 •	5	6
2.500% due 10/20/2049	241	253
3.000% due 11/20/2046	131	139
3.500% due 05/20/2042	105	110
3.700% due 04/15/2042	136	145
3.740% due 03/20/2042 - 07/20/2042	180	189
3.750% due 04/15/2042 - 03/20/2044	200	215
4.000% due 04/20/2040 - 06/20/2043	1,014	1,058
4.500% due 08/20/2038 - 11/20/2048	820	877
5.000% due 02/20/2039	3	3
5.350% due 12/15/2036 - 01/15/2038	480	542
5.400% due 06/20/2039	90	99
5.500% due 03/20/2034 - 08/20/2041	578	629
6.000% due 09/20/2038	42	46
6.500% due 09/20/2025 - 07/20/2039	40	44
7.000% due 09/15/2024 - 06/20/2039	664	724

Uniform Mortgage-Backed Security
4.000% due 01/01/2049	87	92
4.250% due 11/01/2035 - 01/01/2036	263	281
4.750% due 09/01/2034 - 04/01/2036	548	599
5.340% due 09/01/2029	62	69
6.000% due 06/01/2031	2	2
6.500% due 09/01/2021 - 02/01/2022	1	1

Total U.S. Government Agencies (Cost $121,476)		121,498

U.S. TREASURY OBLIGATIONS 60.8%

U.S. Treasury Notes
0.125% due 12/31/2022 (d)	175,300	175,184
0.125% due 03/31/2023	95,200	95,064
0.125% due 04/30/2023	11,300	11,280
0.125% due 05/31/2023 (d)	383,500	382,706
0.125% due 10/15/2023 (f)(h)	6,500	6,473
0.250% due 03/15/2024	16,000	15,939

Total U.S. Treasury Obligations (Cost $687,571)		686,646

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~	1,861	1,874

AREIT Trust
1.144% due 09/14/2036 •	500	501
2.744% due 04/15/2037 •	741	747

Bancorp Commercial Mortgage Trust
1.073% due 03/15/2036 •	70	71
1.174% due 09/15/2036 •	152	152

Bear Stearns Adjustable Rate Mortgage Trust
2.509% due 02/25/2033 ~	1	1

Bear Stearns ALT-A Trust
0.412% due 02/25/2034 •	1,175	1,141
2.624% due 05/25/2035 ~	40	41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beneria Cowen & Pritzer Collateral Funding Corp.
0.899% due 06/15/2038 •	$5,600	$5,615

BFLD Trust
1.223% due 10/15/2035 •	2,000	2,015

Brass PLC
0.856% due 11/16/2066 •	176	177

BX Commercial Mortgage Trust
0.773% due 01/15/2034 •	3,800	3,812

BXMT Ltd.
1.524% due 03/15/2037 •	3,900	3,922

Chase Mortgage Finance Trust
2.699% due 02/25/2037 ~	538	556

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.292% due 01/25/2036 •	56	53
0.322% due 10/25/2035 •	308	308
0.392% due 08/25/2035 •	32	34

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	161	162

Countrywide Alternative Loan Trust
0.232% due 06/25/2037 •	78	75

Credit Suisse Mortgage Capital Trust
2.980% due 10/27/2059 ~	1,815	1,831
3.023% due 12/26/2059 ~	1,360	1,369
3.322% due 10/25/2058 ~	166	167

DROP Mortgage Trust
1.220% due 04/15/2026 •	4,000	4,022

Extended Stay America Trust
1.155% due 07/15/2038 •(a)	5,600	5,630

First Horizon Alternative Mortgage Securities Trust
2.262% due 02/25/2035 ~	286	291

GCAT
1.348% due 05/25/2066 ~	5,000	4,995
1.503% due 05/25/2066 ~	4,516	4,511

GCAT LLC
2.611% due 12/25/2025 þ	1,802	1,813

GCAT Trust
2.650% due 10/25/2068 ~	702	724

GCCFC Commercial Mortgage Trust
0.873% due 02/15/2038 •	800	801

GSR Mortgage Loan Trust
1.999% due 08/25/2033 •	120	117
2.793% due 09/25/2035 ~	6	6

Impac CMB Trust
0.732% due 03/25/2035 •	140	137

JP Morgan Chase Commercial Mortgage Securities Trust
1.523% due 12/15/2031 •	1,420	1,411
3.379% due 09/15/2050	300	316

JP Morgan Mortgage Trust
2.801% due 07/25/2035 ~	284	286

Lanark Master Issuer PLC
0.920% due 12/22/2069 •	1,200	1,202

Legacy Mortgage Asset Trust
1.991% due 09/25/2060 ~	5,021	5,045
3.000% due 06/25/2059 þ	2,047	2,055

LoanCore Issuer Ltd.
0.924% due 07/15/2035 •	3,000	3,000

MASTR Adjustable Rate Mortgages Trust
2.701% due 04/21/2034 ~	25	25

Merrill Lynch Mortgage Investors Trust
0.552% due 04/25/2029 •	218	217
2.671% due 12/25/2035 ~	327	323

MF1 Ltd.
1.262% due 12/25/2034 •	956	958

MF1 Multifamily Housing Mortgage Loan Trust
0.974% due 07/15/2036 •	4,200	4,207

MFA Trust
1.131% due 07/25/2060 ~	4,410	4,400
1.381% due 04/25/2065 ~	1,390	1,397

Morgan Stanley Mortgage Loan Trust
1.172% due 11/25/2035 •	755	739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
0.941% due 09/25/2058 ~	$4,147	$4,152
2.750% due 07/25/2059 ~	3,058	3,191
2.750% due 11/25/2059 ~	3,532	3,657
3.500% due 12/25/2057 ~	2,072	2,155
3.500% due 10/25/2059 ~	697	737
4.500% due 05/25/2058 ~	170	185

One New York Plaza Trust
1.023% due 01/15/2026 •	3,700	3,729

Pretium Mortgage Credit Partners LLC
1.992% due 02/25/2061 þ	2,800	2,795

Sequoia Mortgage Trust
0.493% due 07/20/2036 •	979	965
0.753% due 06/20/2033 •	2	2

Silverstone Master Issuer PLC
0.756% due 01/21/2070 •	127	127

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	1,267	1,280

Structured Asset Mortgage Investments Trust
0.673% due 07/19/2034 •	5	5
0.753% due 09/19/2032 •	10	10

Thornburg Mortgage Securities Trust
2.178% due 04/25/2045 ~	61	62

VMC Finance LLC
1.182% due 09/15/2036 •	851	851
1.183% due 06/16/2036 •	4,500	4,513

WaMu Mortgage Pass-Through Certificates Trust
0.712% due 01/25/2045 •	14	14
0.892% due 06/25/2044 •	622	613
0.952% due 10/25/2045 •	106	105
1.096% due 06/25/2046 •	34	34
2.571% due 06/25/2033 ~	2	2
3.035% due 07/25/2037 ^~	526	529

Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046 ~	1,000	1,059

Total Non-Agency Mortgage-Backed Securities (Cost $103,404)		104,024

ASSET-BACKED SECURITIES 12.3%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	2,161	2,174

American Money Management Corp. CLO Ltd.
1.166% due 04/14/2029 •	800	802

Anchorage Capital CLO Ltd.
1.234% due 07/15/2030 •	2,800	2,798

Arbor Realty Commercial Real Estate Notes Ltd.
1.223% due 05/15/2037 •	300	300

Asset-Backed Securities Corp. Home Equity Loan Trust
0.902% due 06/25/2034 •	81	79

Bear Stearns Asset-Backed Securities Trust
0.827% due 09/25/2035 •	1,144	1,143
0.892% due 10/27/2032 •	29	29
0.992% due 08/25/2034 •	582	574

Bear Stearns Second Lien Trust
1.442% due 01/25/2036 •	145	145

Benefit Street Partners CLO Ltd.
1.030% due 01/17/2032 •	400	400

Carrington Mortgage Loan Trust
1.308% due 10/20/2029 •	3,200	3,202

Chase Funding Trust
0.692% due 07/25/2033 •	210	203

CIFC Funding Ltd.
1.036% due 10/25/2027 •	253	253

Countrywide Asset-Backed Certificates
0.542% due 03/25/2036 •	275	272

Countrywide Asset-Backed Certificates Trust
1.142% due 11/25/2035 •	446	446

Dryden Senior Loan Fund
0.000% due 04/15/2028 •	2,500	2,500
1.084% due 10/15/2027 •	515	515
1.204% due 04/15/2029 •	3,600	3,605

Finance America Mortgage Loan Trust
0.917% due 08/25/2034 •	153	153

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	69

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.412% due 04/25/2036 •	$1,311	$1,279
0.842% due 11/25/2034 •	174	173
1.022% due 07/25/2034 •	417	419

Greystone Commercial Real Estate Notes Ltd.
1.253% due 09/15/2037 •	1,000	1,000

GSAA Home Equity Trust
0.632% due 07/25/2037 •	277	273

GSAMP Trust
0.612% due 06/25/2036 •	955	936

HERA Commercial Mortgage Ltd.
1.133% due 02/18/2038 •	3,300	3,298

Home Equity Asset Trust
1.142% due 11/25/2034 •	871	871

KKR CLO Ltd.
0.000% due 07/15/2030 •	2,400	2,400

LCM LP
0.000% due 04/20/2031 •	1,100	1,100
1.188% due 07/20/2030 •	4,900	4,901
1.228% due 10/20/2027 •	345	345

LoanCore Issuer Ltd.
1.203% due 05/15/2036 •	700	700

MF1 Ltd.
1.824% due 11/15/2035 •	2,000	2,018

MidOcean Credit CLO
0.000% due 01/29/2030 •	4,000	3,997

MKS CLO Ltd.
1.188% due 07/20/2030 •	4,600	4,600

Mountain View CLO Ltd.
1.298% due 04/15/2029 •	3,100	3,104

Nassau Ltd.
1.334% due 10/15/2029 •	2,000	1,997
2.338% due 07/20/2029 •	1,550	1,552

Navient Private Education Loan Trust
1.073% due 04/15/2069 •	3,018	3,042
1.273% due 12/15/2028 •	268	269

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069	3,579	3,596
1.310% due 01/15/2069	1,601	1,613
1.690% due 05/15/2069	4,025	4,093
2.460% due 11/15/2068	1,200	1,241

New Century Home Equity Loan Trust
1.022% due 11/25/2034 •	457	450

NovaStar Mortgage Funding Trust
0.752% due 01/25/2036 •	697	694

OZLM Funding Ltd.
1.154% due 07/22/2029 •	3,500	3,500

Palmer Square Loan Funding Ltd.
0.955% due 02/20/2028 •	1,671	1,672
1.006% due 08/15/2026 •	271	271
1.158% due 04/20/2027 •	1,938	1,939

PFS Financing Corp.
0.930% due 08/15/2024	500	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Popular ABS Mortgage Pass-Through Trust
0.342% due 06/25/2047 ^•	$222	$220

RAAC Trust
0.642% due 01/25/2046 •	770	768

Residential Asset Securities Corp. Trust
0.792% due 06/25/2035 •	1,528	1,537
1.187% due 03/25/2035 •	253	251

Saxon Asset Securities Trust
0.812% due 05/25/2035 •	195	193

Securitized Asset-Backed Receivables LLC Trust
0.677% due 10/25/2035 •	207	207
0.767% due 01/25/2035 •	135	131

SLM Student Loan Trust
0.926% due 04/25/2023 •	393	389
1.676% due 04/25/2023 •	223	225
1.876% due 07/25/2023 •	192	194

SMB Private Education Loan Trust
0.942% due 09/15/2054 •	7,200	7,281
1.600% due 09/15/2054	1,800	1,820
2.230% due 09/15/2037	2,800	2,882
2.980% due 07/15/2027	392	397

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	116	120

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	1,247	1,266

Sound Point CLO Ltd.
1.073% due 01/23/2029 •	5,000	5,000

Soundview Home Loan Trust
0.767% due 06/25/2035 •	620	619

SP-Static CLO Ltd.
1.584% due 07/22/2028 •	1,868	1,870

Steele Creek CLO Ltd.
1.049% due 05/21/2029 •	4,600	4,600

Structured Asset Investment Loan Trust
0.642% due 09/25/2034 •	1,793	1,756
0.797% due 03/25/2034 •	652	641

Structured Asset Securities Corp. Mortgage Loan Trust
0.227% due 07/25/2036 •	858	844

TCW CLO AMR Ltd.
1.130% due 02/15/2029 •	3,523	3,524

Towd Point Mortgage Trust
0.692% due 02/25/2057 •	236	237
1.092% due 05/25/2058 •	1,796	1,811
1.092% due 10/25/2059 •	1,179	1,189
1.636% due 04/25/2060 ~	4,572	4,619
2.710% due 01/25/2060 ~	1,615	1,662
3.000% due 11/25/2058 ~	578	589
3.000% due 11/25/2059 ~	1,533	1,543

Tralee CLO Ltd.
1.298% due 10/20/2028 •	1,380	1,380

Venture CLO Ltd.
1.208% due 04/20/2029 •	2,332	2,330
1.223% due 04/20/2032 •	1,100	1,100
1.288% due 01/20/2029 •	1,200	1,201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
1.073% due 04/17/2030 •	$5,000	$5,001

Wells Fargo Home Equity Asset-Backed Securities Trust
1.037% due 03/25/2035 •	110	110

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.692% due 04/25/2034 •	1,325	1,282

WhiteHorse Ltd.
1.120% due 04/17/2027 •	106	106

Zais CLO Ltd.
1.334% due 04/15/2028 •	662	663

Total Asset-Backed Securities (Cost $138,239)		138,997

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.149% (US0003M + 1.000%) due 08/21/2022 ~	1,000	1,005

Total Sovereign Issues (Cost $999)		1,005

	SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.656% (US0003M + 3.470%) due 07/30/2021 ~(b)	761,000	764

Total Preferred Securities (Cost $761)		764

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

COMMERCIAL PAPER 0.3%

General Motors Financial Co., Inc.
0.470% due 07/20/2021	$3,000	2,999

Total Short-Term Instruments (Cost $2,999)		2,999

Total Investments in Securities (Cost $1,577,704)		1,583,460

Total Investments 140.2% (Cost $1,577,704)		$1,583,460

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(4,199))		197

Other Assets and Liabilities, net (40.2)%		(453,951)

Net Assets 100.0%		$1,129,706

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

70	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Deutsche Bank AG	0.898%	05/28/2024	05/25/2021 - 05/26/2021	$901	$896	0.08%
Oracle Corp.	1.650	03/25/2026	03/22/2021	4,898	4,969	0.44

				$5,799	$5,865	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
CSN	0.050%	06/28/2021	07/14/2021	$(14,600)	$(14,600)
GRE	0.050	06/17/2021	07/14/2021	(55,000)	(55,001)
IND	0.050	06/30/2021	07/01/2021	(3,196)	(3,196)
JPS	0.000	06/24/2021	07/01/2021	(249,375)	(249,375)

Total Reverse Repurchase Agreements					$(322,172)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BOS	0.060%	06/28/2021	07/06/2021	$(132,722)	$(132,722)

Total Sale-Buyback Transactions					$(132,722)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
CSN	$0	$(14,600)	$0	$0	$(14,600)	$14,590	$(10)
GRE	0	(55,001)	0	0	(55,001)	54,963	(38)
IND	0	(3,196)	0	0	(3,196)	3,198	2
JPS	0	(249,375)	0	0	(249,375)	249,482	107

Master Securities Forward Transaction Agreement
BOS	0	0	(132,722)		(132,722)	132,725	3

Total Borrowings and Other Financing Transactions	$0	$(322,172)	$(132,722)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(252,571)	$(69,601)	$0	$0	$(322,172)

Total	$(252,571)	$(69,601)	$0	$0	$(322,172)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(132,722)	0	0	(132,722)

Total	$0	$(132,722)	$0	$0	$(132,722)

Total Borrowings	$(252,571)	$(202,323)	$0	$0	$(454,894)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(454,894)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	71

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

(d)	Securities with an aggregate market value of $454,959 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(196,064) at a weighted average interest rate of 0.112%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2021	540	$	(66,625)	$193	$0	$(6)
U.S. Treasury 10-Year Note September Futures	09/2021	377		(49,920)	(207)	0	(56)
U.S. Treasury 10-Year Ultra Long-Term Bond September Futures	09/2021	294		(43,234)	(784)	0	(99)

Total Futures Contracts					$(798)	$0	$(161)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-36 5-Year Index	(1.000)%	Quarterly	06/20/2026	$156,700	$(3,892)	$(144)	$(4,036)	$0	$(25)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD- LIBOR + 0.098%	Quarterly	01/13/2023	$18,000	$0	$(8)	$(8)	$1	$0
3-Month USD-LIBOR	01-Month USD- LIBOR + 0.098%	Quarterly	01/13/2023	13,800	0	(6)	(6)	0	0

					$0	$(14)	$(14)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	0.250%	Semi-Annual	06/16/2023	168,600	$53	$(254)	$(201)	$8	$0

Total Swap Agreements						$(3,839)	$(412)	$(4,251)	$9	$(25)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$9	$9	$0	$(161)	$(25)	$ (186)

72	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

(f)

Securities with an aggregate market value of $2,534 and cash of $2,426 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021		$5,729	JPY	630,900	$0	$(50)

BPS	07/2021	JPY	6,000		$55	1	0
	08/2021		$11,246	JPY	1,247,800	0	(11)

MYI	07/2021		5,683		622,900	0	(76)

SCX	07/2021	EUR	17,816		$21,795	670	0
	08/2021		17,816		21,142	2	0

Total Forward Foreign Currency Contracts						$673	$(137)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.750%	08/18/2021	64,300	$(65)	$(12)
	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	09/15/2021	103,000	(101)	(30)

GST	Put - OTC CDX.IG-36 5-Year Index	Sell	0.850	10/20/2021	98,500	(104)	(56)

						$(270)	$(98)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	2,600	$(11)	$(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	102.297	08/05/2021	2,000	(7)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.797	08/05/2021	2,000	(6)	(2)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 09/01/2051	101.313	09/07/2021	4,900	(15)	(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	101.984	08/05/2021	1,400	(5)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 08/01/2051	103.984	08/05/2021	1,400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 08/01/2051	104.141	08/05/2021	7,900	(14)	(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.695	09/07/2021	1,200	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 09/01/2051	103.984	09/07/2021	8,300	(25)	(19)

					$(90)	$(64)

Total Written Options					$(360)	$(162)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	73

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(50)	$0	$0	$(50)	$(50)	$0	$(50)
BPS	1	0	0	1	(11)	0	0	(11)	(10)	0	(10)
FAR	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
FBF	0	0	0	0	0	(42)	0	(42)	(42)	0	(42)
GST	0	0	0	0	0	(56)	0	(56)	(56)	0	(56)
JPM	0	0	0	0	0	(57)	0	(57)	(57)	61	4
MYI	0	0	0	0	(76)	0	0	(76)	(76)	0	(76)
SCX	672	0	0	672	0	0	0	0	672	(520)	152

Total Over the Counter	$673	$0	$0	$673	$(137)	$(162)	$0	$(299)

(h)

Securities with an aggregate market value of $61 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$673	$0	$673

	$0	$0	$0	$673	$9	$682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$161	$161
Swap Agreements	0	25	0	0	0	25

	$0	$25	$0	$0	$161	$186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$137	$0	$137
Written Options	0	98	0	0	64	162

	$0	$98	$0	$137	$64	$299

	$0	$123	$0	$137	$225	$485

74	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	2,761	2,761
Swap Agreements	0	(6,142)	0	0	(277)	(6,419)

	$0	$(6,142)	$0	$0	$2,482	$(3,660)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,635)	$0	$(3,635)
Written Options	0	1	0	0	501	502
Swap Agreements	0	0	0	0	988	988

	$0	$1	$0	$(3,635)	$1,489	$(2,145)

	$0	$(6,141)	$0	$(3,635)	$3,971	$(5,805)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	(872)	(872)
Swap Agreements	0	1,279	0	0	111	1,390

	$0	$1,279	$0	$0	$(759)	$520

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$849	$0	$849
Written Options	0	173	0	0	7	180
Swap Agreements	0	0	0	0	(312)	(312)

	$0	$173	$0	$849	$(305)	$717

	$0	$1,452	$0	$849	$(1,064)	$1,237

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$271,898	$5,852	$277,750
Industrials	0	206,789	0	206,789
Utilities	0	42,497	0	42,497
Municipal Bonds & Notes Illinois	0	491	0	491
U.S. Government Agencies	0	121,498	0	121,498
U.S. Treasury Obligations	0	686,646	0	686,646
Non-Agency Mortgage-Backed Securities	0	94,518	9,506	104,024
Asset-Backed Securities	0	138,997	0	138,997
Sovereign Issues	0	1,005	0	1,005
Preferred Securities
Banking & Finance	0	764	0	764
Short-Term Instruments
Commercial Paper	0	2,999	0	2,999

Total Investments	$0	$1,568,102	$15,358	$1,583,460

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$9	$0	$9
Over the counter	0	673	0	673

	$0	$682	$0	$682

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(186)	0	(186)
Over the counter	0	(299)	0	(299)

	$0	$(485)	$0	$(485)

Total Financial Derivative Instruments	$0	$197	$0	$197

Totals	$0	$1,568,299	$15,358	$1,583,657

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	75

Schedule of Investments	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	(Cont.)	June 30, 2021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2021:

Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2021(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,998	$0	$(2,000)	$2	$0	$0	$0	$0	$0	$0
Corporate Bonds & Notes Banking & Finance	0	5,879	0	(19)	0	(8)	0	0	5,852	(8)
Non-Agency Mortgage-Backed Securities	0	9,516	0	0	0	(10)	0	0	9,506	(10)

Totals	$1,998	$15,395	$(2,000)	$(17)	$0	$(18)	$0	$0	$15,358	$(18)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 06/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$5,852	Proxy Pricing	Base Price	106.890	—
Non-Agency Mortgage-Backed Securities	9,506	Proxy Pricing	Base Price	99.998-100.000	99.999

Total	$15,358

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

76	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.7%

CORPORATE BONDS & NOTES 50.3%

BANKING & FINANCE 32.5%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	$200	$205
4.625% due 07/01/2022	800	832

AIA Group Ltd.
0.655% (US0003M + 0.520%) due 09/20/2021 ~	1,200	1,200

Allstate Corp.
0.776% (US0003M + 0.630%) due 03/29/2023 ~	300	302

Ally Financial, Inc.
4.125% due 02/13/2022	1,400	1,432

American Express Co.
0.786% (US0003M + 0.610%) due 08/01/2022 ~	400	402

American Tower Corp.
4.700% due 03/15/2022	1,766	1,821

Aozora Bank Ltd.
2.550% due 09/09/2022	800	816

Aviation Capital Group LLC
0.856% (US0003M + 0.670%) due 07/30/2021 ~	1,537	1,537

Bank of America Corp.
0.715% (SOFRRATE + 0.690%) due 04/22/2025 ~	200	201

Barclays PLC
1.586% (US0003M + 1.430%) due 02/15/2023 ~	400	403
1.813% (US0003M + 1.625%) due 01/10/2023 ~	1,900	1,914

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~	2,200	2,209

Citigroup, Inc.
0.699% (SOFRRATE + 0.669%) due 05/01/2025 ~(e)	500	503
1.678% due 05/15/2024 •	1,000	1,021

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,830	1,847

Credit Suisse AG
0.418% (SOFRRATE + 0.390%) due 02/02/2024 ~	1,000	1,001

DBS Group Holdings Ltd.
0.796% (US0003M + 0.620%) due 07/25/2022 ~	2,100	2,111

ERP Operating LP
4.625% due 12/15/2021	1,994	2,012

European Investment Bank
0.334% (SOFRRATE + 0.290%) due 06/10/2022 ~	500	501

ING Groep NV
1.296% (US0003M + 1.150%) due 03/29/2022 ~	600	605

Intercontinental Exchange, Inc.
0.769% (US0003M + 0.650%) due 06/15/2023 ~	500	500

International Lease Finance Corp.
8.625% due 01/15/2022	390	407

John Deere Capital Corp.
0.388% (US0003M + 0.260%) due 09/10/2021 ~	28	28

JPMorgan Chase & Co.
1.406% (US0003M + 1.230%) due 10/24/2023 ~	1,256	1,274

Kookmin Bank
3.625% due 10/23/2021	600	606

Landeskreditbank Baden-Wuerttemberg Foerderbank
0.266% (US0003M + 0.120%) due 09/27/2021 ~	1,500	1,500

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	500	504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
0.966% (US0003M + 0.790%) due 07/25/2022 ~	$779	$785

Mizuho Financial Group, Inc.
0.921% (US0003M + 0.790%) due 03/05/2023 ~	2,200	2,221

Morgan Stanley
1.576% (US0003M + 1.400%) due 10/24/2023 ~	500	508

National Bank of Canada
0.550% due 11/15/2024 •	500	498

Nationwide Building Society
2.450% due 07/27/2021	700	701

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~	1,300	1,314
2.359% due 05/22/2024 •	400	412

NatWest Markets PLC
1.712% (SOFRRATE + 1.662%) due 09/29/2022 ~	600	611

NTT Finance Corp.
0.583% due 03/01/2024	500	500
1.900% due 07/21/2021	1,000	1,001

ORIX Corp.
2.900% due 07/18/2022	500	513
3.200% due 01/19/2022	1,500	1,522

Royal Bank of Canada
0.550% (US0003M + 0.360%) due 01/17/2023 ~	547	550

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,250

Skandinaviska Enskilda Banken AB
0.764% (US0003M + 0.645%) due 12/12/2022 ~	500	504

SL Green Operating Partnership LP
1.136% (US0003M + 0.980%) due 08/16/2021 ~	2,160	2,161

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,550	1,552

Standard Chartered PLC
1.214% due 03/23/2025 •	600	603

State Bank of India
4.000% due 01/24/2022	300	305

Sumitomo Mitsui Financial Group, Inc.
0.508% due 01/12/2024	1,000	996
0.930% (US0003M + 0.740%) due 01/17/2023 ~	345	348

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024	700	701

UBS Group AG
1.106% (US0003M + 0.950%) due 08/15/2023 ~	500	504
1.370% due 05/23/2023 •	1,000	1,010

USAA Capital Corp.
1.500% due 05/01/2023	1,000	1,021

		49,785

INDUSTRIALS 12.9%

Amazon.com, Inc.
0.250% due 05/12/2023	500	500

BMW U.S. Capital LLC
0.660% (US0003M + 0.500%) due 08/13/2021 ~	425	425
1.850% due 09/15/2021	292	293

Celgene Corp.
3.550% due 08/15/2022	1,000	1,033

Central Japan Railway Co.
2.800% due 02/23/2022	1,510	1,530

Cigna Corp.
0.613% due 03/15/2024	300	300

Danone S.A.
2.077% due 11/02/2021	1,155	1,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius Medical Care U.S. Finance, Inc.
5.875% due 01/31/2022		$1,858	$1,916

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~		2,300	2,304

General Mills, Inc.
6.410% due 10/15/2022		200	214

Gilead Sciences, Inc.
0.666% (US0003M + 0.520%) due 09/29/2023 ~		600	601

Hewlett Packard Enterprise Co.
0.914% (US0003M + 0.720%) due 10/05/2021 ~		800	800

Hyatt Hotels Corp.
3.135% (US0003M + 3.000%) due 09/01/2022 ~		1,000	1,004

Illumina, Inc.
0.550% due 03/23/2023		200	200

Kia Corp.
1.000% due 04/16/2024		700	704

Komatsu Finance America, Inc.
2.437% due 09/11/2022		800	818

Kraft Heinz Foods Co.
0.982% (US0003M + 0.820%) due 08/10/2022 ~		400	399

Martin Marietta Materials, Inc.
0.650% due 07/15/2023 (a)		500	501

NXP BV
3.875% due 09/01/2022		1,700	1,763

Rogers Communications, Inc.
0.735% (US0003M + 0.600%) due 03/22/2022 ~		946	949

Smiths Group PLC
3.625% due 10/12/2022		2,183	2,270

			19,684

UTILITIES 4.9%

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		517	529

Enel Finance International NV
2.875% due 05/25/2022		2,000	2,044

KT Corp.
2.625% due 08/07/2022		1,400	1,429

SingTel Group Treasury Pte Ltd.
4.500% due 09/08/2021		1,000	1,007

Southern California Edison Co.
0.399% (US0003M + 0.270%) due 12/03/2021 ~		500	500
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~		1,000	1,003

Southern Power Co.
0.900% due 01/15/2026		200	196

Verizon Communications, Inc.
1.259% (BBSW3M + 1.220%) due 02/17/2023 ~	AUD	1,000	757

			7,465

Total Corporate Bonds & Notes (Cost $76,683)			76,934

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.5%

California Municipal Finance Authority Revenue Notes, Series 2020
1.486% due 11/01/2022		$750	758

Total Municipal Bonds & Notes (Cost $750)			758

U.S. GOVERNMENT AGENCIES 19.5%

Fannie Mae
0.442% due 10/25/2058 •		1,237	1,246
0.460% due 08/25/2044 •		1,402	1,396

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	77

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.542% due 03/25/2049 - 11/25/2059 •		$1,926	$1,946
0.592% due 05/25/2046 - 11/25/2059 •		3,320	3,362
0.642% due 12/25/2059 •		4,103	4,174

Federal Home Loan Bank
0.830% due 02/10/2027		3,000	2,958
0.960% due 03/05/2026		1,400	1,398

Freddie Mac
0.373% due 08/15/2040 •		1,599	1,609
0.473% due 09/15/2045 •		759	768
0.523% due 11/15/2044 •		2,176	2,174
0.542% due 09/25/2049 •		581	584
0.592% due 12/25/2049 •		1,986	2,002
0.673% due 01/15/2054 •		730	743
0.700% due 12/23/2025		4,000	3,974

Ginnie Mae
0.410% due 06/20/2051 «•		1,500	1,494

Total U.S. Government Agencies (Cost $29,748)			29,828

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Gemgarto PLC
0.639% due 12/16/2067 •	GBP	486	675

Hawksmoor Mortgage Funding PLC
1.099% due 05/25/2053 •		314	437

Hawksmoor Mortgages
1.099% due 05/25/2053 •		707	984

MFA Trust
1.381% due 04/25/2065 ~		$278	279

RESIMAC Premier
0.777% due 07/10/2052 •		448	447

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~		532	533

Towd Point HE Trust
0.918% due 02/25/2063 ~		322	323

VASA Trust
0.973% due 07/15/2039 •		500	501

Total Non-Agency Mortgage-Backed Securities (Cost $4,143)			4,179

ASSET-BACKED SECURITIES 11.8%

Apres Static CLO Ltd.
1.254% due 10/15/2028 •		492	493

Catamaran CLO Ltd.
1.280% due 01/18/2029 •		657	658

Dryden Senior Loan Fund
0.000% due 04/15/2028 •		400	400
1.084% due 10/15/2027 •		588	588
1.204% due 04/15/2029 •		1,100	1,101

GMF Canada Leasing Trust
0.912% due 07/20/2023	CAD	1,000	809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden Credit Card Trust
0.423% due 10/15/2023 •	$500	$501

Jamestown CLO Ltd.
1.358% due 10/20/2028 •	652	653

KVK CLO Ltd.
1.086% due 01/14/2028 •	188	189

MP CLO Ltd.
0.891% due 10/18/2028 •	700	700

Nassau Ltd.
1.334% due 10/15/2029 •	500	499

Navient Private Education Loan Trust
1.073% due 04/15/2069 •	431	435
1.323% due 02/15/2029 •	452	454
2.650% due 12/15/2028	64	65

Navient Private Education Refi Loan Trust
1.310% due 01/15/2069	372	375

Navient Student Loan Trust
1.142% due 06/25/2065 •	154	155

OCP CLO Ltd.
1.308% due 07/20/2029 •	600	600

Oscar U.S. Funding Trust LLC
2.760% due 12/10/2024	426	430

OZLM Ltd.
1.236% due 04/30/2027 •	347	347

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(a)	700	700

SLM Student Loan Trust
0.286% due 01/27/2025 •	33	33

SMB Private Education Loan Trust
0.392% due 09/15/2054 •	142	142
2.750% due 07/15/2027	62	63

SoFi Professional Loan Program LLC
0.692% due 07/25/2040 •	530	530
0.792% due 03/26/2040 •	1,075	1,077
1.042% due 01/25/2039 •	395	397
1.192% due 10/27/2036 •	293	295
2.630% due 07/25/2040	165	168

Sound Point CLO Ltd.
1.238% due 10/20/2028 •	469	469

Tesla Auto Lease Trust
0.550% due 05/22/2023	666	667
2.130% due 04/20/2022	357	359
2.200% due 11/21/2022	1,000	1,021

Towd Point Mortgage Trust
3.750% due 05/25/2058 ~	559	590

Trillium Credit Card Trust
0.465% due 12/26/2024 •	580	581

Venture CLO Ltd.
1.260% due 07/19/2028 •	498	499

Voya CLO Ltd.
0.978% due 07/20/2029 •	1,000	1,000

Total Asset-Backed Securities (Cost $17,985)		18,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.5%

Israel Government International Bond
0.020% (MAKA5DAY) due 11/30/2021 ~	ILS	5,200	$1,595

Korea Development Bank
0.919% (US0003M + 0.725%) due 07/06/2022 ~		$2,190	2,202

Total Sovereign Issues (Cost $3,794)			3,797

SHORT-TERM INSTRUMENTS 13.4%

COMMERCIAL PAPER 1.0%

Conagra Foods, Inc.
0.280% due 08/12/2021		200	200
0.370% due 07/06/2021		1,300	1,300

			1,500

REPURCHASE AGREEMENTS (f) 1.0%
			1,600

ISRAEL TREASURY BILLS 1.0%
(0.016)% due 11/30/2021 (c)(d)	ILS	4,900	1,503

JAPAN TREASURY BILLS 4.8%
(0.102)% due 09/21/2021 (c)(d)	JPY	822,000	7,401

U.S. TREASURY CASH MANAGEMENT BILLS 5.6%
0.028% due 09/28/2021 - 10/05/2021 (b)(c)		$8,500	8,499

Total Short-Term Instruments (Cost $20,560)			20,503

Total Investments in Securities (Cost $153,663)			154,042

Total Investments 100.7% (Cost $153,663)			$154,042

Financial Derivative Instruments (g) 0.1% (Cost or Premiums, net $0)			153

Other Assets and Liabilities, net (0.8)%			(1,195)

Net Assets 100.0%			$153,000

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

78	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.699%	05/01/2025	04/27/2021	$500	$503	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.030%	06/30/2021	07/01/2021	$1,600	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,633)	$1,600	$1,600

Total Repurchase Agreements						$(1,633)	$1,600	$1,600

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$1,600	$0	$0	$0	$1,600	$(1,633)	$(33)

Total Borrowings and Other Financing Transactions	$1,600	$0	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(181) at a weighted average interest rate of 0.190%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2021	CAD	953		$791	$22	$0
	07/2021	GBP	712		989	4	0
	07/2021		$992	GBP	703	0	(20)
	08/2021	CAD	953		$770	1	0

CBK	11/2021	ILS	10,102		3,109	8	(4)

GLM	07/2021	GBP	1,503		2,125	46	0

HUS	07/2021		$2,073	GBP	1,497	0	(1)
	08/2021	GBP	1,498		$2,073	1	0

JPM	09/2021	JPY	822,000		7,493	89	0

MYI	07/2021	AUD	1,012		766	7	0

RBC	07/2021		$20	GBP	15	0	0

SCX	07/2021		36	EUR	30	0	0

Total Forward Foreign Currency Contracts						$178	$(25)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	79

Schedule of Investments	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$27	$0	$0	27	$(20)	$0	$0	$(20)	$7	$0	$7
CBK	8	0	0	8	(4)	0	0	(4)	4	0	4
GLM	46	0	0	46	0	0	0	0	46	0	46
HUS	1	0	0	1	(1)	0	0	(1)	0	0	0
JPM	89	0	0	89	0	0	0	0	89	0	89
MYI	7	0	0	7		0	0	0	7	0	7

Total Over the Counter	$178	$0	$0	$178	$(25)	$0	$0	$(25)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments -Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$178	$0	$178

Financial Derivative Instruments -Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109	$0	$109

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$197	$0	$197

80	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$49,785	$0	$49,785
Industrials	0	19,684	0	19,684
Utilities	0	7,465	0	7,465
Municipal Bonds & Notes
California	0	758	0	758
U.S. Government Agencies	0	28,334	1,494	29,828
Non-Agency Mortgage-Backed Securities	0	4,179	0	4,179
Asset-Backed Securities	0	18,043	0	18,043
Sovereign Issues	0	3,797	0	3,797
Short-Term Instruments
Commercial Paper	0	1,500	0	1,500
Repurchase Agreements	0	1,600	0	1,600
Israel Treasury Bills	0	1,503	0	1,503
Japan Treasury Bills	0	7,401	0	7,401

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
U.S. Treasury Cash Management Bills	$0	$8,499	$0	$8,499

Total Investments	$0	$152,548	$1,494	$154,042

Financial Derivative Instruments - Assets
Over the counter	$0	$178	$0	$178

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(25)	$0	$(25)

Total Financial Derivative Instruments	$0	$153	$0	$153

Totals	$0	$152,701	$1,494	$154,195

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	81

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.3%

CORPORATE BONDS & NOTES 59.0%

BANKING & FINANCE 35.8%

ABN AMRO Bank NV
0.990% (US0003M + 0.800%) due 07/19/2022 ~	$4,400	$4,430

Abu Dhabi Commercial Bank PJSC
2.750% due 10/05/2021	3,400	3,421

AerCap Ireland Capital DAC
3.500% due 05/26/2022	14,340	14,686
3.950% due 02/01/2022	550	559
4.450% due 12/16/2021	1,000	1,015
5.000% due 10/01/2021	17,016	17,202

AIA Group Ltd.
0.655% (US0003M + 0.520%) due 09/20/2021 ~	65,464	65,461
3.125% due 03/13/2023	7,500	7,800

Ally Financial, Inc.
4.125% due 02/13/2022	6,550	6,700
4.625% due 05/19/2022	11,699	12,121

American Express Co.
0.775% (US0003M + 0.620%) due 05/20/2022 ~	37,000	37,165
0.786% (US0003M + 0.610%) due 08/01/2022 ~	14,200	14,279

American Honda Finance Corp.
0.418% (US0003M + 0.290%) due 12/10/2021 ~	33,000	33,038
0.606% (US0003M + 0.450%) due 02/15/2022 ~	29,600	29,678
0.686% (US0003M + 0.540%) due 06/27/2022 ~	79,300	79,705

American Tower Corp.
4.700% due 03/15/2022	5,500	5,672

Asian Development Bank
0.129% (US0003M + 0.010%) due 12/15/2021 ~	25,000	25,005

Athene Global Funding
1.424% (US0003M + 1.230%) due 07/01/2022 ~	84,859	85,729
4.000% due 01/25/2022	6,380	6,514

Aviation Capital Group LLC
0.856% (US0003M + 0.670%) due 07/30/2021 ~	16,225	16,228
2.875% due 01/20/2022	2,100	2,122

Bank of America Corp.
0.715% (SOFRRATE + 0.690%) due 04/22/2025 ~	37,879	38,132
0.757% due 10/24/2024 •	62,700	63,215
0.921% (US0003M + 0.790%) due 03/05/2024 ~	35,700	36,036
1.176% (US0003M + 1.000%) due 04/24/2023 ~	7,065	7,117

Banque Federative du Credit Mutuel S.A.
0.650% due 02/27/2024	27,200	27,140

Barclays PLC
1.536% (US0003M + 1.380%) due 05/16/2024 ~	39,482	40,222
1.586% (US0003M + 1.430%) due 02/15/2023 ~	45,930	46,270
1.813% (US0003M + 1.625%) due 01/10/2023 ~	7,753	7,812

BNP Paribas S.A.
1.414% (US0003M + 1.230%) due 01/15/2024 ~	4,000	4,084

BNZ International Funding Ltd.
1.099% (US0003M + 0.980%) due 09/14/2021 ~	13,000	13,024

Canadian Imperial Bank of Commerce
0.447% (SOFRRATE + 0.400%) due 12/14/2023 ~	19,700	19,724

Caterpillar Financial Services Corp.
0.411% (US0003M + 0.280%) due 09/07/2021 ~	14,000	14,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.666% (US0003M + 0.510%) due 05/15/2023 ~	$8,400	$8,460

Charles Schwab Corp.
0.554% (SOFRRATE + 0.520%) due 05/13/2026 ~	14,400	14,477

Citigroup, Inc.
0.699% (SOFRRATE + 0.669%) due 05/01/2025 ~(h)	28,400	28,558
1.126% (US0003M + 0.950%) due 07/24/2023 ~	23,552	23,740
1.158% (US0003M + 1.023%) due 06/01/2024 ~	53,800	54,648
1.256% (US0003M + 1.100%) due 05/17/2024 ~	8,724	8,864
1.565% (US0003M + 1.430%) due 09/01/2023 ~	63,382	64,284

CK Hutchison International Ltd.
1.875% due 10/03/2021	1,450	1,455
2.875% due 04/05/2022	3,497	3,558

CNH Industrial Capital LLC
3.875% due 10/15/2021	11,700	11,811
4.375% due 04/05/2022	2,316	2,383

Credit Suisse AG
0.418% (SOFRRATE + 0.390%) due 02/02/2024 ~	66,000	66,063
0.480% (SOFRRATE + 0.450%) due 02/04/2022 ~	12,379	12,400
1.000% due 05/05/2023	18,500	18,704

Credit Suisse Group AG
1.359% (US0003M + 1.240%) due 06/12/2024 ~	5,000	5,079

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	900	920

Danske Bank A/S
1.171% due 12/08/2023 •	6,511	6,546
1.179% (US0003M + 1.060%) due 09/12/2023 ~	5,200	5,260
2.000% due 09/08/2021	11,453	11,489
2.700% due 03/02/2022	200	203
3.001% due 09/20/2022 •	39,104	39,298
3.875% due 09/12/2023	17,889	19,050
5.000% due 01/12/2022	24,787	25,364
5.000% due 01/12/2023 •	8,474	8,661

DBS Group Holdings Ltd.
0.796% (US0003M + 0.620%) due 07/25/2022 ~	119,068	119,666

DNB Bank ASA
0.751% (US0003M + 0.620%) due 12/02/2022 ~	71,300	71,820

First Abu Dhabi Bank PJSC
1.012% (US0003M + 0.850%) due 08/08/2023 ~	9,000	9,059
1.134% (US0003M + 0.950%) due 04/16/2022 ~	11,900	11,954

GA Global Funding Trust
1.000% due 04/08/2024	63,200	63,365

General Motors Financial Co., Inc.
1.275% (US0003M + 1.100%) due 11/06/2021 ~	46,967	47,111
1.457% (US0003M + 1.310%) due 06/30/2022 ~	3,251	3,284
1.736% (US0003M + 1.550%) due 01/14/2022 ~	19,786	19,922
3.450% due 01/14/2022	2,085	2,114
3.450% due 04/10/2022	3,000	3,056
4.200% due 11/06/2021	8,194	8,302
4.375% due 09/25/2021	3,533	3,566

Goldman Sachs Group, Inc.
0.474% due 03/08/2023 •	38,000	38,033
0.575% due 11/17/2023 •	42,600	42,660
0.900% (US0003M + 0.750%) due 02/23/2023 ~	23,015	23,228
0.966% (US0003M + 0.780%) due 10/31/2022 ~	39,864	39,957

Hana Bank
0.845% (US0003M + 0.700%) due 10/02/2022 ~	51,030	51,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.919% (US0003M + 0.800%) due 03/13/2023 ~	$9,800	$9,869
0.994% (US0003M + 0.875%) due 09/14/2022 ~	21,100	21,201
3.375% due 01/30/2022	15,665	15,929

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	500	508
3.350% due 02/15/2023	4,500	4,680
4.050% due 02/04/2022	8,500	8,680

HSBC Holdings PLC
1.155% (US0003M + 1.000%) due 05/18/2024 ~	173,085	175,425
1.355% (US0003M + 1.230%) due 03/11/2025 ~	2,300	2,348

Hutchison Whampoa International Ltd.
3.250% due 11/08/2022	13,200	13,696
4.625% due 01/13/2022	14,010	14,326

Hyundai Capital Services, Inc.
3.000% due 03/06/2022	26,836	27,290
3.000% due 08/29/2022	17,600	18,055

ING Groep NV
1.146% (US0003M + 1.000%) due 10/02/2023 ~	35,489	36,096
1.296% (US0003M + 1.150%) due 03/29/2022 ~	22,917	23,105

Intercontinental Exchange, Inc.
0.769% (US0003M + 0.650%) due 06/15/2023 ~	112,524	112,444

International Bank for Reconstruction & Development
0.148% due 01/13/2023 •	62,000	62,029
0.650% due 02/10/2026	70,100	69,383

Jackson National Life Global Funding
0.618% (SOFRRATE + 0.600%) due 01/06/2023 ~	34,962	35,151
0.876% (US0003M + 0.730%) due 06/27/2022 ~	22,670	22,811

John Deere Capital Corp.
0.608% (US0003M + 0.480%) due 09/08/2022 ~	10,146	10,200

JPMorgan Chase & Co.
0.629% (SOFRRATE + 0.580%) due 03/16/2024 ~	24,400	24,567
0.903% (US0003M + 0.730%) due 04/23/2024 ~	34,200	34,538
1.063% (US0003M + 0.890%) due 07/23/2024 ~	8,879	9,005
1.076% (US0003M + 0.900%) due 04/25/2023 ~	18,646	18,783
1.406% (US0003M + 1.230%) due 10/24/2023 ~	56,375	57,202

Kookmin Bank
3.625% due 10/23/2021	10,560	10,659

Landwirtschaftliche Rentenbank
0.228% (US0003M + 0.040%) due 01/12/2022 ~	28,500	28,509

Lloyds Bank PLC
3.375% due 11/15/2021	14,500	14,676

Lloyds Banking Group PLC
1.326% due 06/15/2023 •	10,000	10,081

MDGH - GMTN BV
5.500% due 03/01/2022	6,500	6,726

MET Tower Global Funding
0.572% due 01/17/2023 •	56,400	56,747

Metropolitan Life Global Funding
0.337% (SOFRRATE + 0.320%) due 01/07/2024 ~	2,806	2,815

Mitsubishi HC Capital, Inc.
2.250% due 09/07/2021	18,825	18,882
2.652% due 09/19/2022	948	971
3.406% due 02/28/2022	2,700	2,745
3.559% due 02/28/2024	9,300	9,926

Mitsubishi UFJ Financial Group, Inc.
0.831% (US0003M + 0.700%) due 03/07/2022 ~	13,600	13,663
0.871% (US0003M + 0.740%) due 03/02/2023 ~	47,975	48,409

82	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.966% (US0003M + 0.790%) due 07/25/2022 ~	$63,672	$64,163
1.036% (US0003M + 0.860%) due 07/26/2023 ~	33,300	33,760

Mizuho Financial Group, Inc.
0.738% (US0003M + 0.610%) due 09/08/2024 ~	41,300	41,523
0.777% (US0003M + 0.630%) due 05/25/2024 ~	63,010	63,415
0.921% (US0003M + 0.790%) due 03/05/2023 ~	11,100	11,206
0.969% (US0003M + 0.850%) due 09/13/2023 ~	24,320	24,497
1.024% (US0003M + 0.840%) due 07/16/2023 ~	55,727	56,087
1.178% (US0003M + 0.990%) due 07/10/2024 ~	29,300	29,724

Morgan Stanley
0.731% due 04/05/2024 •	18,500	18,543
1.382% (US0003M + 1.220%) due 05/08/2024 ~	9,321	9,494
1.576% (US0003M + 1.400%) due 10/24/2023 ~	131,857	134,027

Nationwide Building Society
0.550% due 01/22/2024	37,000	36,867

Natwest Group PLC
1.626% (US0003M + 1.470%) due 05/15/2023 ~	175,624	177,503
1.697% (US0003M + 1.550%) due 06/25/2024 ~	7,500	7,673

Nissan Motor Acceptance Corp.
0.765% (US0003M + 0.630%) due 09/21/2021 ~	74,091	74,133
0.768% (US0003M + 0.640%) due 03/08/2024 ~	27,100	27,130
0.836% due 09/28/2022 •	10,110	10,124
0.838% (US0003M + 0.650%) due 07/13/2022 ~	9,550	9,570
1.078% (US0003M + 0.890%) due 01/13/2022 ~	25,545	25,608
1.900% due 09/14/2021	5,200	5,215
3.650% due 09/21/2021	19,541	19,672

NTT Finance Corp.
0.373% due 03/03/2023	34,000	34,017
1.900% due 07/21/2021	14,670	14,682

ORIX Corp.
3.200% due 01/19/2022	13,800	14,000

PNC Bank N.A.
0.475% (US0003M + 0.325%) due 02/24/2023 ~	71,700	71,851

QNB Finance Ltd.
1.176% (US0003M + 1.000%) due 05/02/2022 ~	48,350	48,594
1.256% (SOFRRATE + 1.225%) due 02/12/2022 ~	22,500	22,599
1.451% (US0003M + 1.320%) due 12/06/2021 ~(h)	8,400	8,418
1.760% (US0003M + 1.570%) due 07/19/2021 ~	16,900	16,917
2.125% due 09/07/2021	15,244	15,286

Royal Bank of Canada
0.322% (SOFRRATE + 0.300%) due 01/19/2024 ~	33,600	33,643
0.475% (SOFRRATE + 0.450%) due 10/26/2023 ~	25,400	25,555
0.550% (US0003M + 0.360%) due 01/17/2023 ~	35,100	35,292
0.647% (US0003M + 0.470%) due 04/29/2022 ~	36,100	36,249

Santander Holdings USA, Inc.
3.400% due 01/18/2023	40,106	41,768
4.450% due 12/03/2021	1,500	1,520

Santander UK Group Holdings PLC
1.089% due 03/15/2025 •	35,000	35,135
2.875% due 08/05/2021	5,100	5,112

Shinhan Bank Co. Ltd.
2.875% due 03/28/2022	1,369	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skandinaviska Enskilda Banken AB
0.764% (US0003M + 0.645%) due 12/12/2022 ~	$60,500	$60,950

SL Green Operating Partnership LP
1.136% (US0003M + 0.980%) due 08/16/2021 ~	15,445	15,449

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	610	610

Standard Chartered PLC
1.271% (SOFRRATE + 1.250%) due 10/14/2023 ~	15,000	15,153
1.319% due 10/14/2023 •	5,400	5,453
1.328% (US0003M + 1.200%) due 09/10/2022 ~	129,950	130,192
2.744% due 09/10/2022 •	4,500	4,519

Sumitomo Mitsui Financial Group, Inc.
0.930% (US0003M + 0.740%) due 10/18/2022 ~	4,500	4,536
0.930% (US0003M + 0.740%) due 01/17/2023 ~	2,043	2,061
0.968% (US0003M + 0.780%) due 07/12/2022 ~	42,765	43,058
1.158% (US0003M + 0.970%) due 01/11/2022 ~(f)	12,000	12,057
1.296% (US0003M + 1.110%) due 07/14/2021 ~	14,389	14,395

Sumitomo Mitsui Trust Bank Ltd.
0.850% due 03/25/2024	56,000	56,103

Synchrony Bank
3.000% due 06/15/2022	26,808	27,416

Synchrony Financial
2.850% due 07/25/2022	24,575	25,160

Toyota Motor Credit Corp.
0.285% (US0003M + 0.125%) due 08/13/2021 ~	46,000	46,011
0.349% (SOFRRATE + 0.330%) due 01/11/2024 ~	28,762	28,865
0.490% (US0003M + 0.290%) due 10/07/2021 ~	3,200	3,203
0.556% due 05/17/2022 •	13,250	13,291
0.608% (US0003M + 0.480%) due 09/08/2022 ~	10,600	10,654

UBS AG
0.391% (SOFRRATE + 0.360%) due 02/09/2024 ~	30,000	30,132

UBS Group AG
1.106% (US0003M + 0.950%) due 08/15/2023 ~	72,186	72,834
1.106% due 08/15/2023 •	2,600	2,623
1.370% due 05/23/2023 •	22,818	23,037
1.706% due 02/01/2022 •	22,040	22,241

Wells Fargo & Co.
1.416% (US0003M + 1.230%) due 10/31/2023 ~	167,791	170,191

		5,019,232

INDUSTRIALS 15.4%

7-Eleven, Inc.
0.612% (US0003M + 0.450%) due 08/10/2022 ~	52,526	52,550

AbbVie, Inc.
0.610% (US0003M + 0.460%) due 11/19/2021 ~	35,100	35,151
0.799% (US0003M + 0.650%) due 11/21/2022 ~	41,690	41,994
3.450% due 03/15/2022	3,400	3,458

Apple, Inc.
0.510% (US0003M + 0.350%) due 05/11/2022 ~	100	100

BAT Capital Corp.
1.036% (US0003M + 0.880%) due 08/15/2022 ~	168,352	169,450

Bayer U.S. Finance LLC
1.129% (US0003M + 1.010%) due 12/15/2023 ~	24,103	24,459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 07/15/2021	$7,833	$7,839
3.000% due 10/08/2021	3,850	3,877

BMW Finance NV
0.958% (US0003M + 0.790%) due 08/12/2022 ~	32,000	32,271

BMW U.S. Capital LLC
0.660% (US0003M + 0.500%) due 08/13/2021 ~	22,300	22,314
0.716% (US0003M + 0.530%) due 04/14/2022 ~	15,838	15,895
0.834% (US0003M + 0.640%) due 04/06/2022 ~	27,864	27,973
1.850% due 09/15/2021	1,150	1,152

Boeing Co.
1.167% due 02/04/2023	81,610	81,955
1.433% due 02/04/2024	35,600	35,697
2.200% due 10/30/2022	2,000	2,035
2.700% due 05/01/2022	14,100	14,399
4.508% due 05/01/2023	34,500	36,792

BP Capital Markets America, Inc.
0.785% (US0003M + 0.650%) due 09/19/2022 ~	26,100	26,226

Bristol-Myers Squibb Co.
0.536% (US0003M + 0.380%) due 05/16/2022 ~	56,600	56,809

CenterPoint Energy Resources Corp.
0.631% (US0003M + 0.500%) due 03/02/2023 ~	30,300	30,308

Central Nippon Expressway Co. Ltd.
0.616% (US0003M + 0.460%) due 02/15/2022 ~	29,200	29,265
0.735% (US0003M + 0.560%) due 11/02/2021 ~	39,200	39,261
0.939% due 03/03/2022 •	78,760	79,101
0.969% (US0003M + 0.850%) due 09/14/2021 ~	22,050	22,083
2.091% due 09/14/2021	1,900	1,907
2.567% due 11/02/2021	14,500	14,599
2.849% due 03/03/2022	300	305

Charter Communications Operating LLC
4.464% due 07/23/2022	39,843	41,254

Cigna Corp.
0.613% due 03/15/2024	8,100	8,100
1.074% (US0003M + 0.890%) due 07/15/2023 ~	19,800	20,072

Comcast Corp.
0.585% (US0003M + 0.440%) due 10/01/2021 ~	109	109

DAE Funding LLC
5.250% due 11/15/2021	7,000	7,061

Daimler Finance North America LLC
0.846% (US0003M + 0.670%) due 11/05/2021 ~	67,200	67,346
1.016% (US0003M + 0.840%) due 05/04/2023 ~	3,200	3,236
1.030% (US0003M + 0.880%) due 02/22/2022 ~	41,432	41,642
1.056% (US0003M + 0.900%) due 02/15/2022 ~	85,475	85,940
2.200% due 10/30/2021	450	453

Dolphin Energy Ltd. LLC
5.500% due 12/15/2021	43,100	44,057

Enbridge, Inc.
0.655% (US0003M + 0.500%) due 02/18/2022 ~	105,700	105,970

Energy Transfer LP
4.650% due 02/15/2022	5,812	5,963
5.875% due 03/01/2022	30,975	31,642

Equifax, Inc.
1.026% (US0003M + 0.870%) due 08/15/2021 ~	46,511	46,553
3.600% due 08/15/2021	600	602

Fidelity National Information Services, Inc.
0.375% due 03/01/2023	10,200	10,190

GATX Corp.
0.896% (US0003M + 0.720%) due 11/05/2021 ~	15,700	15,730

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	83

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
6.410% due 10/15/2022	$21,400	$22,935

General Motors Co.
1.028% (US0003M + 0.900%) due 09/10/2021 ~	10,814	10,829

Hewlett Packard Enterprise Co.
0.914% (US0003M + 0.720%) due 10/05/2021 ~	21,200	21,205

Honeywell International, Inc.
0.380% (US0003M + 0.230%) due 08/19/2022 ~	9,000	9,003

Hyundai Capital America
0.800% due 04/03/2023	23,100	23,106
1.137% due 07/08/2021 •	4,803	4,804
1.137% (US0003M + 0.940%) due 07/08/2021 ~	14,269	14,271
2.375% due 02/10/2023	5,985	6,146
2.850% due 11/01/2022	14,299	14,709
3.000% due 06/20/2022	3,639	3,723
3.100% due 04/05/2022	8,461	8,624
3.250% due 09/20/2022	15,984	16,476
3.750% due 07/08/2021	4,100	4,102
3.950% due 02/01/2022	7,313	7,459
5.750% due 04/06/2023	8,308	9,032

Illumina, Inc.
0.550% due 03/23/2023	21,500	21,540

Imperial Brands Finance PLC
3.750% due 07/21/2022	30,650	31,455

Kia Corp.
1.000% due 04/16/2024	2,200	2,213
3.000% due 04/25/2023	28,065	29,226

Leidos, Inc.
2.950% due 05/15/2023	7,196	7,504

Lennar Corp.
4.750% due 11/15/2022	2,670	2,800

Marriott International, Inc.
3.125% due 10/15/2021	700	701

Martin Marietta Materials, Inc.
0.650% due 07/15/2023 (a)	21,520	21,572

Molson Coors Brewing Co.
2.100% due 07/15/2021	20,754	20,768

NetApp, Inc.
3.250% due 12/15/2022	300	308

NXP BV
3.875% due 09/01/2022	7,800	8,091

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~	39,275	39,091

Phillips 66
0.776% (US0003M + 0.620%) due 02/15/2024 ~	29,000	29,040

Pioneer Natural Resources Co.
0.550% due 05/15/2023	18,800	18,825

Rogers Communications, Inc.
0.735% (US0003M + 0.600%) due 03/22/2022 ~	72,630	72,845

Saudi Arabian Oil Co.
2.750% due 04/16/2022	3,495	3,560

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021	6,325	6,365

Siemens Financieringsmaatschappij NV
0.480% (SOFRRATE + 0.430%) due 03/11/2024 ~	24,825	25,010

SK Broadband Co. Ltd.
3.875% due 08/13/2023	1,497	1,594

Southern Natural Gas Co. LLC
0.625% due 04/28/2023	7,000	7,008

Time Warner Cable LLC
4.000% due 09/01/2021	21,000	21,000

Volkswagen Group of America Finance LLC
0.750% due 11/23/2022	30,800	30,920
1.108% (US0003M + 0.940%) due 11/12/2021 ~	82,600	82,878
2.900% due 05/13/2022	40,755	41,627
4.000% due 11/12/2021	12,000	12,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	$2,740	$2,754

Zoetis, Inc.
0.595% (US0003M + 0.440%) due 08/20/2021 ~	5,075	5,078

		2,167,511

UTILITIES 7.8%

American Electric Power Co., Inc.
0.656% (US0003M + 0.480%) due 11/01/2023 ~	163,600	163,739

AT&T, Inc.
1.044% (US0003M + 0.890%) due 02/15/2023 ~	74,811	75,684

Atmos Energy Corp.
0.503% (US0003M + 0.380%) due 03/09/2023 ~	95,600	95,615
0.625% due 03/09/2023	26,600	26,609

BG Energy Capital PLC
4.000% due 10/15/2021	1,441	1,456

BP Capital Markets PLC
0.785% (US0003M + 0.650%) due 09/19/2022 ~	1,000	1,005
0.988% (US0003M + 0.870%) due 09/16/2021 ~	21,500	21,538

British Transco International Finance BV
0.000% due 11/04/2021 (c)	10,040	10,030

Dominion Energy, Inc.
0.649% (US0003M + 0.530%) due 09/15/2023 ~	46,300	46,349

Duke Energy Corp.
0.775% (US0003M + 0.650%) due 03/11/2022 ~	66,900	67,156

Duke Energy Progress LLC
0.335% (US0003M + 0.180%) due 02/18/2022 ~	4,900	4,900

Enel Finance International NV
2.750% due 04/06/2023	8,475	8,793
2.875% due 05/25/2022	11,240	11,488
4.250% due 09/14/2023	13,585	14,647

KT Corp.
2.625% due 08/07/2022	14,340	14,636

Mississippi Power Co.
0.350% (SOFRRATE + 0.300%) due 06/28/2024 ~	16,000	16,019

NextEra Energy Capital Holdings, Inc.
0.581% (SOFRRATE + 0.540%) due 03/01/2023 ~	28,500	28,661
0.685% (US0003M + 0.550%) due 08/28/2021 ~	14,260	14,266
0.867% (US0003M + 0.720%) due 02/25/2022 ~	3,900	3,916

Oklahoma Gas and Electric Co.
0.553% due 05/26/2023	14,000	14,001

Pacific Gas & Electric Co.
1.531% (US0003M + 1.375%) due 11/15/2021 ~	54,570	54,685
1.598% (US0003M + 1.480%) due 06/16/2022 ~	84,813	84,858
1.750% due 06/16/2022	44,200	44,184
4.250% due 08/01/2023	1,600	1,696

Southern California Edison Co.
0.398% (SOFRRATE + 0.350%) due 06/13/2022 ~	30,000	30,033
0.399% (US0003M + 0.270%) due 12/03/2021 ~	56,200	56,220
0.690% (SOFRRATE + 0.640%) due 04/03/2023 ~	62,700	62,869
0.700% due 04/03/2023	27,400	27,419

Southern California Gas Co.
0.469% (US0003M + 0.350%) due 09/14/2023 ~	9,700	9,701

Verizon Communications, Inc.
0.550% (SOFRRATE + 0.500%) due 03/22/2024 ~	17,900	18,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.256% (US0003M + 1.100%) due 05/15/2025 ~	$56,931	$58,747

		1,088,966

Total Corporate Bonds & Notes (Cost $8,253,809)		8,275,709

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.866% (US0001M + 0.780%) due 04/01/2047 ~	27,950	27,983

WASHINGTON 0.1%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.161% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,350	7,370

Total Municipal Bonds & Notes (Cost $35,300)		35,353

U.S. GOVERNMENT AGENCIES 12.1%

Fannie Mae
0.342% due 05/25/2037 •	20	20
0.392% due 01/25/2037 - 12/25/2045 •	3,009	3,036
0.410% due 06/25/2048 •	11,985	12,004
0.422% due 02/25/2037 •	43	43
0.430% due 08/25/2044 •	4,203	4,201
0.442% due 11/25/2036 •	67	68
0.460% due 08/25/2044 - 12/25/2048 •	49,946	49,905
0.483% due 04/18/2028 - 09/18/2031 •	549	550
0.492% due 06/25/2026 - 08/25/2049 •	16,212	16,127
0.502% due 09/25/2035 •	339	343
0.510% due 07/25/2044 - 03/25/2060 •	35,524	35,714
0.512% due 03/25/2037 •	250	253
0.542% due 02/25/2038 - 06/25/2059 •	15,819	16,009
0.560% due 07/25/2046 - 08/25/2050 •	25,828	25,893
0.583% due 05/18/2032 •	103	104
0.592% due 06/25/2031 - 11/25/2059 •	40,609	40,986
0.610% due 07/25/2046 •	6,374	6,398
0.633% due 03/18/2032 •	101	102
0.642% due 12/25/2059 •	3,730	3,795
0.772% due 12/25/2037 •	391	400
0.792% due 05/25/2037 •	82	83
0.818% due 04/25/2023 •	334	334
0.842% due 03/25/2037 - 02/25/2040 •	76	79
0.872% due 02/25/2038 •	745	761
0.875% due 12/18/2026	116,600	115,384
0.942% due 07/25/2038 •	75	77
0.992% due 03/25/2032 •	19	20
2.000% due 12/25/2044	1,868	1,904
2.259% due 05/01/2038 •	343	363
2.418% due 01/01/2036 •	2,652	2,822

Federal Home Loan Bank
0.620% due 12/09/2024	72,000	71,909
0.625% due 11/27/2024	73,000	72,703
0.790% due 02/25/2026	50,000	49,706
0.900% due 03/03/2026	46,300	46,187
0.960% due 03/05/2026	204,000	203,692
1.000% due 03/23/2026	29,000	29,000

Freddie Mac
0.323% due 11/15/2036 - 01/15/2040 •	23	23
0.393% due 02/15/2037 •	930	937
0.430% due 05/15/2038 •	2,968	2,988
0.440% due 05/15/2041 •	3,190	3,195

84	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.460% due 03/15/2037 - 03/15/2043 •	$51,980	$52,122
0.493% due 04/15/2041 •	244	247
0.510% due 12/15/2042 - 11/15/2044 •	7,388	7,478
0.523% due 09/15/2048 - 04/15/2049 •	7,040	7,084
0.530% due 06/15/2044 •	9,717	9,759
0.542% due 09/25/2049 •	16,713	16,835
0.560% due 12/15/2037 •	1,810	1,809
0.573% due 07/15/2039 •	43	44
0.592% due 12/25/2049 •	7,635	7,698
0.650% due 10/22/2025	129,000	128,652
0.800% due 10/27/2026 - 10/28/2026	67,200	66,694
1.000% due 01/15/2041 - 09/15/2044	122,895	123,092
2.458% due 09/01/2037 •	1,990	2,122

Ginnie Mae
0.307% due 06/20/2066 •	484	483
0.410% due 06/20/2051 «•	139,600	139,024
0.457% due 08/20/2065 •	21,930	21,973
0.486% due 06/20/2046 •	23,633	23,746
0.493% due 07/20/2049 •	11,005	11,071
0.500% due 05/20/2063 •	739	733
0.507% due 10/20/2062 •	3,794	3,807
0.543% due 03/20/2049 - 06/20/2049 •	29,500	29,723
0.577% due 06/20/2067 •	1,484	1,493
0.584% due 12/20/2068 •	8,347	8,328
0.607% due 03/20/2061 - 07/20/2067 •	7,243	7,280
0.657% due 04/20/2062 •	2,491	2,505
0.693% due 09/20/2040 •	4,721	4,771
0.707% due 05/20/2065 - 10/20/2065 •	11,829	11,953
0.713% due 05/20/2041 •	9,233	9,323
0.723% due 10/20/2040 •	8,633	8,718
0.743% due 05/20/2041 •	2,545	2,572
0.757% due 12/20/2064 - 10/20/2065 •	19,584	19,833
0.775% due 01/16/2040 •	3,336	3,389
0.793% due 04/20/2070 •	54,499	55,974
0.807% due 02/20/2062 •	3,697	3,729
0.833% due 02/20/2040 •	3,000	3,044
0.843% due 03/20/2040 •	8,252	8,381
0.857% due 12/20/2065 - 08/20/2066 •	10,916	11,095
0.863% due 04/20/2040 •	6,183	6,286
0.887% due 09/20/2066 •	1,789	1,818
0.893% due 03/20/2040 •	6,544	6,660
0.907% due 05/20/2066 - 07/20/2066 •	10,771	10,962
0.937% due 08/20/2066 •	1,040	1,060
1.027% due 07/20/2065 •	5,197	5,301
1.029% due 04/20/2067 •	1,802	1,830
1.031% due 06/20/2067 •	6,352	6,452
1.107% due 01/20/2066 •	4,938	5,060
1.157% due 02/20/2066 •	11,953	12,120
2.500% due 01/20/2049 - 10/20/2049	5,319	5,575
3.000% due 07/20/2046	1,124	1,150
6.000% due 12/15/2033	14	17
6.500% due 11/15/2033 - 09/15/2034	20	21
7.000% due 02/15/2024 - 07/15/2032	61	63
7.500% due 07/15/2024 - 06/15/2028	39	41

Total U.S. Government Agencies (Cost $1,697,553)		1,699,118

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%

AREIT Trust
1.144% due 09/14/2036 •	14,000	14,022

Arroyo Mortgage Trust
1.175% due 10/25/2048 ~	27,800	27,904

Bancorp Commercial Mortgage Trust
1.174% due 09/15/2036 •	5,453	5,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BDS Ltd.
1.424% due 09/15/2035 •	$31,148	$31,299

Bear Stearns Adjustable Rate Mortgage Trust
2.485% due 08/25/2033 ~	365	381

Beneria Cowen & Pritzer Collateral Funding Corp.
0.899% due 06/15/2038 •	5,500	5,514

BFLD Trust
1.223% due 10/15/2035 •	12,000	12,092

BPCRE Ltd.
0.932% due 02/15/2037 •	7,900	7,909

Brass PLC
0.856% due 11/16/2066 •	5,682	5,712

BX Commercial Mortgage Trust
0.823% due 11/15/2035 •	6,420	6,429

BXMT Ltd.
1.524% due 03/15/2037 •	57,900	58,232

CGRBS Commercial Mortgage Trust
3.369% due 03/13/2035	1,480	1,533

Credit Suisse Mortgage Capital Trust
1.073% due 07/15/2032 •	13,000	12,956
1.423% due 10/15/2037 •	8,700	8,748

CRSNT Commercial Mortgage Trust
0.900% due 04/15/2036 •	52,400	52,531

DBCG Mortgage Trust
0.773% due 06/15/2034 •	78,640	78,741

GCAT Trust
2.650% due 10/25/2068 ~	3,333	3,440

Gosforth Funding PLC
0.597% due 08/25/2060 •	6,712	6,725
0.605% due 12/19/2059 •	26	26

GPMT Ltd.
1.333% due 07/16/2035 •	38,500	38,614

GS Mortgage Securities Corp. Trust
0.973% due 07/15/2031 •	7,500	7,487

GS Mortgage Securities Trust
3.648% due 01/10/2047	5,186	5,364

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~	78,631	79,900

IMT Trust
0.773% due 06/15/2034 •	2,112	2,114

JP Morgan Chase Commercial Mortgage Securities Trust
1.073% due 09/15/2029 •	45,400	45,512

Lanark Master Issuer PLC
0.920% due 12/22/2069 •	6,000	6,008

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ	6,624	6,644

LoanCore Issuer Ltd.
0.924% due 07/15/2035 •	20,000	20,003

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.773% due 11/15/2031 •	493	502

MF1 Ltd.
1.262% due 12/25/2034 •	17,703	17,739

MFA Trust
1.131% due 07/25/2060 ~	54,486	54,363
1.381% due 04/25/2065 ~	30,438	30,598

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,059	1,092

PFP Ltd.
0.923% due 04/14/2038 •	35,200	35,291
1.125% due 04/14/2037 •	25,674	25,718

Ready Capital Mortgage Financing LLC
1.092% due 04/25/2038 •	24,300	24,366

RESIMAC Premier
0.777% due 07/10/2052 •	11,189	11,187

Starwood Mortgage Residential Trust
1.027% due 11/25/2055 ~	12,701	12,712

Towd Point HE Trust
0.918% due 02/25/2063 ~	21,683	21,699

UBS-Barclays Commercial Mortgage Trust
0.865% due 04/10/2046 •	14,549	14,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verus Securitization Trust
0.820% due 10/25/2063 ~	$20,872	$20,880

VMC Finance LLC
1.183% due 06/16/2036 •	20,000	20,056

Wells Fargo Commercial Mortgage Trust
0.923% due 12/13/2031 •	5,400	5,328
1.132% due 07/15/2046 •	4,267	4,267

Total Non-Agency Mortgage-Backed Securities (Cost $850,132)		851,612

ASSET-BACKED SECURITIES 14.6%

AmeriCredit Automobile Receivables Trust
0.600% due 12/18/2023	11,784	11,798

Anchorage Capital CLO Ltd.
1.234% due 07/15/2030 •	4,400	4,397

Apidos CLO
0.000% due 07/17/2030 •	15,800	15,787

Arbor Realty Collateralized Loan Obligation Ltd.
1.200% due 05/15/2036 •	6,400	6,419

Arch Street CLO Ltd.
1.188% due 10/20/2028 •	24,400	24,406

ARI Fleet Lease Trust
0.553% due 11/15/2027 •	3,999	4,003

Arkansas Student Loan Authority
1.047% due 11/25/2043 •	431	433

Atlas Senior Loan Fund Ltd.
1.058% due 04/20/2028 •	2,467	2,467

BlueMountain CLO Ltd.
1.418% due 01/20/2029 •	1,949	1,950

Canadian Pacer Auto Receivables Trust
0.293% due 11/21/2022 •	4,370	4,370

Carlyle Global Market Strategies CLO Ltd.
0.000% due 08/14/2030 •(a)	42,600	42,600

CarMax Auto Owner Trust
0.490% due 06/15/2023	15,914	15,928

Catamaran CLO Ltd.
1.280% due 01/18/2029 •	12,292	12,307
1.444% due 04/22/2030 •	20,893	20,906

Chesapeake Funding LLC
0.443% due 08/15/2030 •	11,376	11,383
0.473% due 04/15/2031 •	7,859	7,844
0.553% due 09/15/2031 •	7,471	7,483
0.723% due 08/16/2032 •	13,858	13,938
0.870% due 08/16/2032	12,726	12,800
3.040% due 04/15/2030	1,372	1,374

CIFC Funding Ltd.
1.036% due 10/25/2027 •	7,420	7,429
1.038% due 10/24/2030 •	40,000	40,010

CIT Mortgage Loan Trust
1.442% due 10/25/2037 •	11,320	11,442

Citibank Credit Card Issuance Trust
0.711% due 04/22/2026 •	6,000	6,088

Commonbond Student Loan Trust
0.942% due 05/25/2041 •	479	479

Denali Capital CLO LLC
1.226% due 10/26/2027 •	7,807	7,818

Dryden Senior Loan Fund
0.000% due 04/15/2028 •	4,800	4,800
1.084% due 10/15/2027 •	11,174	11,172
1.204% due 04/15/2029 •	22,500	22,530

DT Auto Owner Trust
0.540% due 04/15/2024	1,413	1,415
1.140% due 01/16/2024	1,928	1,934

Earnest Student Loan Program LLC
2.680% due 07/25/2035	3,729	3,729

Edsouth Indenture LLC
0.822% due 04/25/2039 •	784	782
1.242% due 09/25/2040 •	123	124

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	52	52

Evergreen Credit Card Trust
0.443% due 10/16/2023 •	84,000	84,066

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	85

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exeter Automobile Receivables Trust
1.130% due 08/15/2023	$1,616	$1,618

Flagship Credit Auto Trust
0.700% due 04/15/2025	2,998	3,006
1.490% due 07/15/2024	4,991	5,017

Ford Credit Auto Owner Trust
1.030% due 10/15/2022	2,359	2,362

Ford Credit Floorplan Master Owner Trust
0.573% due 09/15/2025 •	47,700	48,082
0.673% due 09/15/2024 •	20,400	20,539

Galaxy CLO Ltd.
1.058% due 10/15/2030 •	6,900	6,902

Gallatin CLO Ltd.
1.484% (US0003M + 1.300%) due 07/15/2027 ~	7,419	7,423

GMF Floorplan Owner Revolving Trust
0.483% due 09/15/2023 •	28,400	28,421

Golden Credit Card Trust
0.423% due 10/15/2023 •	41,195	41,236

Halcyon Loan Advisors Funding Ltd.
1.108% due 04/20/2027 •	737	738

Jamestown CLO Ltd.
1.358% due 10/20/2028 •	12,672	12,685

KVK CLO Ltd.
1.086% due 01/14/2028 •	2,053	2,055

Laurel Road Prime Student Loan Trust
0.720% due 11/25/2050	89	89

LCM LP
1.188% due 07/20/2030 •	800	800
1.228% due 10/20/2027 •	2,417	2,417

LMREC LLC
1.160% due 04/22/2037 •	14,000	14,027

Marathon CLO Ltd.
1.334% due 04/15/2029 •	24,300	24,335

Marlette Funding Trust
2.690% due 09/17/2029	781	785
3.130% due 07/16/2029	316	317

Master Credit Card Trust
0.583% due 07/21/2024 •	12,000	12,074

MMAF Equipment Finance LLC
2.330% due 12/08/2025	1,441	1,455

Mountain View CLO LLC
1.274% due 10/16/2029 •	10,000	10,000

MP CLO Ltd.
0.891% due 10/18/2028 •	20,000	20,000

Nassau Ltd.
1.334% due 10/15/2029 •	26,500	26,459
2.338% due 07/20/2029 •	10,000	10,010

Navient Private Education Loan Trust
1.073% due 04/15/2069 •	14,659	14,773
1.323% due 02/15/2029 •	1,174	1,180

Navient Private Education Refi Loan Trust
0.423% due 11/15/2068 •	1,186	1,187
1.310% due 01/15/2069	31,354	31,589
1.690% due 05/15/2069	15,854	16,021
3.130% due 02/15/2068	6,169	6,309

Navient Student Loan Trust
0.692% due 07/26/2066 •	6,487	6,509
0.842% due 07/26/2066 •	343	344
0.892% due 07/26/2066 •	7,133	7,207
1.142% due 12/27/2066 •	17,181	17,487

Nelnet Student Loan Trust
0.255% due 12/24/2035 •	3,542	3,490
0.692% due 03/25/2030 •	2,429	2,446
0.892% due 09/25/2065 •	15,545	15,541
0.892% due 08/25/2067 •	25,630	25,583
0.942% due 02/25/2066 •	11,003	11,073

Nissan Auto Lease Trust
1.800% due 05/16/2022	67	67
2.760% due 03/15/2022	4	4

Nissan Master Owner Trust Receivables
0.503% due 11/15/2023 •	64,900	64,994

Northstar Education Finance, Inc.
0.792% due 12/26/2031 •	610	613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OCP CLO Ltd.
0.996% due 10/26/2027 •	$2,189	$2,189

Oscar U.S. Funding LLC
2.490% due 08/10/2022	130	130

OZLM Funding Ltd.
1.154% due 07/22/2029 •	14,100	14,101

OZLM Ltd.
1.186% due 05/16/2030 •	7,000	6,998

Palmer Square Loan Funding Ltd.
0.000% due 07/20/2029 •(a)	65,300	65,300
0.955% due 02/20/2028 •	25,399	25,412
1.005% due 08/20/2027 •	21,214	21,222
1.006% due 08/15/2026 •	1,873	1,874
1.056% due 11/15/2026 •	3,412	3,414
1.076% due 10/24/2027 •	8,004	8,009
1.158% due 04/20/2027 •	1,306	1,307
1.888% due 07/20/2028 •	28,648	28,665

Penarth Master Issuer PLC
0.623% due 07/18/2023 •	24,045	24,059

PFS Financing Corp.
1.210% due 06/15/2024	16,800	16,942

PHEAA Student Loan Trust
1.042% due 11/25/2065 •	6,816	6,869

Romark CLO Ltd.
0.000% due 10/23/2030 •(a)	40,500	40,500

Santander Consumer Auto Receivables Trust
1.370% due 10/15/2024	6,628	6,672

Santander Drive Auto Receivables Trust
0.620% due 05/15/2023	1,110	1,110

Santander Retail Auto Lease Trust
0.433% due 09/20/2022 •	3,134	3,136
1.690% due 01/20/2023	5,594	5,628
1.890% due 09/20/2022	2,027	2,030

SLC Student Loan Trust
0.229% due 03/15/2027 •	3,292	3,286
0.239% due 06/15/2029 •	12,902	12,863

SLM Student Loan Trust
0.266% due 01/26/2026 •	1,269	1,269
0.286% due 01/27/2025 •	290	290
0.296% due 01/25/2027 •	10,057	10,034
0.316% due 10/25/2028 •	1,589	1,582
0.589% due 12/15/2027 •	9,251	9,254
0.669% due 12/15/2025 •	2,610	2,611
0.726% due 01/25/2028 •	980	980
0.742% due 12/27/2038 •	2,557	2,572
0.792% due 01/25/2029 •	2,913	2,868
1.573% due 03/15/2032 •	241	241
1.676% due 04/25/2023 •	223	225

SMB Private Education Loan Trust
0.392% due 09/15/2054 •	9,264	9,264
1.001% due 09/15/2034 •	10,220	10,298
1.201% due 09/15/2034 •	4,707	4,752
1.201% due 07/15/2053 •	3,371	3,431
1.273% due 07/15/2027 •	2,236	2,244
1.290% due 07/15/2053	26,730	26,850
2.340% due 09/15/2034	6,030	6,167
2.490% due 06/15/2027	1,039	1,047
2.980% due 07/15/2027	2,087	2,111
3.050% due 05/15/2026	91	92

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	1,468	1,476
3.010% due 04/25/2028	791	794

SoFi Professional Loan Program LLC
0.442% due 02/25/2042 •	556	554
0.692% due 07/25/2040 •	816	817
0.792% due 03/26/2040 •	745	746
0.942% due 07/25/2039 •	1,064	1,066
1.042% due 01/25/2039 •	156	157
1.192% due 10/27/2036 •	2,103	2,113
1.392% due 02/25/2040 •	828	834
1.842% due 08/25/2036 •	830	836
2.360% due 12/27/2032	365	368
2.650% due 09/25/2040	2,765	2,825
2.740% due 05/25/2040	2,691	2,733

SoFi Professional Loan Program Trust
1.950% due 02/15/2046	24,937	25,318
2.060% due 05/15/2046	3,811	3,826

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.073% due 01/23/2029 •	$8,800	$8,800
1.156% due 07/25/2030 •	10,000	9,997
1.163% due 01/23/2029 •	24,516	24,547
1.238% due 10/20/2028 •	3,000	3,004

SP-Static CLO Ltd.
1.584% due 07/22/2028 •	19,320	19,343

Symphony CLO Ltd.
1.136% due 07/14/2026 •	12,939	12,956

Tesla Auto Lease Trust
2.130% due 04/20/2022	7,252	7,284

Towd Point Mortgage Trust
0.692% due 02/25/2057 •	1,773	1,774
1.092% due 10/25/2059 •	2,947	2,973
1.636% due 04/25/2060 ~	86,570	87,460
2.710% due 01/25/2060 ~	30,279	31,163
2.900% due 10/25/2059 ~	24,247	25,132
3.722% due 03/25/2058 ~	15,931	16,831

Toyota Auto Loan Extended Note Trust
1.350% due 05/25/2033	41,800	42,533

Trillium Credit Card Trust
0.465% due 12/26/2024 •	85,400	85,558

Upstart Securitization Trust
2.322% due 04/22/2030	1,460	1,470

Utah State Board of Regents
0.842% due 09/25/2056 •	8,780	8,775
0.842% due 01/25/2057 •	5,518	5,491

Venture CLO Ltd.
1.165% due 08/28/2029 •	36,400	36,406
1.208% due 04/20/2029 •	51,005	50,979
1.238% due 07/20/2030 •	8,500	8,494

Vibrant CLO Ltd.
1.085% due 06/20/2029 •	14,000	14,008

Voya CLO Ltd.
0.978% due 07/20/2029 •	62,800	62,800
1.073% due 04/17/2030 •	30,500	30,504
1.164% due 06/07/2030 •	10,000	10,001

Wellfleet CLO Ltd.
1.078% due 04/20/2029 •	14,800	14,780

Westlake Automobile Receivables Trust
0.560% due 05/15/2024	11,312	11,333

WhiteHorse Ltd.
1.120% due 04/17/2027 •	1,060	1,061

World Omni Automobile Lease Securitization Trust
0.333% due 07/15/2022 •	301	301

Zais CLO Ltd.
1.334% due 04/15/2028 •	10,636	10,650

Total Asset-Backed Securities (Cost $2,042,893)		2,046,501

SOVEREIGN ISSUES 3.7%

Agence Francaise de Developpement EPIC
0.335% (US0003M + 0.210%) due 12/17/2021 ~	37,000	37,036

Export Development Canada
0.520% due 05/26/2024	37,000	37,001

Export-Import Bank of India
1.149% (US0003M + 1.000%) due 08/21/2022 ~	31,468	31,608

Export-Import Bank of Korea
0.672% (US0003M + 0.525%) due 06/25/2022 ~	10,000	10,036
0.875% (US0003M + 0.740%) due 03/22/2023 ~	3,800	3,834
0.994% (US0003M + 0.800%) due 07/05/2022 ~	5,680	5,715
1.101% (US0003M + 0.925%) due 11/01/2022 ~	14,400	14,541

Industrial Bank of Korea
0.623% (US0003M + 0.450%) due 10/23/2022 ~	29,000	29,130

Korea Development Bank
0.620% (US0003M + 0.475%) due 10/01/2022 ~	3,900	3,912

86	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.844% (US0003M + 0.705%) due 02/27/2022 ~	$34,980	$35,101
0.919% (US0003M + 0.725%) due 07/06/2022 ~	11,195	11,259
0.977% (US0003M + 0.800%) due 10/30/2022 ~	5,100	5,145

Korea Expressway Corp.
0.747% (US0003M + 0.600%) due 11/25/2022 ~	58,800	58,873
0.816% (US0003M + 0.640%) due 07/25/2022 ~	8,600	8,632

Korea National Oil Corp.
1.059% (US0003M + 0.875%) due 07/16/2023 ~	7,400	7,482

Nederlandse Waterschapsbank NV
0.189% (US0003M + 0.070%) due 12/15/2021 ~	142,935	142,973

Saudi Government International Bond
2.375% due 10/26/2021	6,600	6,643

State of North Rhine-Westphalia
0.249% (US0003M + 0.110%) due 08/27/2021 ~	3,000	3,001
0.364% (US0003M + 0.180%) due 10/28/2021 ~	17,500	17,503

Svensk Exportkredit AB
0.239% (US0003M + 0.120%) due 12/13/2021 ~	21,000	21,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tokyo Metropolitan Government
0.750% due 07/16/2025	$21,300	$21,084
2.500% due 06/08/2022	1,600	1,630

Total Sovereign Issues (Cost $513,005)		513,149

SHORT-TERM INSTRUMENTS 5.6%

COMMERCIAL PAPER 0.5%

Conagra Foods, Inc.
0.280% due 08/12/2021	25,000	24,984
0.370% due 07/06/2021	19,600	19,599

General Motors Financial Co., Inc.
0.400% due 09/01/2021	2,100	2,099
0.420% due 08/16/2021	18,500	18,490

		65,172

REPURCHASE AGREEMENTS (i) 2.9%
		404,700

U.S. TREASURY BILLS 2.2%
0.034% due 08/03/2021 - 09/02/2021 (a)(b)(c)	309,300	309,280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.010% due 09/14/2021 (c)(d)	$6,100	$6,099

Total Short-Term Instruments (Cost $785,263)		785,251

Total Investments in Securities (Cost $14,177,955)		14,206,693

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

MUTUAL FUNDS 0.0%

PIMCO Government Money Market Fund
0.080% (e)(f)(g)	7,196	7

Total Short-Term Instruments (Cost $7)		7

Total Investments in Affiliates (Cost $7)		7

Total Investments 101.3% (Cost $14,177,962)		$14,206,700

Other Assets and Liabilities, net (1.3)%		(182,267)

Net Assets 100.0%		$14,024,433

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Institutional Class Shares of each Fund.
(f)

Securities with an aggregate market value of $7 were out on loan in exchange for $7 of cash collateral as of June 30, 2021. See Note 5, Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

(g)	Coupon represents a 7-Day Yield.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	0.699%	05/01/2025	04/27/2021	$ 28,400	$28,558	0.20%
QNB Finance Ltd.	1.451	12/06/2021	06/20/2019	8,416	8,418	0.06

				$ 36,816	$36,976	0.26%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	0.030%	06/30/2021	07/01/2021	$324,200	U.S. Treasury Notes 0.250% - 2.625% due 12/31/2023 - 06/30/2027	$(328,765)	$324,200	$324,200
SGY	0.030	06/30/2021	07/01/2021	80,500	U.S. Treasury Notes 1.250% due 03/31/2028	(82,236)	80,500	80,500

Total Repurchase Agreements						$(411,001)	$404,700	$404,700

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	87

Schedule of Investments	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	(Cont.)	June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BRC	$324,200	$0	$0	$0	$324,200	$(328,765)	$(4,565)
SGY	80,500	0	0	0	80,500	(82,236)	(1,736)

Master Securities lending Agreement
BMO	0	0	0	7	7	(7)	0

Total Borrowings and Other Financing Transactions	$404,700	$0	$0	$7

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(3)
Corporate Bonds & Notes	$7	$0	$0	$0	$7

Total Borrowings	$7	$0	$0	$0	$7

Payable for securities on loan - cash collateral					$7

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(41) at a weighted average interest rate of (0.050%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,019,232	$0	$5,019,232
Industrials	0	2,167,511	0	2,167,511
Utilities	0	1,088,966	0	1,088,966
Municipal Bonds & Notes
California	0	27,983	0	27,983
Washington	0	7,370	0	7,370
U.S. Government Agencies	0	1,560,094	139,024	1,699,118
Non-Agency Mortgage-Backed Securities	0	851,612	0	851,612
Asset-Backed Securities	0	2,046,501	0	2,046,501
Sovereign Issues	0	513,149	0	513,149

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Commercial Paper	$0	$65,172	$0	$65,172
Repurchase Agreements	0	404,700	0	404,700
U.S. Treasury Bills	0	309,280	0	309,280
U.S. Treasury Cash Management Bills	0	6,099	0	6,099

	$0	$14,067,669	$139,024	$14,206,693

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	7	0	0	7

Total Investments	$7	$14,067,669	$139,024	$14,206,700

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

88	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

MUNICIPAL BONDS & NOTES 83.5%

ALABAMA 1.3%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$700	$874

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2027	1,000	1,235

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	4,250	4,310

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2030	550	740

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	1,350	1,418

		8,577

ALASKA 0.5%

Alaska Housing Finance Corp. Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,650	3,365

ARIZONA 0.9%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,750	2,866

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	1,940	2,459

Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2017
3.125% due 07/01/2034	425	463

		5,788

CALIFORNIA 2.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.480% (MUNIPSA) due 04/01/2056 ~	2,000	2,003

California Health Facilities Financing Authority Revenue Bonds, Series 2020
4.000% due 04/01/2035	1,750	2,112
4.000% due 04/01/2037	1,250	1,500
5.000% due 04/01/2032	700	919

California State General Obligation Bonds, Series 2020
4.000% due 11/01/2034	1,750	2,179

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,024

Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,582

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,098

		14,417

COLORADO 1.8%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,847

Colorado Health Facilities Authority Revenue Bonds, Series 2018
5.000% due 11/15/2048	2,500	2,985

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2031	850	1,088
5.000% due 11/15/2049	1,500	1,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2020
5.000% due 09/01/2034	$1,300	$1,700

E-470 Public Highway Authority, Colorado Revenue Notes, Series 2020
5.000% due 09/01/2028	1,050	1,337

Regional Transportation District, Colorado Revenue Notes, Series 2020
5.000% due 07/15/2028	875	1,100

		11,897

CONNECTICUT 4.7%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2023	1,635	1,783
5.000% due 08/15/2027	3,000	3,683

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
5.000% due 05/01/2031	3,500	4,627
5.000% due 05/01/2032	1,380	1,820

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	3,000	3,751
5.000% due 10/01/2033	1,020	1,288

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	3,640	4,630

Connecticut State General Obligation Bonds, Series 2020
4.000% due 06/01/2031	1,750	2,165

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,200	1,507

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2029	1,845	2,343

Metropolitan District, Connecticut General Obligation Bonds, Series 2019
5.000% due 07/15/2030	2,000	2,595

		30,192

DELAWARE 0.2%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2040	1,500	1,513

DISTRICT OF COLUMBIA 0.4%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,379

FLORIDA 4.4%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,060

Central Florida Expressway Authority Revenue Bonds, Series 2018
5.000% due 07/01/2030	450	574
5.000% due 07/01/2031	900	1,143

Florida Municipal Power Agency Revenue Bonds, Series 2019
5.000% due 10/01/2031	3,000	4,113

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2028	1,000	1,288

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,012

JEA Electric System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	3,505	4,552

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	575	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JEA Water & Sewer System, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2035	$1,150	$1,502

Lakeland, Florida Department of Electric Utilities Revenue Bonds, Series 2016
5.000% due 10/01/2026	505	606

Mid-Bay Bridge Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2035	1,000	1,146

Orlando Utilities Commission, Florida Revenue Bonds, Series 2021
1.250% due 10/01/2046	3,500	3,551

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2026 (c)	275	257
0.000% due 10/01/2028 (c)	475	424

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,358

School District of Broward County, Florida Certificates of Participation Bonds, Series 2020
5.000% due 07/01/2032	2,000	2,626

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	2,250	2,273

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2033 (c)	200	148
5.000% due 07/01/2031	350	457

		28,667

GEORGIA 3.1%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	512

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	3,000	3,194

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	2,000	2,069

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	3,750	4,072

Cobb County, Georgia Kennestone Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	600	738

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,250	1,280

LaGrange-Troup County, Georgia Hospital Authority Revenue Bonds, Series 2017
5.000% due 04/01/2028	700	862

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.892% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,510	1,522

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2033	2,500	3,108

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2031	1,200	1,504

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2029	1,000	1,263

		20,124

GUAM 0.1%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	836

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	89

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 0.4%

Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	$2,000	$2,372

ILLINOIS 9.2%

Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,200

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2028	2,000	2,540

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	4,600

Chicago, Illinois General Obligation Bonds, Series 2017
5.625% due 01/01/2030	1,865	2,325

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	2,291

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,000	4,160

Illinois Finance Authority Revenue Bonds, Series 2008
4.000% due 11/01/2030	1,000	1,130

Illinois Finance Authority Revenue Bonds, Series 2019
2.450% due 10/01/2039	2,000	2,154

Illinois Finance Authority Revenue Bonds, Series 2020
5.000% due 08/15/2033	1,750	2,306

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	4,000	4,075
5.000% due 08/01/2023	2,590	2,835

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2023	2,765	3,054

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	2,300	2,703

Illinois State General Obligation Notes, Series 2021
5.000% due 03/01/2024	1,000	1,118

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	1,500	1,623

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	2,500	3,226

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	1,525	1,877

Northern Illinois University Revenue Notes, (BAM Insured), Series 2021
5.000% due 10/01/2028 (a)	325	407
5.000% due 10/01/2029 (a)	300	382

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,100	1,199

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	1,800	2,429

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2028	4,500	5,645

		59,279

INDIANA 1.4%

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	4,500	4,855

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2030	1,500	1,907

Indiana Municipal Power Agency Revenue Notes, Series 2019
5.000% due 01/01/2029	285	368

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,500	1,647

		8,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 1.4%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 04/01/2048	$2,000	$2,186

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	3,000	3,460

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
5.000% due 11/01/2031	2,500	3,164

		8,810

LOUISIANA 1.2%

East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2019
5.000% due 02/01/2031	2,330	3,147

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
5.000% due 05/15/2028	855	1,057

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	900	932
2.125% due 06/01/2037	2,800	2,902

		8,038

MAINE 0.1%

Portland, Maine General Airport Revenue Notes, Series 2019
5.000% due 01/01/2028	300	371
5.000% due 01/01/2029	225	284
5.000% due 01/01/2030	270	345

		1,000

MARYLAND 1.2%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,450	1,712

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	2,500	3,035

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2036	200	234
5.000% due 06/01/2033	445	572

Maryland Health & Higher Educational Facilities Authority Revenue Notes, Series 2021
5.000% due 06/01/2031	350	453

Maryland State Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2030	1,250	1,677

		7,683

MASSACHUSETTS 2.0%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	2,000	2,184

Massachusetts Bay Transportation Authority Revenue Notes, Series 2021
5.000% due 07/01/2028	1,000	1,287

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,500	1,884

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	2,390	2,781

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Massachusetts Building Authority Revenue Notes, Series 2021
5.000% due 11/01/2029	$2,700	$3,578

		12,953

MICHIGAN 1.8%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,380	5,437

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.735% (US0003M) due 07/01/2032 ~	3,000	3,002

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,408

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	1,500	1,907

		11,754

MINNESOTA 0.2%

Rochester, Minnesota Electric Utility Revenue Bonds, Series 2017
5.000% due 12/01/2029	1,000	1,226

MISSISSIPPI 0.2%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	1,500	1,578

MISSOURI 0.8%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
5.000% due 07/01/2032	1,200	1,633

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
5.000% due 07/01/2031	1,500	2,028

Kansas City, Missouri Water Revenue Bonds, Series 2020
4.000% due 12/01/2034	1,000	1,237

		4,898

NEBRASKA 1.2%

Nebraska Public Power District Revenue Bonds, Series 2020
0.600% due 01/01/2051	4,500	4,528

Public Power Generation Agency, Nebraska Revenue Bonds, Series 2015
5.000% due 01/01/2030	1,085	1,246

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2025	1,905	2,196

		7,970

NEVADA 0.3%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,723

NEW HAMPSHIRE 0.3%

Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,192

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2026	265	305

90	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 01/01/2027	$250	$294

		1,791

NEW JERSEY 3.7%

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,039

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.580% (MUNIPSA + 1.550%) due 09/01/2027 ~	3,000	3,047

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2034	500	599

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	3,500	4,269

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,047

New Jersey State General Obligation Notes, Series 2020
4.000% due 06/01/2030	2,000	2,459

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2035	2,250	2,687
4.000% due 06/15/2036	1,000	1,191

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,045

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	2,250	2,742

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2025	1,020	1,198
5.000% due 06/01/2028	2,000	2,550

		23,873

NEW MEXICO 1.1%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	3,500	3,549

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	3,000	3,490

		7,039

NEW YORK 12.1%

Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,040

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.882% (0.67* US0001M + 0.820%) due 11/01/2026 ~	1,295	1,300

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,476

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2031	1,000	1,247

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	805	849

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,695	1,819

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,000	1,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	$1,360	$1,634

New York City Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	2,500	2,720

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2021
5.000% due 01/01/2028	1,150	1,448
5.000% due 01/01/2029	1,250	1,609

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
5.000% due 08/01/2029	2,300	3,019

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,701

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2021
5.000% due 11/01/2031	5,000	6,781

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2024	1,500	1,733

New York City Water & Sewer System, New York Revenue Notes, Series 2021
5.000% due 06/15/2031	3,500	4,795

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,520	1,937

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	434

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 03/15/2031	3,000	3,845
5.000% due 01/15/2032	500	626

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,535	2,808

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2035	6,500	7,922

New York State Dormitory Authority Revenue Notes, Series 2021
5.000% due 03/15/2030	6,000	7,954

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	3,000	3,529

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2026	1,070	1,315

Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2043	2,000	2,573

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	1,270	1,540
5.000% due 06/01/2027	2,800	3,491

		78,354

NORTH CAROLINA 0.5%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,739
5.000% due 10/01/2027	1,120	1,181

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	281

		3,201

OHIO 3.9%

Allen County, Ohio Hospital Facilities Revenue Notes, Series 2020
5.000% due 12/01/2029	1,500	1,970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	$800	$824

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
4.000% due 06/01/2048	3,500	4,094
5.000% due 06/01/2033	1,650	2,166

Butler County, Ohio Revenue Bonds, Series 2017
5.000% due 11/15/2030	1,235	1,519

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2020
5.000% due 01/01/2032	1,000	1,310

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,347

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	920

Northeast Ohio Medical University Revenue Notes, Series 2021
5.000% due 12/01/2029	115	145

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	3,200	3,394

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,301

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2020
5.000% due 12/01/2032	2,000	2,665

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,306

		24,961

OREGON 1.0%

Medford Hospital Facilities Authority, Oregon Revenue Bonds, Series 2020
5.000% due 08/15/2032	600	794
5.000% due 08/15/2034	1,250	1,644

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2027	500	625
5.000% due 06/15/2028	700	898
5.000% due 06/15/2029	800	1,050
5.000% due 06/15/2030	925	1,238

		6,249

PENNSYLVANIA 4.8%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,340	1,663

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	1,500	1,754

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2020
5.000% due 06/01/2030	2,120	2,795

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,473

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	1,500	1,823

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	900	961

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
5.000% due 04/01/2043	4,500	5,465

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2029	1,310	1,717

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	91

Schedule of Investments	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	$1,000	$1,011

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	398
5.000% due 08/15/2031	300	350
5.000% due 08/15/2033	1,000	1,165

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2029	1,250	1,535

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2025	650	750

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	881

Philadelphia Gas Works, Colorado, Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2026	1,000	1,179

University of Pittsburgh-of the Commonwealth System of Higher Education, Pennsylvania Revenue Notes, Series 2021
4.000% due 04/15/2026	4,750	5,493

		31,413

PUERTO RICO 0.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
0.655% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,280	1,200

RHODE ISLAND 1.3%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	8,546

SOUTH DAKOTA 0.3%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,063

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	900	1,059

		2,122

TENNESSEE 2.4%

Knoxville, Tennessee Wastewater System Revenue Notes, Series 2021
5.000% due 04/01/2031	6,000	8,204

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,500	1,709

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	3,000	3,614
5.250% due 09/01/2026	1,745	2,094

		15,621

TEXAS 5.2%

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
5.000% due 01/01/2032	110	147

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	3,000	3,546
5.000% due 01/01/2030	205	270

Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	$1,000	$1,061

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2027	350	441

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2020
5.000% due 08/15/2031	920	1,206

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2025	500	575

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	3,300	4,181

Katy Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
5.000% due 02/15/2029	1,435	1,817

Lower Colorado River Authority, Texas Revenue Bonds, Series 2020
5.000% due 05/15/2033	1,250	1,596

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,427

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,200

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,054

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2026	1,250	1,527

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,635	1,927

Texas Municipal Gas Acquisition and Supply Corp. I Revenue Bonds, Series 2006
1.530% due 12/15/2026 ~	2,500	2,500

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	250	323
5.000% due 10/15/2030	3,010	3,883

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	527

		33,716

UTAH 0.2%

University of Utah Revenue Bonds, Series 2020
5.000% due 08/01/2033	1,000	1,331

VIRGINIA 0.6%

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
0.750% due 10/01/2040	3,800	3,836

WASHINGTON 2.9%

Energy Northwest, Washington Revenue Bonds, Series 2018
5.000% due 07/01/2031	3,035	3,879

Energy Northwest, Washington Revenue Bonds, Series 2020
5.000% due 07/01/2033	2,000	2,658

Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	618

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.080% (MUNIPSA + 1.050%) due 01/01/2042 ~	2,500	2,518

Washington Health Care Facilities Authority Revenue Bonds, Series 2020
5.000% due 09/01/2032	450	597

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2025	$250	$288

Washington State Housing Finance Commission Revenue Bonds, Series 2021
3.500% due 12/20/2035	4,994	5,831

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,112

		18,501

WEST VIRGINIA 0.6%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	2,000	2,059

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	1,852	1,912

		3,971

WISCONSIN 1.4%

Wisconsin Center District Revenue Notes, (AGM Insured), Series 2020
0.000% due 12/15/2029 (c)	2,105	1,851

Wisconsin Environmental Improvement Fund State Revenue Bonds, Series 2020
5.000% due 06/01/2033	3,500	4,579

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2029	1,925	2,481

		8,911

Total Municipal Bonds & Notes (Cost $509,771)		540,452

SHORT-TERM INSTRUMENTS 14.0%

SHORT-TERM NOTES 2.1%

Federal Home Loan Bank
0.010% due 08/04/2021 (c)(d)	5,000	5,000
0.014% due 08/06/2021 (c)(d)	2,700	2,700
0.020% due 07/27/2021 (c)(d)	6,000	6,000

		13,700

U.S. TREASURY BILLS 8.9%
0.049% due 07/13/2021 - 12/09/2021 (b)(c)	57,400	57,395

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.048% due 08/12/2021 - 10/19/2021 (a)(b)(c)	10,100	10,099

MUNICIPAL BONDS & NOTES 1.4%

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	4,000	4,007

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	5,000	5,030

Total Municipal Bonds & Notes (Cost $9,035)		9,037

Total Short-Term Instruments (Cost $90,229)		90,231

Total Investments in Securities (Cost $600,000)		630,683

Total Investments 97.5% (Cost $600,000)		$630,683

Other Assets and Liabilities, net 2.5%		16,469

Net Assets 100.0%		$647,152

92	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$8,577	$0	$8,577
Alaska	0	3,365	0	3,365
Arizona	0	5,788	0	5,788
California	0	14,417	0	14,417
Colorado	0	11,897	0	11,897
Connecticut	0	30,192	0	30,192
Delaware	0	1,513	0	1,513
District of Columbia	0	2,379	0	2,379
Florida	0	28,667	0	28,667
Georgia	0	20,124	0	20,124
Guam	0	836	0	836
Hawaii	0	2,372	0	2,372
Illinois	0	59,279	0	59,279
Indiana	0	8,777	0	8,777
Kentucky	0	8,810	0	8,810
Louisiana	0	8,038	0	8,038
Maine	0	1,000	0	1,000
Maryland	0	7,683	0	7,683
Massachusetts	0	12,953	0	12,953
Michigan	0	11,754	0	11,754
Minnesota	0	1,226	0	1,226
Mississippi	0	1,578	0	1,578
Missouri	0	4,898	0	4,898
Nebraska	0	7,970	0	7,970

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Nevada	$0	$1,723	$0	$1,723
New Hampshire	0	1,791	0	1,791
New Jersey	0	23,873	0	23,873
New Mexico	0	7,039	0	7,039
New York	0	78,354	0	78,354
North Carolina	0	3,201	0	3,201
Ohio	0	24,961	0	24,961
Oregon	0	6,249	0	6,249
Pennsylvania	0	31,413	0	31,413
Puerto Rico	0	1,200	0	1,200
Rhode Island	0	8,546	0	8,546
South Dakota	0	2,122	0	2,122
Tennessee	0	15,621	0	15,621
Texas	0	33,716	0	33,716
Utah	0	1,331	0	1,331
Virginia	0	3,836	0	3,836
Washington	0	18,501	0	18,501
West Virginia	0	3,971	0	3,971
Wisconsin	0	8,911	0	8,911
Short-Term Instruments
Short-Term Notes	0	13,700	0	13,700
U.S. Treasury Bills	0	57,395	0	57,395
U.S. Treasury Cash Management Bills	0	10,099	0	10,099
Municipal Bonds & Notes	0	9,037	0	9,037

Total Investments	$0	$630,683	$0	$630,683

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	93

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.9%

MUNICIPAL BONDS & NOTES 80.5%

ALABAMA 1.5%

Birmingham Airport Authority, Alabama Revenue Notes, (BAM Insured), Series 2020
5.000% due 07/01/2023	$250	$274

Chatom Industrial Development Board, Alabama Revenue Notes, (AGM Insured), Series 2020
5.000% due 08/01/2024	500	568
5.000% due 08/01/2025	1,000	1,172

Industrial Development Board of the City of Mobile Alabama Revenue Bonds, Series 2007
1.000% due 06/01/2034	1,250	1,267

Montgomery, Alabama General Obligation Notes, Series 2021
5.000% due 12/01/2028	500	646

Prattville Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	450	473

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,000	2,195

		6,595

ALASKA 0.1%

Northern Tobacco Securitization Corp., Alaska Revenue Notes, Series 2021
4.000% due 06/01/2023 (a)	550	590

ARIZONA 1.1%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	1,000	1,042

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2024	200	224

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	350	399

University of Arizona Revenue Notes, Series 2021
5.000% due 06/01/2026	2,850	3,469

		5,134

CALIFORNIA 8.2%

Bay Area Toll Authority, California Revenue Bonds, Series 2021
0.480% due 04/01/2056 ~	1,500	1,502

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2024	500	570

California Earthquake Authority Revenue Notes, Series 2020
1.477% due 07/01/2023	2,250	2,294

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	1,055	1,161

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	5,000	5,524

California Housing Finance Revenue Notes, Series 2020
1.450% due 04/01/2024	1,000	1,005

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
0.380% due 08/01/2047 ~	4,500	4,511

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.730% due 12/01/2050 ~	1,000	1,014

California Municipal Finance Authority Revenue Bonds, Series 2010
0.160% due 09/01/2021	2,045	2,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Notes, Series 2020
2.000% due 11/01/2022	$2,500	$2,562

California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	2,500	2,540

Long Beach, California Harbor Revenue Notes, Series 2020
4.000% due 07/15/2021	800	801

Metropolitan Water District of Southern California Revenue Bonds, Series 2017
0.280% due 07/01/2047 ~	1,200	1,200

Sacramento City Unified School District, California General Obligation Notes, (AGM Insured), Series 2021
4.000% due 07/01/2022 (a)	675	700
4.000% due 07/01/2023 (a)	900	965

Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2021
5.000% due 12/01/2022	1,125	1,203

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.640% (US0003M + 0.550%) due 06/01/2034 ~	1,250	1,245

San Diego Community College District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2041 (e)	3,350	1,921

San Diego County, California Regional Transportation Commission Revenue Notes, Series 2021
5.000% due 10/01/2022	2,000	2,121

Southern California Public Power Authority Revenue Bonds, Series 2020
0.650% due 07/01/2040	1,000	998

Tobacco Securitization Authority of Northern California Revenue Notes, Series 2021
4.000% due 06/01/2022	1,075	1,114

		36,996

COLORADO 1.0%

Colorado Health Facilities Authority Revenue Notes, Series 2020
2.800% due 12/01/2026	450	458

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2021
0.384% due 09/01/2039 ~	3,000	3,003

Regional Transportation District, Colorado Revenue Notes, Series 2020
3.000% due 07/15/2023	100	105
5.000% due 01/15/2024	400	445
5.000% due 07/15/2024	325	368

		4,379

CONNECTICUT 3.2%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	650	661
5.000% due 08/15/2023	500	545

Connecticut Special Tax Revenue State Special Tax Notes, Series 2020
5.000% due 05/01/2023	675	735
5.000% due 05/01/2025	350	411

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	1,000	1,192

Connecticut Special Tax State Revenue Notes, Series 2021
5.000% due 05/01/2025	2,250	2,643

Connecticut State General Obligation Bonds, Series 2013
0.980% (MUNIPSA + 0.950%) due 03/01/2024 ~	1,020	1,034

Connecticut State General Obligation Notes, Series 2014
5.000% due 11/15/2022	250	267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut State General Obligation Notes, Series 2015
5.000% due 08/01/2025	$350	$415

Connecticut State General Obligation Notes, Series 2020
4.000% due 06/01/2023	425	456
5.000% due 01/15/2025	350	407

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	1,000	1,011

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	1,250	1,250

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2014
1.100% due 07/01/2048	500	507

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,280	2,454

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2023	500	548

		14,536

DELAWARE 0.6%

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.050% due 01/01/2031	750	767
1.250% due 10/01/2040	2,000	2,017

		2,784

DISTRICT OF COLUMBIA 0.1%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	500	518

FLORIDA 1.8%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2023	700	766

Florida Municipal Power Agency Revenue Notes, Series 2019
5.000% due 10/01/2025	250	297
5.000% due 10/01/2026	470	575

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	784

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	915	926

JEA Electric System, Florida Revenue Notes, Series 2017
5.000% due 10/01/2024	1,030	1,185

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,176

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2024	710	816

Miami-Dade Seaport Department, Florida Revenue Notes, Series 2013
5.000% due 10/01/2023	550	603

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.258% due 07/01/2025	750	757

Tampa, Florida Revenue Notes, Series 2020
5.000% due 07/01/2022	175	183

		8,068

GEORGIA 1.6%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	500	532

94	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	$500	$517

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	1,000	1,040

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2018
0.892% (MUNIPSA + 0.500%) due 08/01/2048 ~	500	504

Main Street Natural Gas Inc., Georgia Revenue Notes, Series 2019
5.000% due 05/15/2022	600	625

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2019
4.000% due 03/01/2050	50	58

Municipal Electric Authority of Georgia Revenue Notes, Series 2020
4.000% due 11/01/2023	1,000	1,085
5.000% due 01/01/2024	490	545

Valdosta & Lowndes County, Georgia Hospital Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	2,500	2,530

		7,436

ILLINOIS 6.1%

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2024	600	680

Chicago Transit Authority, Illinois Revenue Notes, Series 2020
1.838% due 12/01/2023	1,500	1,533

Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2022	1,000	1,020

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,021

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	5,000	5,200

Cook County, Illinois General Obligation Notes, Series 2021
5.000% due 11/15/2024	1,750	2,013

Illinois Finance Authority Revenue Bonds, Series 2020
0.700% due 05/01/2040	1,100	1,101

Illinois Finance Authority Revenue Bonds, Series 2021
0.730% due 05/01/2042 ~	1,000	1,000

Illinois Finance Authority Revenue Notes, Series 2020
5.000% due 08/15/2026	250	306

Illinois Finance Authority Revenue Notes, Series 2021
5.000% due 08/15/2025	1,485	1,760
5.000% due 08/15/2026	1,925	2,352

Illinois State General Obligation Bonds, Series 2012
5.000% due 08/01/2023	510	558

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	750	783

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2022	2,000	2,125

Illinois State General Obligation Notes, Series 2020
5.000% due 10/01/2025	1,700	1,998
5.125% due 05/01/2022	750	781

Illinois State Revenue Notes, Series 2013
5.000% due 06/15/2023	750	814

Illinois State Revenue Notes, Series 2016
5.000% due 06/15/2022	1,000	1,042

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2025	500	578
5.000% due 01/01/2026	375	448

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	350	382

		27,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.9%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	$650	$655

Indiana Finance Authority Revenue Notes, Series 2021
0.650% due 08/01/2025 (a)	4,500	4,501

Indianapolis, Indiana Revenue Notes, Series 2019
1.400% due 09/01/2022	2,500	2,505

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	750	823

		8,484

IOWA 1.0%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
0.140% due 08/15/2032	1,000	1,000

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
0.070% due 08/15/2029	2,000	2,000

Iowa Tobacco Settlement Authority Revenue Notes, Series 2021
0.375% due 06/01/2030	855	856

PEFA Inc, Iowa Revenue Bonds, Series 2019
5.000% due 09/01/2049	650	782

		4,638

KANSAS 0.6%

Kansas Department of Transportation State Revenue Bonds, Series 2004
0.564% (0.7*US0001M + 0.500%) due 09/01/2024 ~	2,500	2,522

KENTUCKY 0.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2020
4.000% due 12/01/2050	500	577

LOUISIANA 1.0%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
0.550% due 05/01/2043	1,000	1,000

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2020
0.875% due 02/01/2046	1,700	1,705

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	300	311
2.125% due 06/01/2037	1,300	1,347

		4,363

MARYLAND 1.7%

Anne Arundel County, Maryland General Obligation Notes, Series 2021
5.000% due 04/01/2026	3,000	3,637

Baltimore County, Maryland General Obligation Notes, Series 2018
5.000% due 03/01/2025	1,500	1,755

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	480	567

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 07/01/2045	1,500	1,725

		7,684

MASSACHUSETTS 2.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2014
1.700% due 08/01/2043	1,150	1,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
5.000% due 06/01/2044	$2,000	$2,184

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
0.530% (MUNIPSA + 0.500%) due 07/01/2038 ~	1,000	1,004

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2021	575	575

Massachusetts Development Finance Agency Revenue Notes, Series 2020
5.000% due 10/01/2022	2,400	2,544

Massachusetts School Building Authority Revenue Bonds, Series 2015
5.000% due 01/15/2029	750	873

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,071

		9,420

MICHIGAN 2.5%

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
0.735% due 07/01/2032 ~	2,000	2,001

Grand Traverse County, Michigan Hospital Finance Authority Revenue Notes, Series 2021
4.000% due 07/01/2022 (a)	500	519
5.000% due 07/01/2023 (a)	425	466

Michigan Finance Authority Revenue Bonds, Series 2015
1.200% due 10/15/2030	2,000	2,008

Michigan Finance Authority Revenue Notes, Series 2020
2.326% due 06/01/2030	1,719	1,795

Michigan State Building Authority Revenue Bonds, Series 2020
0.080% due 10/15/2042	1,000	1,000

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	1,500	1,628

University of Michigan Revenue Notes, Series 2020
5.000% due 04/01/2025	1,000	1,174

Waterford School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2025	690	781

		11,372

MINNESOTA 0.4%

Minneapolis, Minnesota Revenue Bonds, Series 2018
0.020% due 11/15/2048	1,900	1,900

MISSISSIPPI 0.8%

Lowndes County, Mississippi Revenue Bonds, Series 1992
6.800% due 04/01/2022	1,610	1,683

Mississippi State General Obligation Bonds, Series 2015
5.000% due 11/01/2032	1,000	1,196

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	750	791

		3,670

MISSOURI 0.9%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2021
4.000% due 05/01/2051	1,500	1,742

Health & Educational Facilities Authority of the State of Missouri Revenue Notes, Series 2021
4.000% due 07/01/2025	1,150	1,315

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	95

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2023	$400	$433
5.000% due 04/01/2024	425	478

		3,968

MONTANA 0.2%

Montana Facility Finance Authority Revenue Bonds, Series 2018
0.580% (MUNIPSA + 0.550%) due 08/15/2037 ~	945	946

NEBRASKA 0.4%

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2020
5.000% due 11/15/2053	1,000	1,177

Lincoln, Nebraska Electric System Revenue Notes, Series 2012
5.000% due 09/01/2021	485	489

		1,666

NEVADA 0.4%

Clark County, Nevada Revenue Bonds, Series 2017
1.650% due 01/01/2036	850	869

Clark County, Nevada School District General Obligation Notes, (AGM Insured), Series 2020
3.000% due 06/15/2023	500	527

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	500	506

		1,902

NEW HAMPSHIRE 0.9%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2024	220	240
4.000% due 01/01/2025	285	320

New Hampshire Health and Education Facilities Authority Act Revenue Bonds, Series 2005
0.030% due 07/01/2033	3,500	3,500

		4,060

NEW JERSEY 3.9%

New Jersey Economic Development Authority Revenue Bonds, Series 2013
1.630% due 03/01/2028 ~	1,000	1,016

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 09/01/2026	2,750	3,354

New Jersey Economic Development Authority Revenue Notes, Series 2020
1.000% due 06/01/2023	450	455

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	900	1,057

New Jersey State General Obligation Notes, Series 2020
5.000% due 06/01/2025	500	587
5.000% due 06/01/2026	3,500	4,235

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2006
5.500% due 12/15/2021	750	768

New Jersey Turnpike Authority Revenue Bonds, Series 2017
0.814% due 01/01/2030 ~	3,500	3,516

New Jersey Turnpike Authority Revenue Notes, Series 2020
5.000% due 01/01/2028	1,000	1,226

Newark, New Jersey General Obligation Notes, Series 2020
5.000% due 10/01/2022	750	788

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	$750	$782

		17,784

NEW MEXICO 0.7%

Farmington, New Mexico Revenue Bonds, Series 2010
1.100% due 06/01/2040	2,000	2,028

New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	1,000	1,163

		3,191

NEW YORK 10.9%

Buffalo, New York General Obligation Notes, Series 2021
5.000% due 04/01/2025	2,215	2,592

Hempstead Union Free School District, New York General Obligation Notes, Series 2021
1.000% due 06/30/2022 (a)	1,700	1,712
1.000% due 07/13/2022 (a)	1,750	1,762

Long Island Power Authority, New York Revenue Notes, Series 2015
5.000% due 09/01/2021	140	141

Long Island Power Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2028	1,000	1,288

Long Island Power Authority, New York Revenue Notes, Series 2020
5.000% due 09/01/2024	625	718

Metropolitan Transportation Authority, New York Revenue Bonds, (AGM Insured), Series 2002
0.834% due 11/01/2032 ~	1,500	1,529

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
0.882% (0.67* US0001M + 0.820%) due 11/01/2026 ~	430	432

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.000% due 11/15/2028	1,280	1,616

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	1,500	1,583

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	650	698

Monroe County Industrial Development Corp., New York Revenue Notes, Series 2020
5.000% due 12/01/2022	400	425

New York City Housing Development Corp. Revenue Bonds, (FHA Insured), Series 2020
0.700% due 11/01/2060	2,000	2,003

New York City Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	750	775

New York City Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	755

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	750	956

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2002
5.000% due 11/01/2022	1,250	1,331

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2020
5.000% due 11/01/2021	1,000	1,016

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2021
5.000% due 11/01/2026	7,000	8,618

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
0.010% due 06/15/2050	4,000	4,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, General Obligation Bonds, Series 2012
0.160% due 04/01/2042	$3,500	$3,500

New York City, General Obligation Bonds, Series 2015
0.010% due 06/01/2044	2,000	2,000

New York City, General Obligation Notes, Series 2014
5.000% due 08/01/2021	2,205	2,214

New York Power Authority Revenue Bonds, Series 2011
5.000% due 11/15/2022	360	384

New York State Dormitory Authority Revenue Notes, Series 2020
5.000% due 09/15/2022	1,400	1,482

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	1,045	1,094

New York Transportation Development Corp. Revenue Notes, Series 2020
5.000% due 12/01/2023	250	278

Town of Oyster Bay, New York General Obligation Notes, Series 2021
4.000% due 03/01/2023	850	899
4.000% due 03/01/2024	850	931

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
2.000% due 05/15/2045	2,500	2,623

		49,355

NORTH CAROLINA 0.8%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2050	1,430	1,656

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
0.462% (0.67*US0001M + 0.400%) due 12/01/2041 ~	1,000	1,003

Wake County, North Carolina General Obligation Notes, Series 2018
5.000% due 03/01/2024	1,025	1,155

		3,814

OHIO 1.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2021
1.000% due 02/15/2048	2,000	2,031

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	500	542

Northeast Ohio Medical University Revenue Notes, Series 2021
3.000% due 12/01/2023	150	158

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2019
0.484% due 10/01/2044 ~	2,000	2,001

Wright State University, Ohio Revenue Notes, Series 2021
4.000% due 05/01/2023 (a)	520	553
4.000% due 05/01/2024 (a)	500	549

		5,834

OREGON 0.2%

Oregon State Facilities Authority Revenue Notes, Series 2020
5.000% due 10/01/2026	145	175

Salem-Keizer School District No 24J, Oregon General Obligation Notes, Series 2020
5.000% due 06/15/2025	275	324
5.000% due 06/15/2026	350	425

		924

PENNSYLVANIA 6.2%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
0.553% (0.7*US0001M + 0.490%) due 01/01/2030 ~	745	745

96	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Notes, Series 2020
5.000% due 05/01/2022	$1,300	$1,352

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2002
0.030% due 07/01/2025	5,100	5,100

Lehigh County, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2025	530	626

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	500	532

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
0.750% (MUNIPSA + 0.720%) due 09/01/2051 ~	500	500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
1.105% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	755

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2008
0.400% due 10/01/2023	1,520	1,521

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	1,000	1,011

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	500	542

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2020
3.000% due 01/01/2023	750	773
3.000% due 01/01/2025	1,020	1,093

Pennsylvania Economic Development Financing Authority Revenue Notes, Series 2021
4.000% due 07/01/2022 (a)	835	862
4.000% due 07/01/2023 (a)	125	133
4.000% due 10/15/2023	700	760
4.000% due 10/15/2024	850	950

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
0.630% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,008

Pennsylvania Turnpike Commission Revenue Notes, Series 2021
4.000% due 12/01/2023	1,225	1,336
4.000% due 12/01/2024	725	815

Pittsburgh Water & Sewer Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2017
0.680% due 09/01/2040 ~	2,400	2,422

University of Pittsburgh-of the Commonwealth System of Higher Education, Pennsylvania Revenue Notes, Series 2021
4.000% due 04/15/2026	4,000	4,625

Westmoreland County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2020
4.000% due 07/01/2022	600	622

		28,083

PUERTO RICO 0.5%

Puerto Rico Housing Finance Authority Revenue Notes, Series 2020
5.000% due 12/01/2027	2,000	2,505

SOUTH CAROLINA 1.3%

County Square Redevelopment Corp., South Carolina Revenue Notes, Series 2021
2.000% due 03/03/2022	2,000	2,025

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2018
0.922% due 10/01/2048 ~	1,000	1,009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2048	$1,250	$1,482

Spartanburg County, South Carolina General Obligation Notes, Series 2021
2.000% due 04/01/2024	1,165	1,217

		5,733

TENNESSEE 1.1%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2023	600	654

Memphis, Tennessee Water Revenue Notes, Series 2020
4.000% due 12/01/2021	500	508
4.000% due 12/01/2022	400	422

Memphis-Shelby County, Tennessee Airport Authority Revenue Notes, Series 2021
5.000% due 07/01/2024	2,000	2,277

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	500	570

Tennessee Energy Acquisition Corp. Revenue Notes, Series 2021
5.000% due 11/01/2023	250	277
5.000% due 11/01/2024	250	286

		4,994

TEXAS 7.2%

Alvin Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
0.450% due 02/15/2036	1,000	999

Carrollton-Farmers Branch Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2023	3,000	3,235

Central Texas Regional Mobility Authority Revenue Notes, Series 2020
5.000% due 01/01/2025	1,000	1,133

Central Texas Regional Mobility Authority Revenue Notes, Series 2021
5.000% due 01/01/2027	2,500	2,955

El Paso Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
5.000% due 08/15/2024	400	458

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	630	641

Garland, Texas Electric Utility System Revenue Notes, Series 2019
5.000% due 03/01/2025	500	577

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2020
5.000% due 06/01/2032	1,155	1,320

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2019
5.000% due 12/01/2024	350	404

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
4.000% due 06/01/2039	1,500	1,606

Houston, Texas Combined Utility System Revenue Notes, Series 2021
4.000% due 11/15/2023	1,250	1,363
5.000% due 11/15/2024	1,250	1,447

Lower Colorado River Authority, Texas Revenue Notes, Series 2020
5.000% due 05/15/2022	1,000	1,042

North Texas Tollway Authority Revenue Notes, Series 2014
5.000% due 01/01/2022	720	737

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	750	786

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	$745	$770

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2015
1.500% due 02/15/2044	750	774

Richardson Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2023	3,035	3,265

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	500	517

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2019
1.750% due 12/01/2045	750	780

Texas Municipal Gas Acquisition & Supply Corp. III Revenue Notes, Series 2021
5.000% due 12/15/2022	750	800
5.000% due 12/15/2023	500	556

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	245	289

Texas Municipal Gas Acquisition and Supply Corp. Revenue Bonds, Series 2006
0.780% due 12/15/2026 ~	1,610	1,622
1.530% due 12/15/2026 ~	1,000	1,000

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2024	500	577

Waco Educational Finance Corp., Texas Revenue Notes, Series 2021
4.000% due 03/01/2025 (a)	410	463

Wylie Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2020
0.000% due 08/15/2021 (c)	2,300	2,300

		32,416

UTAH 0.1%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	500	560

VIRGINIA 2.0%

Fairfax County, Virginia General Obligation Notes, Series 2021
4.000% due 10/01/2025	4,000	4,607

Virginia Small Business Financing Authority Revenue Bonds, Series 2014
5.250% due 10/01/2029	3,000	3,451

Wise County, Virginia Industrial Development Authority Revenue Bonds, Series 2010
1.200% due 11/01/2040	1,150	1,177

		9,235

WASHINGTON 2.2%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
0.480% (MUNIPSA + 0.450%) due 11/01/2045 ~	750	753

Energy Northwest, Washington Revenue Notes, Series 2020
5.000% due 07/01/2027	750	939

Port of Seattle, Washington Revenue Notes, Series 2015
5.000% due 03/01/2023	1,000	1,080

Port of Tacoma, Washington General Obligation Notes, Series 2016
4.000% due 12/01/2022	440	464

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
0.520% (MUNIPSA + 0.490%) due 11/01/2046 ~	675	677

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	97

Schedule of Investments	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
1.080% (MUNIPSA + 1.050%) due 01/01/2042 ~	$1,000	$1,007

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	870	976

Washington Higher Education Facilities Authority Revenue Notes, Series 2020
5.000% due 05/01/2023	250	270

Washington State General Obligation Notes, Series 2021
5.000% due 06/01/2026	3,000	3,655

		9,821

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.000% due 06/01/2035	992	1,024

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,000	1,020

		2,044

WISCONSIN 1.5%

Milwaukee, Wisconsin General Obligation Notes, Series 2019
5.000% due 04/01/2023	1,500	1,625

Public Finance Authority, Wisconsin Revenue Notes, Series 2020
5.000% due 06/01/2022	625	652

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2022	650	674

Wisconsin State General Obligation Notes, Series 2019
5.000% due 05/01/2026	3,110	3,779

		6,730

Total Municipal Bonds & Notes (Cost $360,177)		364,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Notes
1.500% due 01/15/2023	$600	$613
1.500% due 11/30/2024	1,100	1,135

Total U.S. Treasury Obligations (Cost $1,706)		1,748

SHORT-TERM INSTRUMENTS 25.0%

SHORT-TERM NOTES 2.6%

Federal Home Loan Bank
0.020% due 07/27/2021 (c)(d)	8,900	8,900
0.045% due 09/17/2021 (c)(d)	2,000	2,000

Wright State University, Ohio Revenue Notes, Series 2021
4.000% due 05/01/2022 (a)	705	725

		11,625

U.S. TREASURY BILLS 8.9%
0.033% due 07/08/2021 - 12/16/2021 (b)(c)	40,300	40,295

U.S. TREASURY CASH MANAGEMENT BILLS 6.1%
0.025% due 09/14/2021 - 10/26/2021 (b)(c)	27,800	27,797

MUNICIPAL BONDS & NOTES 7.4%

Borough of Ship Bottom, New Jersey General Obligation Notes, Series 2020
1.250% due 09/24/2021	2,300	2,306

California School Cash Reserve Program Authority Revenue Notes, Series 2021
2.000% due 01/31/2022	3,000	3,033

Chicago Transit Authority Capital Grant Receipts, Illinois Revenue Notes, Series 2021
5.000% due 06/01/2022	700	730

Contra Costa County, California Schools Pooled Notes Revenue Notes, Series 2021
2.000% due 12/01/2021	2,000	2,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Ramapo Central School District, New York General Obligation Notes, Series 2021
1.250% due 05/05/2022	$500	$504

Kansas City, Missouri Revenue Notes, Series 2021
5.000% due 04/01/2022	500	518

Katy Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
0.000% due 08/15/2021 (a)(c)	4,140	4,139

Los Angeles County Schools, California Certificates of Participation Notes, Series 2021
2.000% due 12/30/2021	3,000	3,028

Los Angeles, California Revenue Notes, Series 2021
4.000% due 06/23/2022 (a)	5,000	5,190

Nassau County, New York General Obligation Notes, Series 2021
2.000% due 12/10/2021	3,200	3,227

Richardson Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2021
5.000% due 02/15/2022	740	761

Rochester, New York General Obligation Notes, Series 2020
2.000% due 08/04/2021	1,800	1,803

Syracuse, New York General Obligation Notes, Series 2020
2.000% due 07/30/2021	2,000	2,003

Texas State Revenue Notes, Series 2021
4.000% due 08/26/2021	4,150	4,175

Total Municipal Bonds & Notes (Cost $33,427)		33,430

Total Short-Term Instruments (Cost $113,146)		113,147

Total Investments in Securities (Cost $475,029)		479,621

Total Investments 105.9% (Cost $475,029)		$479,621

Other Assets and Liabilities, net (5.9)%		(26,689)

Net Assets 100.0%		$452,932

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.

98	PIMCO ETF TRUST	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,595	$0	$6,595
Alaska	0	590	0	590
Arizona	0	5,134	0	5,134
California	0	36,996	0	36,996
Colorado	0	4,379	0	4,379
Connecticut	0	14,536	0	14,536
Delaware	0	2,784	0	2,784
District of Columbia	0	518	0	518
Florida	0	8,068	0	8,068
Georgia	0	7,436	0	7,436
Illinois	0	27,495	0	27,495
Indiana	0	8,484	0	8,484
Iowa	0	4,638	0	4,638
Kansas	0	2,522	0	2,522
Kentucky	0	577	0	577
Louisiana	0	4,363	0	4,363
Maryland	0	7,684	0	7,684
Massachusetts	0	9,420	0	9,420
Michigan	0	11,372	0	11,372
Minnesota	0	1,900	0	1,900
Mississippi	0	3,670	0	3,670
Missouri	0	3,968	0	3,968
Montana	0	946	0	946
Nebraska	0	1,666	0	1,666

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Nevada	$0	$1,902	$0	$1,902
New Hampshire	0	4,060	0	4,060
New Jersey	0	17,784	0	17,784
New Mexico	0	3,191	0	3,191
New York	0	49,355	0	49,355
North Carolina	0	3,814	0	3,814
Ohio	0	5,834	0	5,834
Oregon	0	924	0	924
Pennsylvania	0	28,083	0	28,083
Puerto Rico	0	2,505	0	2,505
South Carolina	0	5,733	0	5,733
Tennessee	0	4,994	0	4,994
Texas	0	32,416	0	32,416
Utah	0	560	0	560
Virginia	0	9,235	0	9,235
Washington	0	9,821	0	9,821
West Virginia	0	2,044	0	2,044
Wisconsin	0	6,730	0	6,730
U.S. Treasury Obligations	0	1,748	0	1,748
Short-Term Instruments
Short-Term Notes	0	11,625	0	11,625
U.S. Treasury Bills	0	40,295	0	40,295
U.S. Treasury Cash Management Bills	0	27,797	0	27,797
Municipal Bonds & Notes	0	33,430	0	33,430

Total Investments	$0	$479,621	$0	$479,621

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	99

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities

100	PIMCO ETF TRUST

June 30, 2021

held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly

PIMCO Active Bond Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Monthly	Monthly

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19

Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover

ANNUAL REPORT	|	JUNE 30, 2021	101

Notes to Financial Statements	(Cont.)

transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

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If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in

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an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Current Value model is utilized for securities that are typically held at cost in the period of the initial investment, and potentially longer if the security is in an early-stage company that has made no material progress on its business plan. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2021 (amounts in thousands†):

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Notes to Financial Statements	(Cont.)

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$28,120	$157,628	$(167,533)	$0	$0	$18,215	$0	$0

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	3,088	(3,088)	0	0	0	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	105	(105)	0	0	0	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	515	57,600	(58,108)	0	0	7	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs

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may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the

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Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee

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for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Enhanced Low Duration Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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Notes to Financial Statements	(Cont.)

contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

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the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Active Bond Exchange- Traded Fund	PIMCO Enhanced Low Duration Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active ESG Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund

New Fund	—	—	—	—	—	—	—	—	X	—	—	—

Small Fund	—	—	—	X	—	—	—	—	—	—	—	—

Market Trading	X	X	X	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Inflation-Indexed Security	—	X	X	X	—	—	—	—	—	—	—	—

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	—	—	—	—	X	—	X	X	—	—	—	—

Market	X	X	X	X	X	X	X	X	X	X	X	X

Municipal Bond	—	—	—	—	—	—	—	—	—	—	X	X

Issuer	—	—	—	—	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	—	—	X	X

Equity	—	—	—	—	—	—	X	—	—	—	—	—

Mortgage-Related and Other Asset Backed Securities	—	—	—	—	X	—	X	X	X	X	—	—

Foreign (Non-U.S.) Investment	—	—	—	—	X	X	X	X	X	X	—	—

Emerging Markets	—	—	—	—	X	X	X	X	—	—	—	—

Sovereign Debt	—	—	—	—	X	X	—	—	—	—	—	—

Currency	—	—	—	—	—	—	X	X	X	—	—	—

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management and Tracking Error	X	X	X	X	X	X	—	—	—	—	—	—

Indexing	X	X	X	X	X	X	—	—	—	—	—	—

Management	—	—	—	—	—	—	X	X	X	X	X	X

California State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

New York State-Specific	—	—	—	—	—	—	—	—	—	—	X	—

Municipal Project-Specific	—	—	—	—	—	—	—	—	—	—	X	X

Short Exposure	—	—	—	—	—	—	X	X	—	—	—	—

Convertible Securities	—	—	—	—	—	—	X	—	—	—	—	—

Tax-Efficient Investing	—	—	—	—	—	—	X	X	—	—	—	—

Distribution Rate	—	—	—	—	—	—	X	X	—	—	—	—

Responsible Investing Risk	—	—	—	—	—	—	—	—	X	—	—	—

LIBOR Transition Risk	—	—	—	—	—	—	X	X	X	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Notes to Financial Statements	(Cont.)

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Municipal Bond Risk  is the risk that by investing in Municipal Bonds a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Foreign (Non-U.S.) Investment Risk   is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions,

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including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

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Notes to Financial Statements	(Cont.)

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

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breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

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Notes to Financial Statements	(Cont.)

termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%

Fund Name	Management Fee

PIMCO Active Bond Exchange-Traded Fund(1)	0.55%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(2)	0.46%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(3)	0.36%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%

(1)	PIMCO has contractually agreed, through October 31, 2021, to waive or reduce its management fee to the Fund for certain expenses incurred by the Fund.
(2)	Prior to October 31, 2020, PIMCO contractually agreed to waive its management fee by 0.07% of the average daily net assets attributable to the Fund.
(3)	PIMCO has contractually agreed, through October 31, 2022, to waive its management fee by 0.12% of the average daily net assets attributable to the Fund.

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2021 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

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The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2021, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2021, to waive or reduce its Management Fee for the PIMCO Active Bond Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2022, to waive or reduce its Management Fee for the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund.

The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Each waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to October 31, 2020, PIMCO had contractually agreed to waive its management fee for the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	$174	$310	$149	$633

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	121	171	292

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$62,466	$59,381

PIMCO Active Bond Exchange-Traded Fund	101,124	78,930

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	80,630	78,488

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	13,318	8,045

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	2,930,127	2,196,567

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may

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Notes to Financial Statements	(Cont.)

be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$97,070	$102,580	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	193,335	198,053	0	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	24,412	37,735	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	7,686	5,990	0	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	970,215	1,031,694

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	45,636	5,170	114,024	166,752

PIMCO Active Bond Exchange-Traded Fund	12,880,807	11,996,628	1,115,528	243,393

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	894,173	490,042	572,132	218,696

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	104,282	88,047	82,735	36,736

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	3,842,493	3,186,512	7,949,308	5,616,653

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	217,245	75,980

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	285,012	67,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the custodian of the Funds. These standard transaction fees are not payable to the Funds, and therefore, generally do not impact the Funds’ financial statements. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below. To the extent a variable transaction fee is not charged, certain costs may be borne by a Fund.

Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

$ 500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

122	PIMCO ETF TRUST

June 30, 2021

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2021, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$325,125	$236,069

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	763,517	453,813

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	626,483	654,233

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	109,546	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,507,831	524,022

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	211,456	73,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late- Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$1,512	$0	$(39,968)	$(14)	$(24,385)	$0	$0	$(62,855)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	4,781	0	9,708	(11)	(20,014)	0	0	(5,536)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	2,383	0	(615)	(11)	(16,351)	0	0	(14,594)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	1,036	0	7,260	(11)	(1,191)	0	0	7,094

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	5,853	0	18,521	(21)	(188,358)	0	0	(164,005)

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	1,514	576	35,461	(21)	0	0	0	37,530

PIMCO Active Bond Exchange-Traded Fund	0	9,762	0	129,140	(38)	(45,917)	0	0	92,947

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	0	0	5,642	(12)	(172)	0	(1,851)	3,607

ANNUAL REPORT	|	JUNE 30, 2021	123

Notes to Financial Statements	(Cont.)

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late- Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	$0	$111	$22	$377	$0	$0	$0	$0	$510

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0	698	28,736	(17)	0	0	0	29,417

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	826	0	0	30,683	(17)	(4,806)	0	0	26,686

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	169	0	0	4,592	(18)	(1,248)	0	0	3,495

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain (loss) on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnership adjustments, interest accrued on defaulted securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$15,404	$8,981

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	5,419	14,595

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,701	10,650

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	138	1,053

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	38,060	150,298

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	0

PIMCO Active Bond Exchange-Traded Fund	15,703	30,214

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	172	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	4,348	458

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	882	366

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$435,285	$1,439	$(41,407)	$(39,968)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	961,513	10,441	(733)	9,708

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	599,226	1,917	(2,530)	(613)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	168,373	7,261	0	7,261

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	2,214,930	36,819	(18,296)	18,523

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	753,437	36,721	(1,260)	35,461

PIMCO Active Bond Exchange-Traded Fund	4,441,887	151,366	(22,056)	129,310

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	1,573,148	9,546	(3,909)	5,637

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	153,818	578	(200)	378

124	PIMCO ETF TRUST

June 30, 2021

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$14,177,962	$37,586	$(8,848)	$28,738

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	600,000	30,826	(143)	30,683

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	475,029	4,856	(264)	4,592

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, partnership adjustments, interest accrued on defaulted securities, and straddle loss deferrals.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021				June 30, 2020

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	$0	$5,991	$0	$0	$0	$6,364	$0	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	19,529	0	0	0	14,551	0	2,072

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	12,067	0	0	0	5,557	0	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	2,953	0	0	0	955	0	189

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	72,424	0	0	0	71,011	0	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0	21,339	200	0	0	21,128	0	0

PIMCO Active Bond Exchange-Traded Fund	0	99,158	0	0	0	90,615	0	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0	11,473	0	0	0	12,814	0	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0	1,306	0	0	0	608	0	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	78,938	1,171	0	0	295,040	0	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	9,612	117	0	0	7,762	253	0	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	2,456	64	0	0	1,761	121	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	JUNE 30, 2021	125

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO ETF Trust and Shareholders of PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting PIMCO ETF Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, of cash flows for PIMCO Enhanced Low Duration Active Exchange-Traded Fund, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, the cash flows for PIMCO Enhanced Low Duration Active Exchange-Traded Fund, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund(1)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund(1)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund(1)

PIMCO Active Bond Exchange-Traded Fund(1)

PIMCO Enhanced Low Duration Active Exchange-Traded Fund(2)

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund(3)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund(1)

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund(1)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund(1)

(1)

Statement of operations for the year ended June 30, 2021, statement of changes in net assets for the years ended June 30, 2021 and 2020 and the financial highlights for the years ended June 30, 2021, 2020, 2019, 2018 and 2017

(2)

Statement of operations and statement of cash flows for the year ended June 30, 2021, statement of changes in net assets for the years ended June 30, 2021 and 2020 and the financial highlights for the years ended June 30, 2021, 2020, 2019, 2018 and 2017

(3)

Statement of operations for the year ended June 30, 2021 and statement of changes in net assets and the financial highlights for the year ended June 30, 2021 and for the period December 10, 2019 (inception date) through June 30, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO ETF Trust since 2009.

126	PIMCO ETF TRUST

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	DEU	Deutsche Bank Securities, Inc.	IND	Crédit Agricole Corporate and Investment Bank S.A.

BMO	BMO Capital Markets Corporation	FAR	Wells Fargo Bank National Association	JPM	JP Morgan Chase Bank N.A.

BOA	Bank of America N.A.	FBF	Credit Suisse International	JPS	J.P. Morgan Securities LLC

BOS	BofA Securities, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC

BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	RBC	Royal Bank of Canada

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	GST	Goldman Sachs International	SGY	Societe Generale, NY

CSN	Credit Suisse AG (New York)	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar

CAD	Canadian Dollar	ILS	Israeli Shekel

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	MAKA5DAY	Israel Gilon 5 Day	US0001M	ICE 1-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0003M	ICE 3-Month USD LIBOR

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate	US0012M	ICE 12-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	BAM	Build America Mutual Assurance	PSF	Public School Fund

AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration	Q-SBLF	Qualified School Bond Loan Fund

AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding

ANNUAL REPORT	|	JUNE 30, 2021	127

Federal Income Tax Information

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%	0%	$599	$0

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	19,529	0

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%	0%	12,067	0

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%	0%	2,953	0

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%	0%	68,079	0

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0%	0%	17,711	0

PIMCO Active Bond Exchange-Traded Fund	1.21%	1.21%	93,209	0

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%	0%	9,178	0

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0%	0%	62,188	0

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%	0%	970	0

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%	0%	9,729	0

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%	0%	2,521	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%

128	PIMCO ETF TRUST

(Unaudited)

163 (j) Interest Dividends %

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0%

PIMCO Active Bond Exchange-Traded Fund	0%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	91.37%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	98.55%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0%

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0%

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0%

PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	0%

PIMCO Active Bond Exchange-Traded Fund	0%

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0%

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0%

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0%

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0%

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0%

ANNUAL REPORT	|	JUNE 30, 2021	129

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of the end of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0000	$0.0000	$0.0000	$0.0000

February 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2021	$0.6100	$0.0000	$0.0000	$0.6100

April 2021	$0.0000	$0.0000	$0.0000	$0.0000

May 2021	$0.0000	$0.0000	$0.0000	$0.0000

June 2021	$0.5600	$0.0000	$0.0000	$0.5600

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0000	$0.0000	$0.0000	$0.0000

February 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2021	$0.1600	$0.0000	$0.0000	$0.1600

April 2021	$0.2200	$0.0000	$0.0000	$0.2200

May 2021	$0.2602	$0.0000	$0.0198	$0.2800

June 2021	$0.3100	$0.0000	$0.0000	$0.3100

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0000	$0.0000	$0.0000	$0.0000

February 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2021	$0.2277	$0.0000	$0.0123	$0.2400

April 2021	$0.3200	$0.0000	$0.0000	$0.3200

May 2021	$0.4100	$0.0000	$0.0000	$0.4100

June 2021	$0.4900	$0.0000	$0.0000	$0.4900

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0000	$0.0000	$0.0000	$0.0000

February 2021	$0.0000	$0.0000	$0.0000	$0.0000

March 2021	$0.1415	$0.0000	$0.0185	$0.1600

April 2021	$0.2400	$0.0000	$0.0000	$0.2400

May 2021	$0.3397	$0.0000	$0.0003	$0.3400

June 2021	$0.4000	$0.0000	$0.0000	$0.4000

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.3600	$0.0000	$0.0000	$0.3600

February 2021	$0.3600	$0.0000	$0.0000	$0.3600

March 2021	$0.3700	$0.0000	$0.0000	$0.3700

April 2021	$0.3600	$0.0000	$0.0000	$0.3600

May 2021	$0.3300	$0.0000	$0.0000	$0.3300

June 2021	$0.3200	$0.0000	$0.0000	$0.3200

130	PIMCO ETF TRUST

(Unaudited)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.2456	$0.0000	$0.0000	$0.2456

February 2021	$0.2437	$0.0000	$0.0000	$0.2437

March 2021	$0.2300	$0.0000	$0.0000	$0.2300

April 2021	$0.2415	$0.0000	$0.0000	$0.2415

May 2021	$0.2200	$0.0000	$0.0000	$0.2200

June 2021	$0.2300	$0.0000	$0.0000	$0.2300

PIMCO Active Bond Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.2300	$0.0000	$0.0000	$0.2300

February 2021	$0.2300	$0.0000	$0.0000	$0.2300

March 2021	$0.2300	$0.0000	$0.0000	$0.2300

April 2021	$0.2400	$0.0000	$0.0000	$0.2400

May 2021	$0.2400	$0.0000	$0.0000	$0.2400

June 2021	$0.2400	$0.0000	$0.0000	$0.2400

PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.1028	$0.0000	$0.0172	$0.1200

February 2021	$0.0870	$0.0000	$0.0030	$0.0900

March 2021	$0.0727	$0.0000	$0.0173	$0.0900

April 2021	$0.0746	$0.0000	$0.0054	$0.0800

May 2021	$0.0645	$0.0000	$0.0055	$0.0700

June 2021	$0.0650	$0.0000	$0.0000	$0.0650

PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0517	$0.0000	$0.0183	$0.0700

February 2021	$0.0500	$0.0000	$0.0000	$0.0500

March 2021	$0.0572	$0.0000	$0.0028	$0.0600

April 2021	$0.0519	$0.0000	$0.0081	$0.0600

May 2021	$0.0409	$0.0000	$0.0041	$0.0450

June 2021	$0.0396	$0.0000	$0.0004	$0.0400

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0420	$0.0000	$0.0000	$0.0420

February 2021	$0.0380	$0.0000	$0.0000	$0.0380

March 2021	$0.0390	$0.0000	$0.0000	$0.0390

April 2021	$0.0400	$0.0000	$0.0000	$0.0400

May 2021	$0.0340	$0.0000	$0.0000	$0.0340

June 2021	$0.0370	$0.0000	$0.0000	$0.0370

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0800	$0.0000	$0.0000	$0.0800

February 2021	$0.0800	$0.0000	$0.0000	$0.0800

March 2021	$0.0740	$0.0000	$0.0000	$0.0740

April 2021	$0.0800	$0.0000	$0.0000	$0.0800

May 2021	$0.0720	$0.0000	$0.0000	$0.0720

June 2021	$0.0760	$0.0000	$0.0000	$0.0760

ANNUAL REPORT	|	JUNE 30, 2021	131

Distribution Information	(Cont.)	(Unaudited)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2021	$0.0375	$0.0000	$0.0000	$0.0375

February 2021	$0.0370	$0.0000	$0.0000	$0.0370

March 2021	$0.0281	$0.0000	$0.0000	$0.0281

April 2021	$0.0310	$0.0000	$0.0000	$0.0310

May 2021	$0.0235	$0.0000	$0.0000	$0.0235

June 2021	$0.0260	$0.0000	$0.0000	$0.0260

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

132	PIMCO ETF TRUST

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 400-4ETF or visit the Funds’ website at www.pimcoetfs.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	148	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	148	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	148	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	JUNE 30, 2021	133

Management of the Trust	(Cont.)	(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	11/2018 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2009 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 13, 2021.
†

The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

134	PIMCO ETF TRUST

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2021	135

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO ETF Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

136	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

ETF3001AR_063021

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2021	$560,404
	June 30, 2020	$528,208
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2021	$ —
	June 30, 2020	$ —
(c)	Fiscal Year Ended	Tax Fees(2)
	June 30, 2021	$ —
	June 30, 2020	$ —
(d)	Fiscal Year Ended	All Other Fees(3)
	June 30, 2021	$ —
	June 30, 2020	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO ETF Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

_________

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2021	June 30, 2020
PIMCO ETF Trust	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	15,487,493	18,863,643

Totals	$15,487,493	$18,863,643

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes—Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 2, 2021